                                                               Exhibit 10.18
                                                               -------------

============================================================================




                              MASTER AGREEMENT


                        Dated as of November 30, 2000


                                    among


                        EDWARD D. JONES & CO., L.P.,
                as Lessee, Construction Agent and Guarantor,

                       ATLANTIC FINANCIAL GROUP, LTD.,
  (registered to do business in Arizona as AFG Equity, Limited Partnership)
                                 as Lessor,


                              SUNTRUST BANK AND
               CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,
                                 as Lenders,


                                     and


                               SUNTRUST BANK,
                                  as Agent


                              and joined in by


                   THE JONES FINANCIAL COMPANIES, L.L.L.P.





============================================================================

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                         PAGE
                                                                                                         ----

ARTICLE I DEFINITIONS; INTERPRETATION.......................................................................1

ARTICLE II ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS; NATURE OF TRANSACTION.............................2

   SECTION 2.1 Agreement to Acquire, Construct, Fund and Lease..............................................2
   SECTION 2.2 Fundings of Purchase Price, Development Costs and Construction Costs.........................2
   SECTION 2.3 Funded Amounts and Interest and Yield Thereon; Facility Fee..................................5
   SECTION 2.4 Nature of Transaction........................................................................6
   SECTION 2.5 Amounts Due Under Lease......................................................................6

ARTICLE III CONDITIONS PRECEDENT; DOCUMENTS.................................................................7

   SECTION 3.1 Conditions to the Obligations of the Funding Parties on the Closing Date.....................7
   SECTION 3.2 Additional Conditions for the Closing Date..................................................11
   SECTION 3.3 Conditions to the Obligations of Lessee.....................................................14
   SECTION 3.4 Conditions to the Obligations of the Funding Parties on each Funding Date...................14
   SECTION 3.5 Completion Date Conditions..................................................................15

ARTICLE IV REPRESENTATIONS.................................................................................17

   SECTION 4.1 Representations of Lessee...................................................................17
   SECTION 4.2 Survival of Representations and Effect of Fundings..........................................31
   SECTION 4.3 Representations of the Lessor...............................................................31
   SECTION 4.4 Representations of each Lender..............................................................33

ARTICLE V COVENANTS OF LESSEE, JFC AND LESSOR..............................................................34

   SECTION 5.1 Affirmative Covenants.......................................................................34
   SECTION 5.2 Additional Covenants........................................................................45
   SECTION 5.3 Further Assurances..........................................................................53
   SECTION 5.4 Additional Required Appraisals..............................................................54
   SECTION 5.5 Lessor's Covenants..........................................................................54

ARTICLE VI TRANSFERS BY LESSOR AND LENDERS.................................................................55

   SECTION 6.1 Lessor Transfers............................................................................55
   SECTION 6.2 Lender Transfers............................................................................55

ARTICLE VII INDEMNIFICATION................................................................................57

   SECTION 7.1 General Indemnification.....................................................................57
   SECTION 7.2 Environmental Indemnity.....................................................................59



   SECTION 7.3 Proceedings in Respect of Claims............................................................60
   SECTION 7.4 General Tax Indemnity.......................................................................62
   SECTION 7.5 Increased Costs, etc........................................................................68
   SECTION 7.6 End of Term Indemnity.......................................................................72

ARTICLE VIII MISCELLANEOUS.................................................................................73

   SECTION 8.1  Survival of Agreements.....................................................................73
   SECTION 8.2  Notices....................................................................................74
   SECTION 8.3  Counterparts...............................................................................74
   SECTION 8.4  Amendments.................................................................................74
   SECTION 8.5  Headings, etc..............................................................................75
   SECTION 8.6  Parties in Interest........................................................................75
   SECTION 8.7  GOVERNING LAW..............................................................................76
   SECTION 8.8  Expenses...................................................................................76
   SECTION 8.9  Severability...............................................................................76
   SECTION 8.10 Liabilities of the Funding Parties.........................................................76
   SECTION 8.11 Submission to Jurisdiction; Waivers........................................................76
   SECTION 8.12 Liabilities of the Agent...................................................................77
   SECTION 8.13 Role of SunTrust Equitable Securities Corporation..........................................77


APPENDIX A           Definitions and Interpretation



                                  SCHEDULES

SCHEDULE 2.2               Amount of Each Funding Party's Commitment
SCHEDULE 4.1(a)(i)         Indebtedness of Lessee
SCHEDULE 4.1(a)(ii)        Subsidiaries
SCHEDULE 4.1(d)(v)         Pending Investigations or Inquiries
SCHEDULE 4.1(m)            Environmental Matters
SCHEDULE 4.1(u)(i)         Leases
SCHEDULE 5.2(a)(i)         Existing Permitted Liens
SCHEDULE 5.2(a)(xiv)       Existing Options, Etc.
SCHEDULE 5.2(d)            Contingent Obligations
SCHEDULE 8.2               Addresses for Notices

                                  EXHIBITS

EXHIBIT A            Form of Funding Request

                                    -ii-




EXHIBIT B            Form of Assignment of Lease and Rents
EXHIBIT C            Form of Security Agreement and Assignment
EXHIBIT D-1          Form of Mortgage
EXHIBIT D-2          Form of Deed of Trust
EXHIBIT E            [Reserved]
EXHIBIT F            Form of Assignment and Acceptance Agreement
EXHIBIT G-1          Form of Opinion of Counsel to Lessee and Guarantor
EXHIBIT G-2          Form of Opinion of Local Counsel
EXHIBIT G-3          Form of Opinion of Counsel to Lessor
EXHIBIT H            Form of Certification of Construction Completion
EXHIBIT I            Form of Payment Date Notice
EXHIBIT J            Form of Compliance Certificate

                              MASTER AGREEMENT


         THIS MASTER AGREEMENT, dated as of November 30, 2000 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among EDWARD D.
                                  ----------------
JONES & CO., L.P. a Missouri limited partnership, in its capacity as the Lessee, the "Lessee", in its capacity as the Construction Agent, the
------
"Construction Agent," and in its capacity as Guarantor (the "Guarantor"),
 ------------------                                          ---------
ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership) (the "Lessor"),
                                                                 ------
SUNTRUST BANK, a Georgia banking corporation, and certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"), and SUNTRUST BANK, a
       -------                         ------
Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and joined in by THE JONES FINANCIAL COMPANIES, L.L.L.P., a
 -----
Missouri limited liability limited partnership ("JFC").

                            PRELIMINARY STATEMENT

         In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents,
(i) the Lessor has acquired a leasehold interest in the Land identified by the Lessee pursuant to the Bridge Lease and is leasing such Land to the Lessee, (ii) the Lessor and the Lessee desire to restate and amend the Bridge Lease pursuant to which the Lessee will lease the Leased Property from the Lessor, (iii) the Lessee, as Construction Agent for the Lessor, wishes to construct and equip the Building on the Land for the Lessor and, when completed, the Lessee wishes to lease such Buildings from the Lessor as part of the Leased Property under the Lease, (iv) the Lessee, as agent, wishes to obtain, and the Lessor is willing to provide, funding to finance the construction and equipping of the Building, and (v) the Lessor wishes to obtain, and the Lenders are willing to provide, from time to time, financing of the construction and equipping of the Building.

         In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I
                         DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A
                                                                   ----------
hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Master Agreement.
----------

                                 ARTICLE II
               ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                            NATURE OF TRANSACTION

    SECTION 2.1 Agreement to Acquire, Construct, Fund and Lease.
                -----------------------------------------------

         (a)   Land. Pursuant to the letter agreement dated July 7, 2000
               ----
between the Lessor and the Lessee (the "Bridge Lease"), the Lessor acquired
                                        ------------
a leasehold interest in the Land identified by the Lessee on the Closing Date and subleased the Land to the Lessee, subject to the Ground Lease. Subject to the terms and conditions of this Master Agreement and the Ground Lease, (i) the Lessor and the Lessee agree to amend and restate the Bridge Lease in its entirety pursuant to the Lease, (ii) the Lessor hereby agrees to sublease the Land to Lessee pursuant to the Lease, and (iii) the Lessee hereby agrees to sublease the Land from the Lessor pursuant to the Lease.

         (b)   Building. Subject to the terms and conditions of this Master
               --------
Agreement and the Ground Lease, from and after the Closing Date, (i) the Construction Agent agrees, pursuant to the terms of the Construction Agency Agreement, to acquire, construct and install the Building and Equipment on the Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund the costs of such construction and installation (and interest and yield thereon), (iii) the Lessor shall lease the Building and the Equipment and sublease the Land as part of the Leased Property to the Lessee pursuant to the Lease, and (iv) the Lessee shall lease the Building and the Equipment and sublease the Land from the Lessor pursuant to the Lease.

    SECTION 2.2 Fundings of Purchase Price, Development Costs and
                -------------------------------------------------
Construction Costs.
------------------

         (a)   Initial Funding and Payment of Purchase Price for Development
               -------------------------------------------------------------
Costs on Closing Date. Subject to the terms and conditions of this Master
---------------------
Agreement, on the Closing Date, each Lender shall make available to the Lessor its initial Loan in an amount equal to the product of such Lender's Commitment Percentage times the acquisition, development, transaction and closing costs (to the extent permitted to be paid with Advances hereunder) incurred by the Construction Agent, as agent, through such Closing Date, which funds the Lessor shall use, together with the Lessor's own funds in an amount equal to the product of the Lessor's Commitment Percentage times the acquisition, development, transaction and closing costs (to the extent permitted to be paid with Advances hereunder) incurred by the Construction Agent, as agent, through such Closing Date, to pay to the Construction Agent the amount of such acquisition, development, transaction and closing costs, and, subject to the Ground Lease, the Lessor shall sublease such Land to the Lessee, and the Lessee shall sublease the Land from the Lessor, pursuant to the Lease.

         (b)   Subsequent Fundings and Payments of Construction Costs during
               -------------------------------------------------------------
Construction Term. Subject to the terms and conditions of this Master
-----------------
Agreement on each Funding Date following the Closing Date until the Construction Term Expiration Date (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of the Funding requested by the Construction Agent for such Funding Date, which funds the Lessor hereby directs each Lender to pay over to the Construction Agent as set forth in paragraph (d), and (ii) the Lessor shall pay over to the Construction Agent
-------------
its own funds (which shall constitute a part of, and an increase in, the Lessor's Invested Amount) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of the Funding requested by the Construction Agent for such Funding Date.

         (c)   Aggregate Limits on Funded Amounts. The aggregate amount that
               ----------------------------------
the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed the lesser of
(x) the costs of acquisition and construction of the Leased Property and the development, transaction, closing and financing costs (to the extent permitted to be paid with Advances hereunder), or (y) $31,000,000 in the aggregate. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

         (d)   Notice, Time and Place of Fundings. With respect to each
               ----------------------------------
Funding, the Lessee or the Construction Agent, as the case may be, shall give the Lessor and the Agent an irrevocable prior written notice not later than 11:00 a.m., Atlanta, Georgia time, at least three (3) Business Days prior to the Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a Funding Request in the form of Exhibit A (a
                                                            ---------
"Funding Request"), specifying the Closing Date or subsequent Funding Date,
 ---------------
as the case may be, the amount of Funding requested, whether such Funding shall be a LIBOR Advance or a Base Rate Advance or a combination thereof and the Rent Period(s) therefor. At the election of the Lessee, Funding may occur within thirty (30) days of payment of an invoice by the Lessee or the Construction Agent, provided that there shall be no more than two (2) Fundings during any month. All documents and instruments required to be delivered on the Closing Date pursuant to this Master Agreement shall be delivered at the offices of McGuireWoods LLP, One James Center, Richmond, Virginia 23219, or at such other location as may be determined by the Lessor, the Construction Agent and the Agent. Each Funding shall occur on a Business Day, and each Advance (other than the final Advance) shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Construction Agent, not later than 12:00 noon, Atlanta, Georgia time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in Article
                                                                   -------
III; such funds shall (1) in the case of the initial Funding on the Closing
---
Date, be used to pay development, transaction and closing costs related to such Land (to the extent permitted to be paid with Advances hereunder), and
(2) in the case of each subsequent Funding, be paid to the Construction Agent for the payment or reimbursement of Construction costs incurred through such Funding Date and not previously paid or reimbursed.

         (e)   Deemed Representation for Each Funding. Each Funding Request
               --------------------------------------
by a Lessee or the Construction Agent shall be deemed a reaffirmation of the Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation and warranty to the Lessor, the Agent and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of the Funding requested represents amounts owing in respect of the acquisition, development, transaction and closing costs (to the extent permitted to be paid with Advances hereunder) in respect of the Leased Property (in the case of the initial Funding) or amounts that are then due to third parties in respect of the Construction, or amounts paid by the Construction Agent to third parties in respect of the Construction for which the Construction Agent has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and (iii) the representations and warranties of the Lessee and JFC set forth in Section 4.1 are true and
                                                  -----------
correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         (f)   Not Joint Obligations. Notwithstanding anything to the
               ---------------------
contrary set forth herein or in the other Operative Documents, each Lender's and the Lessor's Commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

         (g)   Non-Pro Rata Fundings. Notwithstanding anything to the
               ---------------------
contrary set forth in this Master Agreement, at the Agent's option, Fundings may be made by drawing on the Lessor's Commitment until such Commitment is fully funded before drawing on the Lenders' Commitments. In such event, when the Lessor's Commitment is fully funded, the Lenders will fund, on a pro rata basis as among themselves, 100% of the amount of the Fundings thereafter. In no event shall any Funding Party have any obligation to fund any amount hereunder in excess of the amount of such Funding Party's Commitment.

    SECTION 2.3 Funded Amounts and Interest and Yield Thereon; Facility Fee.
                ------------------------------------------------------------

         (a) The Lessor's Invested Amount outstanding from time to time shall accrue yield ("Yield") at the Lessor Rate, computed using the actual
                     -----
number of days elapsed and a 360 day year. If all or a portion of the principal amount of or yield on the Lessor's Invested Amount shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Lease, to the maximum extent permitted by law, accrue yield at the Overdue Rate, from the date of nonpayment until paid in full (both before and after judgment).

         (b) Each Lender's Funded Amount outstanding from time to time shall accrue interest as provided in the Loan Agreement.

         (c) During the Construction Term, in lieu of the payment of accrued interest, on each Payment Date, each Lender's Funded Amount in respect of the Construction Land Interest shall automatically be increased by the amount of interest accrued and unpaid on the Loans pursuant to the Loan Agreement during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause such Lender's Funded Amount to exceed such Lender's Commitment, in which event the Lessee shall pay such excess amount to such Lender in immediately available funds on such Payment Date). Similarly, in lieu of the payment of accrued Yield, on each Payment Date, the Lessor's Invested Amount in respect of the Construction Land Interest shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount in respect of the Leased Property during the Rent Period ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause the Lessor's Invested Amount to exceed the Lessor's Commitment, in which event the Lessee shall pay such excess amount to the Lessor in immediately available funds on such Payment Date). Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties.

         (d) Three (3) Business Days prior to the last day of each Rent Period, the Lessee, as Construction Agent, shall deliver to the Lessor and the Agent a notice substantially in the form of Exhibit I (each, a "Payment
                                                ---------           -------
Date Notice"), appropriately completed, specifying the allocation of the
-----------
Funded Amounts related to such Rent Period to LIBOR Advances and Base Rate Advances and the Rent Periods therefor, provided that no such allocation shall be in an amount less than $500,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall be allocated to a LIBOR Advance with a Rent Period of three (3) months.

         (e) The Lessee hereby agrees to pay to each Funding Party a facility fee for each day from the Closing Date until the Lease Termination Date equal to (i) 0.125% per annum times (ii) the amount of such Funding Party's Commitment on such day, times
(iii) 1/360. Such facility fee shall be payable in arrears on each Quarterly Payment Date.

    SECTION 2.4 Nature of Transaction. With respect to the Leased Property,
                ---------------------
it is the intent of the Lessee and the Funding Parties that, (i) for accounting purposes, the Lease shall be treated as an operating lease, and
(ii) for federal, state and local tax purposes and for bankruptcy, commercial and regulatory law and all other purposes, the Lease shall be treated as the repayment and security provisions of a loan by the Lessor to the Lessee, that the Lessee shall be treated as the legal and beneficial owner entitled to any and all benefits of ownership of such Leased Property and that all payments of Basic Rent during the Lease Term shall be treated as payments of interest and, if applicable, principal. The Lessee and each Funding Party agree to file tax returns consistent with such intent. Nevertheless, the Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that the Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

    SECTION 2.5 Amounts Due Under Lease. With respect to the Leased
                -----------------------
Property, anything else to the contrary notwithstanding, it is the intention of the Lessee and the Funding Parties that: (i) subject to clauses (ii) and
(iii) below, the amount and timing of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable with respect to interest on the Loans and Yield on the Lessor's Invested Amounts on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase such Leased Property under the Lease, the Funded Amounts, all interest and Yield thereon and all other obligations of the Lessee owing to the Funding Parties, shall be paid in full by the Lessee, (iii) if the Lessee properly elects the Remarketing Option, the principal amount of, and accrued interest on, the A Loans in respect of the Leased Property will be paid out of the Recourse Deficiency Amount, and the Lessee shall only be required to pay to the Lenders in respect of the principal amount of the B Loans and to the Lessor in respect of the Lessor's Invested Amounts, the proceeds of the sale of the Leased Property in accordance with Section 14.6 of the Lease; and (iv) upon
                                   ------------
an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Leased Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Loans, and accrued interest thereon, the Lessor's Invested Amounts and accrued Yield thereon and all other obligations of the Lessee owing to the Funding Parties pursuant to the Operative Documents.

                                ARTICLE III
                       CONDITIONS PRECEDENT; DOCUMENTS

    SECTION 3.1 Conditions to the Obligations of the Funding Parties on the
                -----------------------------------------------------------
Closing Date. The obligations of the Lessor and each Lender to carry out
------------
their respective obligations under Article II of this Master Agreement to be
                                   ----------
performed on the Closing Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.1 which
                                                         -----------
are required to be performed by such Funding Party:

         (a)   Documents. The following documents shall have been executed
               ---------
and delivered by the respective parties thereto:

               (i)    Ground Lease. A copy of the original Ground Lease, and
                      ------------
         a copy of the recorded memorandum thereof duly recorded, together with the original of the assignment of the Ground Lease to the Lessor and a consent and estoppel certificate from the Ground Lessor and the fee owner of the Land, shall have been delivered to the Agent by the Lessee, with copies thereof to each other Funding Party, all of which shall be satisfactory in form and substance to the Agent and the Funding Parties.

               (ii)   Lease Supplement. Counterparts of the Lease
                      ----------------
         Supplement, duly executed by the Lessee and the Lessor and in recordable form, shall have been delivered to each Funding Party, and the original, chattel paper copy of the Lease Supplement shall have been delivered to the Agent.

               (iii)  Mortgage or Deed of Trust and Assignment of Lease and
                      -----------------------------------------------------
         Rents. Counterparts of the Mortgage or Deed of Trust, as the case
         -----
         may be, (substantially in the form of Exhibit D-1 or D-2, as the
                                               -----------    ---
         case may be, attached hereto), duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage or Deed of Trust, as the case may be, shall secure all of the debt to the Agent) and the Assignment of Lease and Rents (substantially in the form of Exhibit B attached hereto) in
                                       ---------
         recordable form, duly executed by the Lessor, shall have been delivered to the Agent by the Lessor.

               (iv)   Security Agreement and Assignment. Counterparts of the
                      ---------------------------------
         Security Agreement and Assignment (substantially in the form of Exhibit C attached hereto), duly executed by the Construction
         ---------
         Agent, with an acknowledgment and consent thereto satisfactory to the Lessor and the Agent duly executed by the General Contractor, the Architect and the vendor of the Equipment (the

         "Vendor"), as applicable, and complete copies of the Construction Contract, the Architect's Agreement, any agreement related to the acquisition and/or installation of the Equipment certified by the Construction Agent and all other Construction Documents and payment and performance bonds, shall have been delivered to the Lessor and the Agent.

               (v)    Survey. The Lessee shall have delivered, or shall have
                      ------
         caused to be delivered, to the Lessor and the Agent, at such Lessee's expense, an accurate survey of the Land certified to the Lessor and the Agent in a form reasonably satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of the Closing Date (or such other time period agreed to by the Lessor and the Agent) by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall (A) be acceptable to the Title Insurance Company for the purpose of providing extended coverage to the Lessor and a lender's comprehensive endorsement to the Agent,
         (B) show no encroachments on such Land by structures owned by others, and no encroachments from any part of such Leased Property onto any land owned by others, and (C) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be reasonably acceptable to each such Person.

               (vi)   Title and Title Insurance. The Lessor shall receive
                      -------------------------
         from the Title Insurance Company an ALTA Policy of Title Insurance (which Policy shall be a leasehold owner's policy as to the Land and an Owner's Policy as to the Building and other improvements) issued by the Title Insurance Company and the Agent shall receive from the Title Insurance Company an ALTA Mortgagee's Policy of Title Insurance issued by the Title Insurance Company, in each case, in the amount of the projected cost of acquisition and construction of the Leased Property, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated
                             ------------
         as of the Closing Date, and, to the extent permitted under Applicable Law, shall include such affirmative endorsements and other coverages as the Lessor or the Agent shall reasonably request.

               (vii)  Appraisal. Each Funding Party shall have received a
                      ---------
         report of the Appraiser (an "Appraisal"), paid for by the Lessee,
                                      ---------
         which shall meet the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be satisfactory to such Funding Party and shall state in a manner satisfactory to such Funding Party the estimated "as vacant" value of the Land and any Building and Equipment to be acquired, constructed and/or installed thereon. Such Appraisal must show that the "as vacant" value of the Leased Property determined as if the Building had already been completed and Equipment installed in accordance with the Plans and Specifications and by excluding from such value the amount of assessments on the Leased Property) is at least 45% of the total cost of the Leased Property, including the trade fixtures, equipment and personal property utilized in connection with the Leased Property and all other costs to be funded by the Funding Parties.

               (viii) Environmental Audit and Reliance Letter. The Lessor
                      ---------------------------------------
         and the Agent shall have received an Environmental Audit for the Leased Property, which shall be conducted in accordance with ASTM standards and shall not include a recommendation for further investigation and is otherwise satisfactory to the Lessor and the Agent. The firm that prepared the Environmental Audit for such Leased Property shall have delivered to the Lessor and the Agent a letter in form and substance satisfactory to the Lessor and the Agent stating that the Lessor, the Agent and the Lenders may rely upon such firm's Environmental Audit of the Leased Property, it
                                                                      --
         being understood that the Lessor's and the Agent's acceptance of
         ----------------
         any such Environmental Audit shall not release or impair the Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to the Leased Property.

               (ix)   Evidence of Insurance. The Lessor and the Agent shall
                      ---------------------
         have received from the Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lenders as additional insureds or loss payee with respect to such insurance, as their interests may appear), in form and substance reasonably satisfactory to the Lessor and the Agent.

               (x)    Officer's Certificates of Lessee and JFC. Each of the
                      ----------------------------------------
         Agent and the Lessor shall have received an Officer's Certificate of each of the Lessee and JFC stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of the Lessee and JFC contained in the Operative Documents is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; (B) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing;
         (C) each Operative Document to which the Lessee and JFC is a party is in full force and effect with respect to it; and (D) no event that could reasonably be expected to have a Material Adverse Effect has occurred since June 30, 2000.

               (xi)   UCC Financing Statement; Recording Fees; Transfer
                      -------------------------------------------------
         Taxes. Each Funding Party shall have received satisfactory evidence
         -----
         of (A) the execution and delivery to the Agent of a UCC-1 and, if required by applicable law, UCC-2 financing statement to be filed with the Secretary of State of the applicable State (or other appropriate filing office) and the county where the Land is located, respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to perfect such Funding Party's interests and
         (B) the payment of all recording and filing fees and transfer, stamp and other taxes with respect to any recordings or filings made of the Ground Lease (or memorandum thereof), and the assignment of the Ground Lease to the Lessor, the Lease, the Lease Supplement, the Mortgage and the Assignment of Lease and Rents.

               (xii)  Opinions. An opinion of local counsel for the Lessee
                      --------
         qualified in the jurisdiction in which the Leased Property is located, substantially in the form set forth in Exhibit G-2
                                                         -----------
         attached hereto, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders.

               (xiii) Officer's Certificate of Lessor. The Agent shall
                      -------------------------------
         have received an Officer's Certificate of the Lessor stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of the Lessor contained in the Operative Documents is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (B) no Event of Default or Potential Event of Default has occurred and is continuing; (C) each Operative Document to which the Lessor is a party is in full force and effect with respect to it; and (D) no event that could have a Material Adverse Effect has occurred since the date of the most recent financial statements of the Lessor to be delivered or required to the Agent.

               (xiv)  Good Standing Certificates. The Agent shall have
                      --------------------------
         received good standing certificates for the Lessor and the Lessee from the appropriate offices of the state where the Land is located.

         (b)   Litigation. No action or proceeding shall have been
               ----------
instituted or, to the knowledge of any Funding Party, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which could reasonably be expected to result in a Material Adverse Effect.

         (c)   Legality. In the opinion of such Funding Party or its
               --------
counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

         (d)   No Events. (i) No Event of Default, Potential Event of
               ---------
Default, Event of Loss or Event of Taking relating to the Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since June 30, 2000.

         (e)   Representations. Each representation and warranty of the
               ---------------
parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         (f)   Cutoff Date. No Funding Date shall occur after the Funding
               -----------
Termination Date.

         (g)   Transaction Expenses. The Lessee shall have paid the
               --------------------
transaction costs then accrued and invoiced which the Lessee has agreed to pay pursuant to Section 8.8.
                -----------

    SECTION 3.2 Additional Conditions for the Closing Date. The obligations
                ------------------------------------------
of the Lessor and each Lender to carry out their respective obligations under Article II of this Master Agreement to be performed on the Closing
      ----------
Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Closing Date of the following conditions precedent in addition to those set forth in
Section 3.1, provided that
-----------
the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by such
                  -----------
Funding Party:

               (i)    Loan Agreement; Guaranty. Counterparts of the Loan
                      ------------------------
         Agreement, duly executed by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. The A Notes and the B Notes, duly executed by the Lessor, shall have been delivered to the Agent. The Guaranty, duly executed by the Guarantor, shall have been delivered to the Agent.

               (ii)   Master Agreement. Counterparts of this Master
                      ----------------
         Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

               (iii)  Construction Agency Agreement. Counterparts of the
                      -----------------------------
         Construction Agency Agreement, duly executed by the parties thereto shall have been delivered to each of the parties hereto.

               (iv)   Lease. Counterparts of the Lease, duly executed by
                      -----
         the Lessee and the Lessor shall have been delivered to each Funding Party, and the original, chattel paper copy of the Lease shall have been delivered to the Agent.

               (v)    Lessee's and JFC's Resolutions and Incumbency
                      ---------------------------------------------
         Certificate, etc. Each of the Agent and the Lessor shall have
         ----------------
         received (w) a certificate of the Lessee's General Partner attaching and certifying as of the Closing Date as to (A) the resolution of the limited partners of the Lessee, if required by the Lessee's Partnership Agreement, duly authorizing the execution, delivery and performance by the Lessee of each Operative Document to which it is or will be a party, (B) the Lessee's Partnership Agreement as in effect as of the Closing Date (which includes all amendments thereto) and (C) the Lessee's partnership certificate, as in effect as of the Closing Date (which includes all amendments thereto), certified within thirty (30) days prior to the Closing Date by the Secretary of State of the state of its organization;
         (x) good standing certificates for the Lessee dated within thirty
         (30) days prior to the Closing Date from the appropriate offices of the State of the Lessee's organization and principal place of business; (y) a certificate of the Secretary or an Assistant Secretary of the Lessee's General Partner, attaching and certifying as of the Closing Date as to (A) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it, as general partner of the Lessee, of each Operative Document to which the Lessee is or will be a party, (B) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (C) the articles or certificate of incorporation of the Lessee's General Partner, certified within thirty (30) days prior to the Closing Date by the Secretary of State of the state of its incorporation and (D) its by-laws; and
         (z) good standing certificates for the Lessee's General Partner dated within thirty (30) days prior to the Closing Date from the appropriate offices of the State of incorporation and principal place of business of the Lessee's General Partner. Each of the Agent and the Lessor shall have received (w) a certificate of JFC's Managing Partner attaching and certifying as of the Closing Date, as to (A) the resolution or consent of the limited partners of JFC, if and to the extent (if any) required by JFC's Partnership Agreement, duly authorizing the execution, delivery and performance by JFC of each Operative Document to which it is or will be a party, (B) JFC's Partnership Agreement as in effect as of the Closing Date (which includes all amendments thereto) and (C) JFC's partnership certificate, as in effect as of the Closing Date (which includes all amendments thereto), certified within thirty (30) days prior to the Closing Date by the Secretary of State of the state of its organization; (x) good standing certificates for JFC dated within thirty (30) days prior to the Closing Date from the appropriate offices of the State of JFC's organization and principal place of business; (y) a certificate of the Managing Partner of JFC, attaching and certifying as of the Closing Date as to the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf.

               (vi)   Opinions of Counsel. The opinion of counsel to the
                      -------------------
         Lessee and JFC and the Guarantor and the opinion of local counsel in the State in which the Leased Property is located, dated the Closing Date, substantially in the forms set forth in Exhibit G-1
                                                               -----------
         and Exhibit G-2, respectively, attached hereto, and containing such
             -----------
         other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lenders. The opinion of counsel to the Lessor, dated the Closing Date, substantially in the form set forth in Exhibit G-3 attached hereto, and containing such other
                  -----------
         matters as the parties to whom it is addressed shall reasonably request, shall have been delivered to each of the Agent and the Lenders and, with respect to the opinion of the Lessor's counsel, the Lessee.

               (vii)  Good Standing Certificate. The Agent and the Lessee
                      -------------------------
         shall have received a good standing certificate for the Lessor from the appropriate offices of the State of Texas, dated within thirty
         (30) days prior to the Closing Date.

               (viii) Lessor's Resolutions and Incumbency Certificate,
                      ------------------------------------------------
         etc. Each of the Agent and the Lessee shall have received (w) a
         ---
         certificate of the Lessor's General Partner as of the Closing Date, attaching and certifying as to (A) the resolution of the partners of Lessor, if required, duly authorizing the execution , delivery and performance by Lessor of each Operative Document to which it is or will be a party, (B) the Lessor's Partnership Agreement and all amendments thereto, (C) the Lessor's partnership certificate and all amendments thereto, certified as of a recent date by the Secretary of State of the state of its organization, (x) good standing certificates for the Lessor on the Closing Date from the appropriate offices of the State of the Lessor's organization and principal place of business, (y) a certificate of the Secretary or an Assistant Secretary of the Lessor's General Partner on the Closing Date, attaching and certifying as to (A) the Board of Directors' (or appropriate committee's) resolution duly authorizing the execution, delivery and performance by it, as general partner of the Lessor, of each Operative Document to which the Lessor is or will be a party, (B) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (C) its articles or certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and (D) its by-laws, and (z) good standing certificates for the Lessor's General Partner on the Closing Date from the appropriate offices of the State of incorporation and principal place of business of the Lessor's General Partner.

    SECTION 3.3 Conditions to the Obligations of Lessee. The obligations of
                ---------------------------------------
the Lessee to lease the Leased Property from the Lessor are subject to the fulfillment on the Closing Date to the satisfaction of, or waiver by, the Lessee, of the following conditions precedent:

         (a)   General Conditions. The conditions set forth in Sections 3.1
               ------------------                              ------------
and 3.2 that require fulfillment by the Lessor or the Lenders shall have
-------
been satisfied, including the execution and delivery of the Operative Documents to be executed by the Lessor or the Lenders in connection with the Leased Property.

         (b)   Legality. In the opinion of the Lessee or its counsel, the
               --------
transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Lessee to participate in any of the transactions contemplated by the Operative Documents.

    SECTION 3.4 Conditions to the Obligations of the Funding Parties on each
                ------------------------------------------------------------
Funding Date. The obligations of the Lessor and each Lender to carry out
------------
their respective obligations under Article II of this Master Agreement to be
                                   ----------
performed on each Funding Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) on or prior to each such Funding Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this
Section 3.4 which are required to be performed by such Funding Party:
-----------

         (a)   Funding Request. The Lessor and the Agent shall have received
               ---------------
from the Construction Agent or the Lessee the Funding Request therefor pursuant to Section 2.2(d).
            --------------

         (b)   Conditions Fulfilled. As of such Funding Date, the conditions
               --------------------
set forth in Section 3.1(d) shall have been satisfied.
             --------------

         (c)   Representations. As of such Funding Date, both before and
               ---------------
after giving effect to the Funding requested by the Construction Agent or the Lessee on such date, the representations and warranties that the Construction Agent, the Lessee or JFC is deemed to make pursuant to Section
                                                                    -------
2.2(e) shall be true and correct on and as of such Funding Date as though
------
made on and as of such Funding Date.

         (d)   No Stop Notice or Filed Mechanic's Lien. As of such Funding
               ---------------------------------------
Date, and as to any Funded Amount requested on such Funding Date, (i) none of the Lessor, the Agent or any Lender has received (with respect to the Leased Property) a notice to withhold Loan funds that has not been discharged by the Lessee or the Construction Agent, and (ii) no mechanic's lien or materialman's lien has been filed against such Leased Property that has not been discharged by the Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

         (e)   Lease Supplement. If the Funding relates to a Building that
               ----------------
will be leased under a Lease Supplement separate from the Lease Supplement for the Land, the original of such separate Lease Supplement, duly executed by the Lessee and the Lessor and in recordable form, shall have been delivered to the Agent.

    SECTION 3.5 Completion Date Conditions. The occurrence of the Completion
                --------------------------
Date with respect to the Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

         (a)   Title Policy Endorsements; Architect's Certificate. The
               --------------------------------------------------
Construction Agent shall have furnished to each Funding Party (1) the following endorsements to the related Title Policy (each of which shall be subject to no exceptions other than Permitted Encumbrances approved by the Agent in writing and such other exceptions created in the public records after the Closing Date if and to the extent approved by the Agent in writing): a date-down endorsement (redating and confirming the coverage provided under the Title Policy and each endorsement thereto) and a "Form 9" endorsement (if available in the applicable jurisdiction), in each case, effective as of a date not earlier than the date of completion of the Construction, and (2) a statement of the Architect dated at or about the Completion Date, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders, and stating that (i) the Building has been completed substantially in accordance with the Plans and Specifications therefor, and the Leased Property is ready for occupancy, (ii) such Plans and Specifications comply in all material respects with all Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, the Leased Property, as so completed, complies in all material respects with all Applicable Laws in effect at such time. The Construction Agent shall also deliver to the Agent true and complete copies of: (A) an "as built" or "record" set of the Plans and Specifications, (B) a plat of survey of the Leased Property "as built" to a standard reasonably acceptable to the Agent showing all easements, paving, driveways, fences and exterior improvements, and (C) copies of a certificate or certificates of occupancy for the Leased Property or other legally equivalent permission to occupy the Leased Property.

         (b)   Construction Completion. The Construction shall have been
               -----------------------
completed substantially in accordance with the Plans and Specifications and all Applicable Laws, and the Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in the Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Encumbrances.

         (c)   Construction Agent Certification. The Construction Agent
               --------------------------------
shall have furnished the Lessor, the Agent and each Lender with a certification of the Construction Agent (substantially in the form of Exhibit H) that:
---------

               (i) all amounts owing to third parties for the Construction have been paid in full (other than contingent obligations for which the Construction Agent has made adequate reserves), and no litigation or proceedings are pending, or, to the best of the Construction Agent's knowledge, are threatened, against the Leased Property, the Construction Agent or the Lessee which could reasonably be expected to have a Material Adverse Effect;

               (ii) all material consents, licenses and permits and other governmental authorizations or approvals required for such Construction and operation of the Leased Property have been obtained and are in full force and effect;

               (iii) the Leased Property has available all services of public facilities and other utilities necessary for the use and operation of the Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Building and public highways for pedestrians and motor vehicles;

               (iv) all material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased

         Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and neither the Construction Agent nor the Lessee has any knowledge of any pending modification or cancellation of any of the same, and the use of the Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

               (v)    all of the requirements and conditions set forth in
         Section 3.5(b) hereof have been completed and fulfilled with
         --------------
         respect to the Leased Property and the Construction; and

               (vi) to the best of the Construction Agent's knowledge, the Leased Property is in compliance in all material respects with all applicable zoning laws and regulations.

                                 ARTICLE IV
                               REPRESENTATIONS

    SECTION 4.1 Representations of Lessee. Effective as of the date of
                -------------------------
execution hereof, as of the Closing Date and as of each Funding Date, the Lessee represents and warrants to each of the other parties hereto as follows:

         (a)   Existence; Compliance with Law.
               ------------------------------

               (i) The sole general partner of the Lessee is EDJ Holding Company, Inc., a Missouri corporation (the "General Partner"), and the sole limited partner of the Lessee is JFC (the General Partner and JFC being referred to individually as a "Partner" and collectively as the "Partners.") At the date hereof, the Lessee has Indebtedness for Money Borrowed of the types and in the amounts set forth in Schedule 4.1(a)(i) hereto. A complete and correct summary of all such Indebtedness is attached hereto as Schedule 4.1(a)(i),
                                                        ------------------

               (ii)   Schedule 4.1(a)(ii) hereto correctly sets forth as to
                      -------------------
         each Subsidiary of the Lessee its name and the jurisdiction of its formation, if a partnership, or incorporation, if a corporation. The Lessee has no Restricted Subsidiaries. Each of the Lessee and each of its Subsidiaries, the General Partner and JFC (x) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (y) has the power and authority, and the legal right, and all governmental licenses, authorizations, consents and approvals, to own and operate its assets and property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged or proposes to be engaged, and (z) is duly qualified as a foreign corporation or partnership and in good standing (A) in the jurisdiction in which the Leased Property is located and (B) under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business or nature of its activities requires such qualification. All of the issued and outstanding general or limited partnership interests, or capital stock, as the case may be, of the Lessee, the Lessee's General Partner and each Subsidiary is validly issued and outstanding, is fully paid and nonassessable and is owned, beneficially and of record, in the case of stock, by the Lessee or another Subsidiary, and in the case of general or limited partnership interests in the Lessee, by the Lessee's General Partner and the limited partners of the Lessee, free of any Lien, option, claim, warrant or rights of others. All of the issued and outstanding are partnership interests of JFC are validly issued and outstanding, are fully paid and nonassessable and are owned beneficially and of record, by JFC's partners, free of any Lien, option, claim, warrant or rights of others.

         (b)   Corporate Power; Authorization; Enforceable Obligations. The
               -------------------------------------------------------
Lessee, the General Partner and JFC each have the power and authority, and the legal right, and all governmental licenses, authorizations, consents and approvals, to execute, deliver and perform this Master Agreement and the other Operative Documents to which each such Person is a party and has taken all necessary action to authorize the Transaction on the terms and conditions of this Master Agreement and to authorize the execution, delivery and performance of this Master Agreement and the other Operative Documents to which each such Person is a party. No approval, consent, exemption or authorization of, notice to or filing with or other action by or in respect of, any Governmental Authority, Business Association or any other Person is necessary or required in connection with the Transaction (except construction permits, licenses and approvals that are not yet required), the use of the proceeds thereof or with the execution, delivery, performance, validity or enforceability of this Master Agreement or the other Operative Documents to which each such Person is a party. This Master Agreement has been, and each other Operative Document to which each such Person is a party will be, duly executed and delivered on behalf of the Lessee and JFC. This Master Agreement constitutes, and each other Operative Documents to which the Lessee or JFC is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Lessee and JFC, as applicable, enforceable against the Lessee and JFC, as applicable, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         (c)   No Legal Bar; No Default, Compliance with Other Instruments,
               ------------------------------------------------------------
etc. Neither the Lessee nor JFC is in violation of any term of its
---
partnership agreement or certificate of partnership and none of its or their Subsidiaries is in violation of any term of its partnership agreement, certificate of partnership, charter or by-laws, as the case may be. No Potential Event of Default or Event of Default has occurred and is continuing. Neither the Lessee, JFC nor any of its or their Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any evidence of Indebtedness, or any agreement or instrument under or pursuant to which any evidence of Indebtedness has been issued (or any documents related thereto),
(ii) any other agreement or instrument (including, without limitation, any issued and outstanding preferred stock), or Contractual Obligation to which any of them is a party or by which any of them is bound or any of its or their properties is affected, or (iii) any Requirement of Law by which any of them is bound or any of their properties are affected. Neither the Lessee, JFC nor any of its or their Subsidiaries has defaulted in, or has failed to make at the time contemplated, payment of any dividends or partnership distributions, or any mandatory redemption payments on any preferred stock or any principal of, or premium or interest on, any Indebtedness for Money Borrowed. The execution, delivery and performance of this Master Agreement and the other Operative Documents, the Transaction and the use of the proceeds thereof does or will not (v) conflict with or violate the partnership agreement, certificate of partnership, charter or by-laws, as the case may be, of the Lessee, JFC or any of its or their Subsidiaries and will not violate any Requirement of Law or Contractual Obligation of the Lessee, JFC or any of its or their Subsidiaries, (w) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any evidence of Indebtedness or other agreement or instrument referred to in this Section 4.1(c), (x) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of its or their respective properties, revenues or assets of the Lessee, JFC or any of its or their Subsidiaries under the terms of any such evidence of Indebtedness, other agreement or instrument, Requirement of Law or Contractual Obligation, other than the Operative Documents, (y) require the consent of or other action by any Business Association, any trustee, any creditor of, any lessor to, or any investor in, the Lessee, JFC or any of its or their Subsidiaries, or (z) violate any order, injunction, writ or decree of any Governmental Authority or any Business Association to which the Lessee, JFC or any of its or their Subsidiaries is subject.

         (d)   Litigation, Etc.
               ----------------

               (i) There are no actions, suits, proceedings, claims or disputes pending or, to the best knowledge of the Lessee and JFC (after due inquiry), threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, arbitrator or Business Association, against the Lessee, JFC or its or their Subsidiaries or any of their respective properties, individually or in the aggregate:

                      (x) which purport to affect or pertain to this Master Agreement or any other Operative Document, or any of the transactions contemplated hereby or thereby; or

                      (y)   as to which there exists a reasonable
               possibility of an adverse determination against any of them or, which determination could reasonably be expected to have a Material Adverse Effect.

               (ii) No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Master Agreement or any other Operative Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

               (iii) Any liability that may result from any action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Lessee, JFC or any of its or their Subsidiaries) in any court or by or before any other Governmental Authority or any arbitrator, or before any Business Association, against or affecting, or that (to the best knowledge of the Lessee and JFC) is threatened against, the Lessee, JFC or any of its or their Subsidiaries or any of their respective properties is adequately reserved against on the books of the Lessee, JFC or such Subsidiary, as the case may be.

               (iv) Neither the Lessee, JFC nor any of its or their Subsidiaries is in default in any respect which could individually or in the aggregate have a Material Adverse Effect on the Lessee or JFC with respect to any order, writ, injunction, judgment or decree of any court or other Governmental Authority, or with respect to the award of any arbitrator, or with respect to the order or direction of any Business Association.

               (v)    Attached hereto as Schedule 4.1(d)(v) is a true and
                                         ------------------
         correct summary of all pending investigations or inquiries (other than routine "blue sheet" inquires) by the SEC or any Business Association or State Securities Commission to which the Lessee or any of its Subsidiaries has been asked to respond by delivery of documents or testimony.

         (e)   Taxes. All Federal, state and other tax returns and
               -----
information returns of the Lessee, JFC and each of its or their Subsidiaries required by law to be filed have been duly filed, and all Federal, state and other taxes, assessments, fees and other governmental charges upon the Lessee, JFC or any of its or their Subsidiaries or upon any of their respective properties or assets that are due and payable have been paid. No extensions of time for the assessment of deficiencies have been granted by the Lessee, JFC or any of its or their Subsidiaries. There are no Liens on any properties or assets of the Lessee, JFC or any of its or their Subsidiaries imposed or arising as a result of the delinquent payment or nonpayment of any such tax, assessment, fee or other governmental charge. All Federal income tax returns of each of the Lessee and JFC filed for periods ended on or prior to December 31, 1996 have been accepted by the IRS as filed. No Federal income tax and information returns filed by any of the Lessee, JFC or the Subsidiaries of the Lessee or JFC have ever been materially adjusted upon examination by the IRS. The Lessee, JFC and its or their Subsidiaries which are partnerships have filed information returns in those states and local jurisdictions in which they are required to do so, and the Subsidiaries of the Lessee or JFC that are corporations have filed tax returns with respect to state income taxes or state taxes measured by income in those states and local jurisdictions in which they are required to do so. No state information or tax return filed by the Lessee, JFC or any of its or their Subsidiaries has ever been materially adjusted upon examination by any state agency. The charges, accruals and reserves, if any, on the books of the Lessee, JFC and its or their Subsidiaries in respect of Federal and state income taxes for all fiscal periods to date are adequate and neither the Lessee nor JFC knows of any unpaid assessments for additional Federal or state income taxes for any such fiscal period or of any basis therefor. There are no applicable taxes, fees or other governmental charges payable in connection with the execution and delivery of this Master Agreement, the Transaction or any of the other Operative Documents.

         (f)   No Margin Regulation Violation. None of the transactions
               ------------------------------
contemplated by this Master Agreement or any of the other Operative Documents (including, without limitation, the direct or indirect use of any of the proceeds from any Funding) will violate or result in a violation of
(i) Sections 7, 10(b) or 15 of the Exchange Act or any regulations promulgated thereunder or (ii) Regulation U, Regulation T and Regulation X of the FRB.

         (g)   ERISA Compliance.
               ----------------

               (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the best knowledge of the Lessee and JFC, nothing has occurred which would cause the loss of such qualification. The Lessee, JFC and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

               (ii) There are no pending or, to the best knowledge of the Lessee and JFC, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect or that would subject the Lessee, JFC or any of its or their Subsidiaries to a tax or penalty on Prohibited Transactions. Neither the Lessee, JFC nor any of its or their Subsidiaries has contributed to any employee pension benefit plan to which an employer other than the Lessee, JFC or one of their Subsidiaries contributed.

               (iii) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Lessee, JFC nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability to the PBGC under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Lessee, JFC nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Lessee, JFC nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         (h)   Investment Company Act; Other Regulations. None of the
               -----------------------------------------
Lessee, JFC, any Person controlling the Lessee or JFC, or any of its or their Subsidiaries, is an "Investment Company" within the meaning of the Investment Company Act of 1940, except insofar as such a relationship may exist with respect to the Lessee by virtue of the following interests: (v) the Lessee's ownership of a minority interest, as limited partner with no rights of management or control, in Passport Research Ltd., a Pennsylvania limited partnership, that is adviser to an open-end mutual fund and a closed-end mutual fund, (w) the Lessee's indirect 18.4% interest in Community Investment Partners, L.P., indirect 6% interest in Community Investment Partners II, L.P., and indirect 5.9% interest in Community Investment Partners III, L.P., LLLP, each of which is a business development company formed under the Investment Company Act of 1940, (x) the Lessee's indirect 5.7% interest in Community Investment Partners IV, L.P., LLLP, an employees' securities company, (y) the Lessee's indirect $500,000 investment in Oakwood Medical Investors III, L.L.C. and (x) JFC's ownership of 150,000 shares of common stock, in Federated Investors, that is adviser to an open-end mutual fund and a closed-end mutual fund. Neither the Lessee, JFC nor any of its or their Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce

Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness, other than the Net Capital requirements of Section 15 of the Exchange Act. The Lessee and its Subsidiaries are in compliance with the requirements of Rule 206(4)-2 promulgated pursuant to the Investment Advisors Act of 1940.

         (i)   Purpose of Fundings. The proceeds of the Fundings shall be
               -------------------
used by the Lessee or the Construction Agent for Construction costs for the Building and for acquisition and installation of the Equipment and for transaction, closing and financing costs permitted to be paid with Advances under this Master Agreement.

         (j)   Disclosure. Neither this Master Agreement (including the
               ----------
representations, warranties and covenants contained herein and all other information contained in the Operative Documents) nor any offering memorandum prepared in connection with the Transaction, nor the reports nor financial statements referred to in Section 4.1(l) hereof, nor any certificate, report, statement or other writing furnished or to be furnished to the Agent by or on behalf of the Lessee, JFC, or any officer, director, agent or employee of or any counsel to the Lessee or JFC, in connection with the negotiation of the Operative Documents or the Transaction, nor any other factual information, including factual information relating to the Lessee, JFC, its or their Subsidiaries or any of its or their assets or its or their financial condition or the Leased Property, furnished or to be furnished in writing to the Agent or any Funding Party, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to the Partnership that the Partnership has not disclosed to you in writing that (i) materially adversely affects or in the future may materially adversely affect the business, prospects, earnings, properties or condition, financial or other, of the Lessee, JFC or any of its or their Subsidiaries, or (ii) adversely affects or in the future may adversely affect the ability of the Lessee or JFC to perform their respective obligations under this Master Agreement and the other Operative Documents.

         (k)   Title to Properties; Leases. The Lessee, JFC and each of
               ---------------------------
their Subsidiaries have good and valid title to their respective material properties and assets, including all properties and assets reflected on the respective consolidated statements of financial condition of the Lessee and its Subsidiaries and of JFC and its Subsidiaries, each dated as of December 31, 1999 and referred to in clauses (i) and (iii) of Section 4.1(l) hereof, as well as to property purported to have been acquired since such date (except property disposed of since said date in the ordinary course of business), and as of the Closing Date, there are no Liens on any such properties and assets other than Permitted Liens and Liens securing the bank borrowings listed in Schedule 4.1(a)(i) on the Lessee's securities held for sale, on its interest in customers' securities and on government or agency securities held by it as permitted by paragraphs (iv) and (vi) of the definition of Restricted Investments. Each of the Lessee, JFC and their Subsidiaries has the right to, and does, enjoy peaceful and undisturbed possession under all leases to which it is a party or under which it is leasing property. All such leases are valid, subsisting and in full force and effect, none of such leases is in default and no event has occurred and is continuing, and no condition exists, that, after notice or the passage of time or both, could become a default under any such lease.

         (l)   Financial Statements and Other Information; Financial
               -----------------------------------------------------
Condition. The Lessee and JFC has heretofore furnished to the Agent and each
---------
Funding Party copies of: (i) JFC's Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 1999 (the "Form 10-K") containing a
                                              ---------
consolidated statement of financial condition of JFC and its Subsidiaries as of December 31, 1999 and December 31, 1998 and related consolidated statements of income, changes in financial position or cash flows (as applicable) and changes in partnership capital for the fiscal years then ended and the fiscal year ended December 31, 1997, together with the auditor's report thereon of Arthur Andersen LLP, Independent Certified Public Accountants; (ii) JFC's Quarterly Report on Form 10-Q filed with the SEC for the quarter ended June 30, 2000 (the "Form 10-Q"; the Form 10-K and
                                              ---------
the Form 10-Q are referred to herein as the "SEC Reports"); (iii)
                                             -----------
consolidated statements of financial condition of the Lessee and its Subsidiaries as of December 31, 1999 and December 31, 1998, and related statements of income, changes in financial position or cash flows (as applicable), changes in partnership capital and changes in subordinated liabilities, of the Lessee and its Subsidiaries for the fiscal years then ended, together with the auditor's report thereon of Arthur Andersen LLP, Independent Certified Public Accountants; (iv) consolidated statements of financial condition of the Lessee and its Subsidiaries as of the close of the fiscal quarter ended June 30, 2000 and related statements of income of the Lessee and its Subsidiaries for the fiscal quarter then ended (the financial statements referred to, or contained in any document referred to, in this clause (iv) and in clause (iii) above being hereinafter called the "Lessee Financial Statements"); and (v) the Lessee's Broker/Dealer Year 2000
 ---------------------------
Report on Form BD-Y2K filed with the SEC for June 30, 2000. All financial statements referred to above, or contained in any document referred to above, are complete and correct, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the respective periods. The Lessee Financial Statements and the SEC Reports present fairly the financial position of the Lessee and JFC, respectively, as of the respective dates of the statements of financial condition included therein and the results of operations of the Lessee and JFC, respectively, for the respective periods covered by the consolidated statements of income and changes in cash flows included therein. Neither the Lessee, JFC nor any of its or their Subsidiaries has any material obligations or liabilities, contingent or otherwise, not disclosed by the consolidated statement of financial condition of the Lessee, JFC and their Subsidiaries as of December 31, 1999 referred to in clauses (i) or (iii) above

         (m)   General Environmental Matters. Except as specifically
               -----------------------------
disclosed in Schedule 4.1(m):
             ---------------

               (i) The on-going operations of the Lessee, JFC and each of their Subsidiaries comply in all material respects with all Environmental Laws.

               (ii) The Lessee, JFC and each of their Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and
                                                ---------------------
         necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Lessee, JFC and each of their Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

               (iii) None of the Lessee, JFC any of their Subsidiaries or any of their respective present properties or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to (x) any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material or (y) to the extent that it could reasonably be expected to have a Material Adverse Effect, any claim, proceeding or written notice from any Person regarding any Environmental Law, Environmental Claim or Hazardous Material.

               (iv) There are no Hazardous Materials or other conditions or circumstances existing with respect to any properties of the Lessee, JFC or any of their Subsidiaries, or arising from operations prior to the Closing Date, of the Lessee, JFC or any of their Subsidiaries that would reasonably be expected to give rise to Environmental Claims which would have a Material Adverse Effect, and there are no Hazardous Materials or other conditions or circumstances existing with respect to the Leased Property that would reasonably be expected to give rise to Environmental Claims. In addition, (A) neither the Lessee, JFC nor any of their Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, (y) that are leaking or disposing of Hazardous Materials off-site, or (z) with respect to the Leased Property, for which the Lessee, JFC or any of their Subsidiaries has not met applicable federal and state financial responsibility requirements, and (B) the Lessee, JFC and their Subsidiaries have met all material notification requirements under applicable Environmental Laws.

         (n)   Labor Relations. There are no strikes, lockouts or other
               ---------------
labor disputes against the Lessee, JFC, or any of their Subsidiaries, or, to the best of the knowledge of the Lessee and JFC, threatened against or affecting the Lessee, JFC or any of their Subsidiaries, and no significant unfair labor practice complaint is pending against the Lessee, JFC or any of their Subsidiaries or, to the best knowledge of the Lessee and JFC, threatened against any of them before any Governmental Authority.

         (o)   No Burdensome Restrictions. Neither the Lessee, JFC, nor any
               --------------------------
of its or their Subsidiaries is a party to, and none of them nor any of their properties is bound or affected by, any Contractual Obligation, or is subject to any order, writ, injunction, judgment, rule, regulation or decree or other action of any court or other Governmental Authority, or the award of any arbitrator or any charter or other corporate, partnership or contractual restriction, that could reasonably be expected to have a Material Adverse Effect.

         (p)   Copyrights, Patents, Trademarks and Licenses, etc. The
               -------------------------------------------------
Lessee, JFC and their Subsidiaries own or are licensed or otherwise have the right to use all of the licenses, registrations, permits, patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses as now conducted and as proposed to be conducted, without conflict with the rights of any other Person. To the best knowledge of the Lessee and JFC, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Lessee, JFC or any of their Subsidiaries infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Lessee and JFC, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (q)   Insurance. The properties of the Lessee, JFC and their
               ---------
Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Lessee or JFC or any of their Subsidiaries and are in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and are similarly situated.

         (r)   Swap Obligations. Neither the Lessee, JFC nor any of their
               ----------------
Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Lessee and JFC have each undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

         (s)   Solvency. Each of the Lessee and JFC is Solvent, and the
               --------
Lessee and its Subsidiaries, on a consolidated basis, and JFC and its Subsidiaries, on a consolidated basis, are Solvent.

         (t)   Year 2000 Compliance. The Lessee, JFC and their Subsidiaries
               --------------------
have conducted a comprehensive review and assessment of its computer applications, and have made inquiry of their material suppliers, vendors and customers, with respect to any defect in computer software, data bases, hardware, controls and peripherals related to the occurrence of the year 2000 or the Year 2000 Problem in connection therewith. Based on the foregoing review, assessment and inquiry, the Lessee and JFC believe that no such defect could reasonably be expected to have a Material Adverse Effect.

         (u)   Business of the Partnership.
               ---------------------------

               (i) The SEC Reports referred to in Section 4.1(l) hereof contain an accurate general description of the business of the Lessee, JFC and their Subsidiaries, as presently conducted and as presently proposed to be conducted, and the major properties leased by the Lessee and JFC. Neither the Lessee, JFC nor any of their Subsidiaries is now engaged in any material line of business not so disclosed and neither the Lessee nor JFC owns or leases any significant properties not so disclosed. Attached hereto as
         Schedule 4.1(u)(i) is a true and correct summary of the leases
         ------------------
         under which the Lessee or JFC leases its or their principal offices and equipment from an Affiliate.

               (ii) Any and all liabilities of the Lessee and JFC that could reasonably be expected to arise out of, or in relation to, the Lessee's or JFC's ownership, directly or indirectly, of any interest or interests in limited partnerships or other entities (including any Affiliates or Subsidiaries of the Lessee or JFC) under any circumstances, in the aggregate, would not exceed $15,000,000. All such interests owned by the Lessee or JFC in such entities are owned indirectly by it, through a series of affiliated entities, including at least one corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, which corporation is adequately capitalized and as to which all corporate formalities have been observed. The corporate integrity of any such corporation has never been questioned or threatened, nor does there exist any basis for such a question or threat. Neither the Lessee, JFC nor any Affiliate of either of them (other than the General Partner, Conestoga Securities, Inc., a Missouri corporation, LHC, Inc., a Missouri corporation, Unison Capital Corporation, a Missouri corporation, Patronus, Inc., a Missouri corporation, CIP Management, Inc., a Missouri corporation, and Edward D. Jones & Co. Canada Holding Co., Inc., a corporation formed under the law of the Province of Ontario, Canada) is a general partner of any general or limited partnership.

         (v)   Stock Exchange Membership, etc. The Lessee is a member
               -------------------------------
organization in good standing of the Exchange, the American Stock Exchange, Inc., the Chicago Stock Exchange, Inc., and the NASD. Edward Jones Limited, a corporation organized under the laws of the United Kingdom, is a member in good standing of the London Stock Exchange. Edward D. Jones Co., an Ontario limited partnership, is a member organization in good standing of the Toronto Stock Exchange, Inc. and the Montreal Stock Exchange, Inc.

         (w)   No Material Adverse Change. Since December 31, 1999, (i)
               --------------------------
there has been no material adverse change in the financial condition of the Lessee and its Subsidiaries taken as a whole, or JFC and its Subsidiaries, taken as a whole, and (ii) neither the condition, financial or otherwise, business, earnings, properties or prospects of the Lessee and its Subsidiaries, taken as a whole, or JFC and its Subsidiaries, taken as a whole, have been materially adversely affected by any occurrence or development (whether or not insured against).

         (x)   Compliance with Law, etc. The Lessee, JFC, the General
               ------------------------
Partner and their Subsidiaries each is in compliance in all material respects with all Requirements of Law to which it is subject and all applicable rules of the Exchange, the NASD and each other non-governmental association, corporation or body having authority over it ("Business
                                                            --------
Association"), the violation of which, either individually or in the
-----------
aggregate, might materially adversely affect its business, prospects, earnings, properties or condition, financial or other. Neither the execution or delivery of this Master Agreement or any of the other Operative Documents, nor the performance of this Agreement or the Notes does or will cause the Partnership or any of its Subsidiaries to be in violation in any material respect of any law or ordinance, or any order of general application, rule or regulation of any Federal, state, county, municipal or other governmental or public authority or agency, or any order, direction or rule of any Business Association, having jurisdiction or authority over any of them or any of their respective properties.

         (y)   SIPC Assessments. Neither the Lessee nor any Subsidiary is in
               ----------------
arrears with respect to any assessment made upon the Lessee or any Subsidiary by SIPC.

         (z)   Broker-Dealer Registration; Examining Authority. The Lessee
               -----------------------------------------------
is registered as a broker-dealer with the SEC under the Exchange Act, and is also registered as a broker-dealer with the proper authorities, including State Securities Commissions, of every jurisdiction in which the nature of its activities makes such registration necessary. The Examining Authority of the Lessee is the Exchange.

         (aa)  Stock Exchange Approvals. The Lessee has obtained such
               ------------------------
consents or approvals of the Examining Authority and of such securities and commodities exchanges of which the Lessee is a member organization as are necessary for the due execution, delivery and performance of this Master Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby.

         (bb)  Governmental Consent, etc. Except for the consents and
               -------------------------
approvals referred to in Section 4.1(aa) and the filing with the SEC pursuant to Appendix D to Rule 15c3-1, no consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to, any Federal, state or local governmental or public authority or agency (including any State Securities Commission) or Business Association is required for the valid execution, delivery and performance of this Master Agreement or any of the other Operative Documents or the valid consummation of any other transaction contemplated hereby or thereby.

         (cc)  Outstanding Securities. All outstanding Securities of the
               ----------------------
Lessee have been offered, issued, sold and delivered in compliance with, or in accordance with available exemptions from, all Federal and state laws and the rules and regulations of all Federal and state governmental or public authorities and agencies and Business Associations.

         (dd)  Net Capital Requirements. The Lessee is subject to and in
               ------------------------
compliance with the Net Capital requirements set forth in Rule 15c3-1 and it has elected to comply with the Alternative Net Capital Requirement.

         (ee)  Hazardous Materials - Leased Property.
               -------------------------------------

               (i) To the best knowledge of the Lessee, except as described in the Environmental Audit, on the Closing Date, there are no Hazardous Materials present at, upon, under or within such Leased Property or released or transported to or from such Leased Property (except in compliance in all material respects with all Applicable Law).

               (ii) On the Closing Date, no Governmental Actions have been taken or, to the best knowledge of the Lessee, are in process or have been threatened, which could reasonably be expected to subject such Leased Property, any Lender or the Lessor to any Claims or Liens with respect to such Leased Property under any Environmental Law which would have a material adverse effect, or would have a Material Adverse Effect on the Lessor or any Lender.

               (iii) The Lessee has, or will obtain on or before the date required by Applicable Law, all Environmental Permits necessary to operate the Leased Property, if any, in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Material Adverse Effect.

               (iv) Except as set forth in the Environmental Audit or in any notice subsequently furnished by the Lessee to the Agent and approved by the Agent in writing prior to the respective times that the representations and warranties contained herein are made or deemed made hereunder, no notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to the Lessee, no penalty has been assessed on the Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to the Leased Property with respect to any alleged material violation or liability of the Lessee under any Environmental Law. To the best knowledge of the Lessee, no material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or threatened by any Governmental Authority or other Person relating to the Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

               (v) The Leased Property and each portion thereof are presently in compliance in all material respects with all Environmental Laws, and, to the best knowledge of the Lessee, there are no present or past facts, circumstances, activities, events, conditions or occurrences regarding the Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a material Claim against the Leased Property, any Funding Party or the Lessee, (B) cause the Leased Property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which the Leased Property is located, or (D) prevent or materially interfere with the continued operation and maintenance of the Leased Property as contemplated by the Operative Documents.

         (ff)  Leased Property. The present condition of the Leased
               ---------------
Property conforms in all material respects with all conditions or requirements of all existing material permits and approvals issued with respect to the Leased Property, and the Lessee's future intended use of the Leased Property under the Lease does not, in any material respect, violate any Applicable Law. To the best knowledge of the Lessee, no material notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to the Leased Property or any present or intended future use thereof. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as the Lessee intends to use such Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to the Lessee's best knowledge will be, obtained and are or will be in full force and effect, and the Lessee has no knowledge of any pending material modification or cancellation of any of the same.

         (gg)  Rights in Respect of the Leased Property. The Lessee is not
               ----------------------------------------
a party to any contract or agreement to sell any interest in the Leased Property or any part thereof, other than pursuant to the Operative Documents.

    SECTION 4.2 Survival of Representations and Effect of Fundings.
                ---------------------------------------------------

         (a)   Survival of Representations and Warranties. All
               ------------------------------------------
representations and warranties made in Section 4.1 shall survive delivery of
                                       -----------
the Operative Documents and every Funding and shall remain in effect until all of the Obligations are fully and irrevocably paid.

         (b)   Each Funding a Representation. Each Funding accepted by the
               -----------------------------
Lessee or the Construction Agent shall be deemed to constitute a representation and warranty by each Lessee to the effect of Section 4.1.
                                                            -----------

    SECTION 4.3 Representations of the Lessor. Effective as of the date of
                -----------------------------
execution hereof, as of the Closing Date and as of each Funding Date, in each case, with respect to the Leased Property, the Lessor represents and warrants to the Agent, the Lenders and the Lessee as follows:

         (a)   Securities Act. The interest being acquired or to be acquired
               --------------
by the Lessor in such Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.
                            -----------

         (b)   Due Organization, etc. The Lessor is a limited partnership
               ----------------------
duly organized and validly existing in good standing under the laws of Texas and is duly qualified as a foreign limited partnership and in good standing in the state in which the Leased Property is located and has full power, authority and legal right to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

         (c)   Due Authorization; Enforceability, etc. This Master Agreement
               ---------------------------------------
and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

         (d)   No Conflict. The execution and delivery by the Lessor of the
               -----------
Lease, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law applicable generally to parties providing financing and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of Lessor, do not and will not require the consent or approval of, the giving of notice to, the registration with or taking of any action in respect of or by, any Governmental Authority, except such as have been obtained, given or accomplished, and the Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

         (e)   Litigation. There are no pending or, to the knowledge of the
               ----------
Lessor, threatened actions or proceedings against the Lessor before any court, arbitrator or administrative agency with respect to any Operative Document or that would have a material adverse effect upon the ability of the Lessor to perform its obligations under this Master Agreement or any other Operative Documents to which it is or will be a party.

         (f)   Lessor Liens. No Lessor Liens (other than those created by
               ------------
the Operative Documents) exist on the Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens (other than those created by the Operative Documents).

         (g)   Employee Benefit Plans. The Lessor is not and will not be
               ----------------------
making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA), or "plan" (as defined in Section 4975(e)(1)) of the Code.

         (h)   General Partner. The sole general partner of the Lessor is
               ---------------
Atlantic Financial Managers, Inc., a Texas corporation.

         (i)   Financial Information.
               ---------------------

         (A) The unaudited balance sheet of the Lessor as of December 31, 1999 and the related statements of income, partners' capital and cash flows for the year then ended, copies of which have been delivered to the Agent and the Lessee, fairly present, in conformity with sound accounting principles, the financial condition of the Lessor as of such date and the results of operations and cash flows for such period.

         (B) Since December 31, 1999, there has been no event, act, condition or occurrence having a material adverse effect upon the financial condition, operations, performance or properties of the Lessor, or the ability of the Lessor to perform in any material respect its obligations under the Operative Documents.

         (C) The Lessor has no recourse indebtedness, and the Lessor has not entered into any other transactions, purchases, leases or other agreements, other than immaterial transactions, purchases, leases and other agreements entered into by the Lessor in the ordinary course of its business, in which the Lessor has any liability to the other parties to such transactions, purchases, leases or other agreements that is in excess of the Lessor's ownership or other interest in the property subject to such transactions, purchases, leases or other agreements other than liability for required fundings, breach of contract, misrepresentation, gross negligence, willful misconduct, fraud, failure to turn over funds and similar exceptions to limitations on recourse.

         (j)   No Offering. The Lessor has not offered the Notes to any
               -----------
Person in any manner that would subject the issuance thereof to registration under the Securities Act or any applicable state securities laws.

    SECTION 4.4 Representations of each Lender. Effective as of the date of
                ------------------------------
execution hereof, as of the Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the Lessee as follows:

         (a)   Securities Act. The interest being acquired or to be acquired
               --------------
by such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2.
                                -----------

         (b)   Employee Benefit Plans. Such Lender is not and will not be
               ----------------------
making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA), or "plan" (as defined in Section 4975(e)(1)) of the Code.

                                 ARTICLE V
                     COVENANTS OF LESSEE, JFC AND LESSOR

    SECTION 5.1 Affirmative Covenants. Each of the Lessee and JFC covenants
                ---------------------
and agrees that, it shall do, or cause to be done, the following:

         (a)   Maintenance of Office. Each of the Lessee and JFC will
               ---------------------
maintain at its headquarters at 12555 Manchester Road, St. Louis, Missouri 63131, an office where notices, presentations and demands in respect of this Master Agreement and the other Operative Documents may be given to and made upon it; provided, however, that it may, upon 30 days' prior written notice
         --------  -------
to the Agent and the Funding Parties, move such office to any other location within the continental boundaries of the United States. The Lessee hereby agrees that it will pay, and will save any Lender harmless against liability for, any stamp or other tax or governmental charge imposed in respect of any transfer of a Note made at a time when the books for the registration, and registration of transfer, of Notes are maintained at an office outside the State of Missouri, to the extent (if any) that such tax or charge exceeds the amount that would have been payable had said books been maintained in the State of Missouri, and such obligation of the Lessee shall survive the payment or prepayment of the Notes and the termination of this Master Agreement.

         (b)   ERISA. Neither the Lessee, JFC nor any of their Subsidiaries
               -----
will at any time permit any Plan to:

               (i)    engage in any Prohibited Transaction;

               (ii) incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA, whether or not waived; or

               (iii) terminate under circumstances which could result in the imposition of a Lien on any property of the Lessee, JFC or any of their Subsidiaries pursuant to Section 4068 of ERISA.

               The Lessee and JFC shall, and shall cause each of their ERISA Affiliates to: (x) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (y) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (z) make all required contributions to any Plan subject to Section 412 of the Code.

         (c)   Existence. The Lessee, subject to Rule 326(b) of the
               ---------
Exchange, and JFC shall each take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, franchises, permits, licenses, rights and privileges as a partnership in good standing and the existence, franchises, permits, licenses, rights and privileges as a partnership or a corporation, as the case may be, in good standing, of each of their Subsidiaries, will preserve or renew all of its patents, trademarks, trade names and service marks and goodwill and will not liquidate or dissolve, or permit any of their Subsidiaries to liquidate or dissolve, unless in the case of a Subsidiary its liquidation or dissolution would not have a Material Adverse Effect, and shall take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, and that of each of their Subsidiaries, to do business as a foreign partnership or corporation in each jurisdiction in which the character of the properties owned (or held under lease) by the Lessee or JFC or any of their Subsidiaries, respectively, or the nature of their respective activities makes such qualification necessary.

         (d)   General Maintenance of Properties and Business, Etc. Each of
               ----------------------------------------------------
the Lessee, JFC and each of their Subsidiaries, will:

               (i) maintain its property in good condition and repair and make all needful and proper renewals, repairs, replacements, additions, betterments and improvements thereof and thereto, so that the business carried on in connection therewith may be conducted properly and efficiently at all times;

               (ii) maintain, with financially sound insurers of nationally recognized stature and responsibility, insurance with respect to its property and business of such a nature, with such terms and in such amounts as a prudent person would maintain with respect to similar properties and a similar business, and, in any event, will maintain insurance on all its property of a character usually insured by corporations or partnerships engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against and for by such corporations or partnerships and carry, with such insurers in customary amounts, such other insurance, including public liability insurance, as is usually carried by corporations or partnerships engaged in the same or a similar business similarly situated; provided, however, that (x) all insurance maintained pursuant to
         --------  -------
         this subsection (ii) will be carried in amounts sufficient to prevent the Lessee, JFC or any of their Subsidiaries from incurring liability as a coinsurer under law or the terms of the applicable policy or policies, and (y) neither the Lessee nor any of its Subsidiaries shall self-insure, except that each may self-insure as to the types of risks against which it presently self-insures, so long as such self-insured risks, in the aggregate, do not exceed at any time 10% of the assets of the Lessee as of the end of the then most recent fiscal quarter of such Person; and, provided further,
                                                         ----------------
         that for the purposes of clause (y) of the preceding proviso only, the term "assets" of the Lessee shall not be deemed to include assets located at any branch office of the Lessee other than the portion of assets located at any such branch office carried on the books of the Lessee at a value in excess of $500,000. The Lessee and any of its Subsidiaries may self-insure both as to types of risks other than those, and amount of risk in excess of that, permitted by the preceding sentence if, and only if, whichever of them undertakes such additional self-insurance shall establish and maintain on its books adequate reserves therefor; and provided further, that so long as the Lessee or any
                       ----------------
         of its Subsidiaries self-insures any risk, the Lessee shall deliver annually to the Agent and each Funding Party an Officer's Certificate demonstrating that all necessary and adequate reserves have been maintained with respect thereto. Notwithstanding the foregoing, the Lessee shall not self-insure any risks with respect to the Leased Property except as expressly permitted by the Required Lenders. Subject to the conditions set forth in this subsection (ii), the Lessee or any of its Subsidiaries may form a Subsidiary to undertake any activity that the Lessee or any of its Subsidiaries may undertake itself under this subsection (ii);

               (iii) keep proper books of record and accounts with respect to all of its business transactions in accordance with GAAP in effect in the United States, which books of record and accounts shall, in all material respects, be true, correct and complete;

               (iv) set aside on its books from its earnings for each fiscal year, in reasonably adequate amounts, all proper accruals and reserves that, in accordance with GAAP, should be set aside from such earnings in connection with its business, including reserves for litigation, depreciation, obsolescence and/or amortization, and accruals for taxes based on or measured by income or profits and for all other taxes; and

               (v) at all times maintain and keep in full force and effect its rights and franchises material to its business and its memberships in such Business Associations as are necessary to enable it to engage (in the case of those entities presently so engaged) in the business of a securities broker, dealer or underwriter, or financial services institution and take all actions necessary to comply with the rules and regulations, as in effect from time to time, of such Business Associations and each other association, corporation or governmental authority to which it is subject.

         (e)   Compliance with Law. Neither the Lessee, JFC nor any of their
               -------------------
Subsidiaries will (i) violate or fail to comply with any laws, ordinances, governmental rules or regulations (including, without limitation, environmental and safety laws and regulations and the

Net Capital requirements of Section 15 of the Exchange Act and the rules and regulations promulgated thereunder) or any rules and regulations of any Business Association to which it is or may become subject, or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the operation and ownership of its property or to the conduct of its business, if the violation or failure with respect to clause (i) or (ii) of this Section 5.1(e) could reasonably be expected to have a Material Adverse Effect.

         (f)   Payment of Taxes and Claims.
               ---------------------------

               (i) Each of the Lessee, JFC and each of their Subsidiaries will pay and discharge promptly:

                      (x) all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties, before the same shall become delinquent, and

                      (y) all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other similar persons for labor, materials, supplies and rentals that, if unpaid, might by law become a Lien upon its property; provided,
                                                             --------
               however, except as otherwise provided in the Operative
               -------
               Documents that none of the foregoing need be paid while the same is being contested in good faith by appropriate proceedings diligently conducted so long as adequate book reserves shall have been established in accordance with GAAP with respect thereto, the owning Person's title to the particular property is not materially adversely affected and its right to use the particular property in the ordinary course of business is not materially interfered with.

               (ii) The Lessee, JFC and each of their Subsidiaries will pay all obligations not specified in subsection (i) of this Section 5.1(f) when due, except such as may be contested in good faith by appropriate proceedings; provided that, no such Person shall be
                                  -------------
         permitted to contest any such obligation if such contest could reasonably be expected to have a Material Adverse Effect or is otherwise prohibited or limited under the Operative Documents.

           (g) Transactions with Affiliates. Neither the Lessee, JFC nor any
               ----------------------------
of their Subsidiaries will enter into any transaction (including, without limitation, the purchase, sale or exchange of any property, the rendering of any services, and the payment of management fees) with any Affiliate, except, in each case, in the ordinary course of, and pursuant to the reasonable requirements of, the business of the Lessee or such Subsidiary, as the case may be, and in good faith and upon commercially reasonable terms that are no less favorable to the Lessee, JFC or such Subsidiary, as the case may be, than would obtain in a comparable arm's length transaction with a Person not an Affiliate; provided, however, that (x) the Lessee may provide managerial
              --------  -------
services and overhead to Consolidated Subsidiaries, to EDJ Leasing Co., L.P., a Missouri limited partnership and to Boone National Savings & Loan, F.A., a federal savings and loan, to the extent the value of such services and overhead (valued at the higher of cost or fair market value) provided to EDJ Leasing Co. and to Boone National Savings & Loan, F.A. do not in the aggregate exceed $250,000 per fiscal year and (y) the Lessee may pay management fees to JFC in an aggregate amount not exceeding the sum of (A) the reasonable salaries of the general partners of JFC and (B) the amounts paid by JFC to its limited partners representing guaranteed payments of 7-1/2% per annum on the principal amounts of their respective capital contributions to JFC.

         (h)   Sale of Receivables. Neither the Lessee nor any Subsidiary
               -------------------
will sell with recourse, or sell for less than the greater of the face value or the fair market value thereof, any of its accounts, bills or notes receivable, except as required pursuant to Rule 326(b) of the Exchange.

         (i)   Notice of Certain Events and Conditions. The Lessee and JFC
               ---------------------------------------
will promptly, and in any event within 5 days, give written notice to the Agent and each Lender of: (x) any event of acceleration or event of default (or other event or condition that, after notice or the passage of time or both, could become an event of acceleration or event of default) under this Master Agreement and the other Operative Documents or under any evidence of Indebtedness of the Lessee or of any Subsidiary of which the Lessee or JFC has knowledge, or under any indenture, mortgage or other agreement relating to any such evidence of Indebtedness or under any material lease or any preferred stock, for or in respect of which the Lessee or any Subsidiary may be liable, (y) the giving by the Agent or any Lender, or by the holder of any other evidence of Indebtedness or other Security of the Lessee, JFC or any of its or their Subsidiaries of notice with respect to a claimed event of acceleration or event of default or any other such condition or event, or
(z) any notice given to the SEC pursuant to subsection (e)(1) of Rule 15c3-1 or any notice of noncompliance with Rule 15c3-1.

         (j)   Tax Consolidation. Neither the Lessee, JFC nor any of their
               -----------------
Subsidiaries shall file or consent to the filing of a consolidated tax return with any Person, unless required to do so by applicable law; provided, however, that to the extent any such law requiring such tax
--------  -------
consolidation permits those entities joining in a consolidated tax return discretion as to the sharing of or apportionment of any tax benefits or liabilities, or in any other respect, the Lessee, JFC and each of their Subsidiaries, or any of them, as the case may be, shall exercise such discretion only in accordance with the directions of, or restrictions imposed by, the Required Lenders, and such subsequent directions or restrictions as the Required Lenders may impose.

         (k)   Inspection. Each of the Lessee and JFC will permit the Agent
               ----------
and any Funding Party, by its representatives, agents or attorneys, to examine all books of account, records, reports and other papers of the Lessee, JFC and each of their Subsidiaries (including, without limitation, copies of all income and other tax returns, all FOCUS Reports and documentation related thereto), to make copies and take extracts from any thereof, to discuss the affairs, finances and accounts of the Lessee, JFC and each of their Subsidiaries with their respective officers and independent certified public accountants (and by this provision the Lessee (as to itself and all its Subsidiaries) and JFC (as to itself and all of its Subsidiaries) hereby authorizes such accountants to discuss with the Agent and any Funding Party, the finances and accounts of the Lessee, JFC and each of their Subsidiaries) and to examine the properties of the Lessee, JFC and each of their Subsidiaries, each such inspection shall be made at such reasonable times, and as often as reasonably requested (unless an Event of Default shall have occurred), and shall be at the expense of the Lessee, and all expenses in connection with any such inspection incurred by the Lessee, JFC or any of their Subsidiaries, any officers and employees of any thereof and the independent certified public accountants of any thereof shall be expenses payable by the Lessee or JFC, as the case may be, and shall not be expenses of the Person making the inspection.

         (l)   Intentionally Omitted.
               ---------------------

         (m)   Guaranties of Affiliate and Subsidiary Obligations. Any other
               --------------------------------------------------
provision hereof notwithstanding, the Lessee will not cause or permit Indebtedness permitted by Section 5.2(j) hereof and attributable to any guaranty or guaranties by it in respect of any obligations of, or otherwise in support of, any of its Affiliates and/or Subsidiaries to at any time exceed 10% of Partnership Capital in the aggregate.

         (n)   Nature of Lessee's Business. The principal business of the
               ---------------------------
Lessee and its Subsidiaries, taken on a consolidated basis, shall not include any activities or enterprises not customarily engaged in by corporations or partnerships in the retail investment brokerage business; provided, however, that this Section 5.1(n) shall not be construed to
--------  -------
prevent the Lessee or any Subsidiary from ceasing to conduct any currently existing business activities of any thereof if the Lessee shall continue to conduct such activities and enterprises as are customarily engaged in by corporations or partnerships in the retail investment brokerage business. The business of the Lessee and the Subsidiaries shall continue to be conducted solely in the United States, except that: (A) the Lessee may conduct business in Canada, Australia, New Zealand and any nation which is a member of the European Economic Community (a "Permitted Nation") directly or
                                              ----------------
through a Subsidiary or Affiliate, and (B) the Lessee itself may directly conduct
business in countries other than a Permitted Nation provided that the aggregate amount of the assets of the Lessee and its Subsidiaries on a consolidated basis used in business in countries other than a Permitted Nation shall at no time exceed ten percent (10%) of Partnership Capital, as would be reflected on a consolidated balance sheet of the Lessee at such time prepared in accordance with generally accepted accounting principles as in effect at such time; and provided further that the Lessee may not
                            ----------------
simultaneously conduct business in any individual country outside the United States, directly itself and indirectly through a Subsidiary or Affiliate.

         (o)   Change of Examining Authority. The Lessee shall promptly give
               -----------------------------
notice to the Agent and the Lenders of any change in its Examining Authority and shall include in its notice the address of the new Examining Authority.

         (p)   Financial Statements, Reports, etc. The Lessee and JFC will
               -----------------------------------
deliver to the Agent with sufficient copies for each Funding Party, in form and substance satisfactory to the Agent and the Required Lenders:

               (i) as soon as available and, in any case, within 90 days after the close of each fiscal year, two copies of the respective consolidated statements of financial condition of the Lessee and its Subsidiaries and JFC and its Subsidiaries setting forth the financial condition of such entities as of the end of such fiscal year, together with consolidated statements of income, cash flows, changes in partnership capital and changes in liabilities of the Lessee and JFC, respectively, for such fiscal year, in each case setting forth, in comparative form, the figures for the preceding fiscal year, all in reasonable detail, such financial statements to be accompanied by an opinion with respect thereto of Arthur Andersen LLP or another Independent Certified Public Accountant, which opinion shall state that (x) the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances, and (y) such financial statements present fairly the financial condition of the Lessee and its Subsidiaries and JFC and its Subsidiaries, respectively, at such date and the results of operations thereof for such period and have been prepared in accordance with generally accepted accounting principles consistently applied, except for noted changes in application in which such accountants concur;

               (ii) as soon as practicable and, in any case, within 45 days after the end of each of the first, second and third quarterly accounting periods in each fiscal year, two copies of (x) the respective unaudited consolidated statements of financial condition of the Lessee and its Subsidiaries and JFC and its Subsidiaries as of the end of such accounting period, and (y) the respective unaudited consolidated statements of income of the Lessee and its Subsidiaries and JFC and its Subsidiaries for the quarterly accounting period and for the fiscal year to date, setting forth in each case in comparative form the figures for the corresponding periods a year earlier, prepared and certified by the principal financial officer of the Lessee and JFC, respectively, as complete and correct, as having been prepared in accordance with GAAP consistently applied and as presenting fairly such financial condition and results of operations, subject, in each case, to changes resulting from year-end audit adjustments;

               (iii) promptly upon receipt thereof, two copies of each report other than those referred to in paragraph (i) hereof (including, without limitation, the auditors' comment letter to management) submitted to JFC, the Lessee or any Subsidiary by independent certified public accountants in connection with any annual, interim or special audit;

               (iv) promptly upon distribution thereof, copies of all such financial or other statements (including proxy statements) and reports as JFC, the Lessee or any Subsidiary shall send to any class of its partners or shareholders, as the case may be, its bank lenders or holders of any issue of its debt securities;

               (v) promptly after filing thereof, copies of all reports, proxy statements and registration statements that JFC, the Lessee or any Subsidiary shall file with any securities exchange or the SEC, or any governmental or public authority or agency substituted therefor, or any Business Association, including, without limitation, all Focus Reports (provided that such Focus Reports may be provided on a quarterly basis) and all amendments to any of the foregoing filed by or with respect to the Lessee or any Subsidiary, and promptly after filing of any Form BD, Form ADV or CRD report or any amendment thereto that reflects any material disciplinary action, liability or change in financial position, an Officer's Certificate specifying the nature thereof and what action the Lessee is taking or proposes to take with respect thereto;

               (vi) promptly upon receipt thereof, copies of all notices received from United States, Canadian or any other Permitted Nation or any state, provincial or local governmental or public authorities or agencies or any Business Association relating to any order, ruling, statute, regulation or other law or directive that might materially adversely affect the financial condition or business of the Lessee or any Subsidiary;

               (vii) immediately after the occurrence or institution thereof, an Officer's Certificate specifying any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including, to the extent so applicable: (w) any breach or non-performance of, or any default under, a Contractual Obligation of the Lessee, JFC or any of their Subsidiaries; (x) any dispute, litigation, investigation, proceeding or suspension between the Lessee, JFC or any of their Subsidiaries and any Governmental Authority; (y) the commencement of, or any material development in, any litigation or proceeding affecting the Lessee, JFC or any of their Subsidiaries, including pursuant to any applicable Environmental Laws; or (z) any other Environmental Claims, which certificate shall describe what action the Lessee is taking or proposes to take with respect thereto;

               (viii) promptly, and in any event within 45 days after the end of each of the first, second and third quarterly accounting periods in each fiscal year, and within 90 days after the close of each fiscal year, an Officer's Certificate setting forth a Net Capital computation for the Lessee (or, if the Lessee is operating pursuant to paragraph (a)(1)(ii) of Rule 15c3-1, an Alternative Net Capital computation) as at the end of each quarterly fiscal period, and certifying such computation as true and correct; provided,
                                                              --------
         however, that so long as (x) the Lessee shall be required to submit
         -------
         a report for such quarterly fiscal period on Part I, II or IIA of Form X-17A-5 (and accompanying information if any) to the SEC pursuant to Rule 17a-5 of the General Rules and Regulations of the SEC under the Exchange Act and (y) such report shall provide the computation required by this paragraph (viii), the Lessee may submit such report (and accompanying information if any), certified as set forth above;

               (ix) as soon as available, a copy of the annual audited report filed by the Lessee pursuant to paragraph (d)(2) of Rule 17a-5 of the General Rules and Regulations of the SEC under the Exchange Act, together with the supporting schedules filed with said report pursuant to paragraph (d)(3) of such Rule, provided,
                                                                --------
         however, that should said Rule 17a-5 lapse or be repealed, in whole
         -------
         or in part, the Lessee shall deliver such other information or reports as it shall be required to file in its status as a broker or dealer of securities with the SEC or any successor agency thereto;

               (x) immediately upon any partner or officer of the Lessee obtaining knowledge of any new designation of an Examining Authority, an Officer's Certificate specifying such new Examining Authority;

               (xi) immediately upon any partner or officer of the Lessee obtaining knowledge of any condition or event which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default or Potential Event of Default, an Officer's Certificate, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereto;

               (xii) immediately upon becoming aware of the occurrence of any of the following events affecting the Lessee, JFC or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Funding Party a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Lessee, JFC or any ERISA Affiliate with respect to such event:

                      (w)   an ERISA Event;

                      (x) a material increase in the Unfunded Pension Liability of any Pension Plan;

                      (y) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Lessee or any ERISA Affiliate; or

                      (z) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

               (xiii) at the time of release thereof, copies of all press releases of the Lessee, JFC or any of their Subsidiaries concerning any event or condition material to the business, prospects, earnings, properties or condition, financial or other, of any of them;

               (xiv) promptly after the execution thereof, a copy of each amendment to the partnership agreement of the Lessee or JFC, other than an amendment made solely to reflect additional capital contributions to the Lessee or JFC, as the case may be, by a partner;

               (xv) of any material change in accounting policies or financial reporting practices by the Lessee, JFC or any of their Subsidiaries;

               (xvi) upon, but in no event later than 15 days after, any officer of the Lessee, JFC or any of their Subsidiaries becoming aware of (x) any and all enforcement, investigation, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Lessee, JFC or any of the Subsidiaries or any of their respective properties pursuant to any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect, (y) all other material Environmental Claims, and (z) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Lessee or any Subsidiary that could reasonably be anticipated to cause such property of the Lessee or such Subsidiary or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws; and

               (xvii) promptly upon request therefor, such other data, filings and information as the Agent or any Funding Party may from time to time reasonably request. Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Lessee, JFC or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under Section 5.1(p)(xi) shall describe with
                           ------------------
         particularity any and all clauses or provisions of this Master Agreement or other Operative Document that have been (or foreseeably will be) breached or violated.

         (q)   Officer's Certificates. Each set of financial statements
               ----------------------
delivered pursuant to paragraph (i) or (ii) of Section 5.1(p) hereof shall be accompanied by a Compliance Certificate executed by a Responsible Officer and, unless the following information is contained in such Compliance Certificate, an Officer's Certificate (in form and substance satisfactory to the Agent and the Required Lenders) executed by a Responsible Officer stating that the Person signing the Certificate has reviewed the terms of this Master Agreement, that a review of the affairs and activities of the Lessee, JFC and their Subsidiaries has been made under such Person's supervision and that, in such Person's opinion and to the best of such Person's knowledge and belief, the Lessee, JFC and their Subsidiaries were not upon the date of such certificate or at any time during the period covered by such financial statements or Officer's Certificate in default under any of the provisions of this Master Agreement or any of the other Operative Documents, as the case may be, and setting forth in reasonable detail the calculations made as at the end of such period in determining compliance with the provisions of Sections 5.1(m) and (n) and Sections 5.2(i), (j), (k), (l), (m) and (n) hereof, inclusive; provided, however,
                                                      --------  -------
that, in the event that any such default shall have occurred, such certificate shall so specify and shall state whether such default has been cured or is continuing and, if continuing, what steps the Lessee or JFC, as the case may be, proposes to take to cure such default and the time necessary so to cure such default. Each such Officer's Certificate shall also specify the percentage of Partnership Capital invested in assets which were used in its business in countries other than Permitted Nations as of the date of the balance sheet included in the accompanying financial statements.

         (r)   Intentionally Omitted.
               ---------------------

         (s)   Restricted Subsidiary Financials. If the Lessee shall have
               --------------------------------
one or more Restricted Subsidiaries, the financial statements referred to in Sections 5.1(p)(i) and (ii) shall be furnished separately for each such Restricted Subsidiary in addition to those for the Lessee and its Consolidated Subsidiaries; provided, however, consolidating financial statements which separately incorporate each such Restricted Subsidiary may be provided in lieu of separate financial statements therefor.

         (t)   Environmental Laws.
               ------------------

               (i) The Lessee shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property and develop the Leased Property in compliance with all Environmental Laws.

               (ii) Upon the written request of the Agent or any Lender, the Lessee shall submit and cause each of its Subsidiaries to submit, to the Agent with sufficient copies for each Lender, at the Lessee's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to Section 5.1(c)(v).
                                               -----------------

               (iii) The Lessee shall, and cause each Subsidiary to, maintain the Leased Property free from any Release.

         (u)   Use of Proceeds. The Lessee shall use the proceeds of the
               ---------------
Fundings to pay the costs of Construction and the acquisition and installation of the Equipment as permitted hereunder and under the other Operative Documents.

    SECTION 5.2 Additional Covenants. The Lessee and JFC, covenant and agree
                --------------------
that, so long as any of the Commitments remain in effect or any Obligation is owing to any Funding Party by the Lessee, the Lessee and JFC shall not, directly or indirectly, without the prior written permission of Agent as directed by the Required Lenders:

         (a)   Limitation on Liens. The Lessee shall not, and shall not
               -------------------
suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
                                               ---------------

               (i) any Lien existing on property of the Lessee or any Subsidiary on the Closing Date and set forth in Schedule 5.2(a)(i)
                                                         ------------------
         securing Indebtedness outstanding on such date;

               (ii)   any Lien created under any Operative Document;

               (iii)  Liens for taxes, fees, assessments or other
         governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 5.1(f), provided that no notice of lien has
                      --------------  -------- ----
         been filed or recorded under the Code;

               (iv) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

               (v) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

               (vi) Liens on the property of the Lessee or its Subsidiaries securing (x) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (y) Contingent Obligations in connection with performance bonds, surety bonds and appeal bonds, and (z) other non-delinquent obligations of a like nature, in each case, incurred in the ordinary course of business; provided that all such Liens in
                                             -------- ----
         the aggregate could not reasonably be expected to cause a Material Adverse Effect;

               (vii) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively
                -------- ----
         stayed and the obligations secured by all such Liens in the aggregate at any time outstanding for the Lessee and its Subsidiaries could not reasonably be expected to cause a Material Adverse Effect;

               (viii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Lessee and its Subsidiaries;

               (ix) Liens on assets of corporations or other entities which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the
         --------  -------
         respective corporations or other entities became Subsidiaries and were not created in anticipation thereof and the obligations secured by all such Liens in the aggregate at any time outstanding could not reasonably be expected to cause a Material Adverse Effect;

               (x) security interests on any property acquired or held by the Lessee or its Subsidiaries, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (w) any such Lien attaches
                                  -------- ----
         to such property concurrently with or within 120 days after the acquisition thereof, (x) such Lien attaches solely to the property so acquired in such transaction and other like assets in respect of which financing was provided by the same lender to the obligor of such Indebtedness, (y) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (z) the principal amount of the Indebtedness secured by any and all such security interests in the aggregate could not reasonably be expected to cause a Material Adverse Effect;

               (xi) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital
                                                  -------- ----
         leases are otherwise permitted hereunder;

               (xii)  Liens arising solely by virtue of any statutory or
         common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided
                                                                  --------
         that  (x)    such deposit account is not a dedicated cash collateral
         ----
         account and is not subject to restrictions against access by the Lessee or any Subsidiary in excess of those set forth by regulations promulgated by the FRB, and (y) such deposit account is not intended by the Lessee or any Subsidiary to provide collateral to the depository institution;

               (xiii) Liens securing other obligations of the Lessee and its Subsidiaries not to exceed in the aggregate at any one time outstanding ten percent (10%) of the total tangible assets of JFC and its Consolidated Subsidiaries, as would be shown in the consolidated financial statements of JFC and its Consolidated

         Subsidiaries as at the end of the fiscal quarter next preceding the date on which such determination is made;

               (xiv) Liens encumbering real property acquired after the date of this Master Agreement to the extent acquired pursuant to an option, right of first refusal, right of first offer or other similar contract right existing on the date of this Master Agreement and described on Schedule 5.2(a)(xiv);
                                    --------------------

               (xv) Liens on the Lessee's interest in its customers' securities, provided, however, that if any such Lien is subject to
                     --------  -------
         regulation in any respect (including, without limitation, as to security therefor) by the SEC, FRB, or any other Governmental Authority or Business Association, any such Lien shall be permitted pursuant to this Section 5.2(a), if and only if such Lien confirms
                          --------------
         in all respects to any applicable regulations, rules, orders or directions of any thereof; and

               (xvi) Leases of property entered into with third party lessors in the ordinary course of business by the Lessee or any Subsidiary, as lessee, which are treated as operating leases under GAAP.

         (b)   Intentionally Omitted.
               ---------------------

         (c)   Use of Proceeds. The Lessee shall not, and shall not suffer
               ---------------
or permit any Subsidiary to, use any portion of the proceeds of any Funding, directly or indirectly, (i) in such a manner as to result in a violation of Regulation T, Regulation U or Regulation X of the FRB, or (ii) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         (d)   Contingent Obligations. The Lessee shall not, and shall not
               ----------------------
suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

               (i) endorsements for collection or deposit in the ordinary course of business;

               (ii)   Permitted Swap Obligations;

               (iii) Contingent Obligations of the Lessee and its Subsidiaries existing as of the Closing Date and listed in Schedule
                                                                    --------
         5.2(d);
         ------

               (iv) Contingent Obligations with respect to Indebtedness of the Lessee's Wholly-Owned Subsidiaries permitted pursuant to
         Section 5.2(j); and
         --------------

               (v) other Contingent Obligations not exceeding at any time ten percent (10%) of the Lessee's Partnership Capital.

         (e)   ERISA. The Lessee shall not, and shall not suffer or permit
               -----
any of its ERISA Affiliates to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Required Lenders) liability to the Lessee or any ERISA Affiliate, (ii) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of the Required Lenders) liability to any ERISA Affiliates, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Required Lenders) liability to the Lessee or any ERISA Affiliate or, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of the Required Lenders) liability to any ERISA Affiliate.

         (f)   Change in Business. The Lessee shall not, and shall not
               ------------------
suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Lessee and its Subsidiaries on the date hereof.

         (g)   Accounting Changes. The Lessee and JFC shall not, and shall
               ------------------
not suffer or permit any of their Subsidiaries to, (i) make any significant change in accounting treatment or reporting practices, except as required by GAAP, or (ii) change the fiscal year of the Lessee or JFC or of any of their Subsidiaries; provided, that the fiscal year of the Lessee, JFC and their Subsidiaries may be changed to a year ending December 31.

         (h)   Amendments to Organizational Documents. The Lessee will not,
               --------------------------------------
nor will it permit any Subsidiary to, and JFC will not (i) make any amendment or modification to any terms or provisions of its partnership agreement, partnership certificate, articles of incorporation or bylaws which is materially adverse to the Agent or the Lenders without the prior written consent of the Required Lenders or (ii) issue any preferred stock.

         (i)   Restricted Distributions. Neither the Lessee nor any
               ------------------------
Consolidated Subsidiary will, directly or indirectly, declare or make, or incur any liability to make, any Restricted Distribution, unless at the time of so declaring, making or incurring such liability to make such Restricted Distribution, and after giving effect thereto, no Potential Event of Default or Event of Default shall exist.

         (j)   Lessee Indebtedness. Neither the Lessee nor any Consolidated
               -------------------
Subsidiary shall create, incur or assume, or in any manner otherwise be or become liable, contingently or otherwise, with respect to, or maintain or suffer to exist, any Indebtedness, except:

               (i) Indebtedness evidenced by the notes issued pursuant to the Subordinated Debt Agreement, the 1992 Notes, the 1994 Notes and the 1996 Notes;

               (ii) Additional Subordinated Debt, if immediately after the occurrence thereof, and giving effect thereto, total
         Subordinated Debt would not exceed 50% of Total Capitalization;

               (iii) Additional Subordinated Debt in addition to that permitted by paragraph (ii) of this Section 5.1(j); provided,
                                                             --------
         however, that the additional Subordinated Debt permitted by this
         -------
         paragraph (iii) shall not exceed $10,000,000 and shall arise under a revolving credit agreement or a similar credit facility, maintained in accordance with paragraph (c)(5)(i) of Appendix D to Rule 15c3-1; and, provided further, that any funds so drawn shall be used solely for the purpose of the Lessee's participation as an underwriter of securities as provided in said regulation;

               (iv) Any short-term Indebtedness resulting from Credit Balances and similar payables, Day Loans, Street Loans, Unsecured Bank Overdrafts and other short-term obligations and liabilities to customers, brokers, banks and others incurred in the ordinary course of the Lessee's business as such business is described in
         Item 1 of Part 1 of the Form 10-K; provided, however, that if any
                                            --------  -------
         such Indebtedness is subject to regulation in any respect (including, without limitation, as to security therefor) by the SEC, FRB, or any other Governmental Authority or Business Association, any such Indebtedness shall be permitted pursuant to this Section 5.2(j), if and only if such Indebtedness conforms in
              --------------
         all respects to any applicable regulations, rules, orders or directions of any thereof and provided further that Lessee shall at its option have the right to convert such Indebtedness to revolving lines of credit;

               (v) Indebtedness secured solely by property owned by the Lessee, provided that (A) any Indebtedness permitted by this
                 --------
         paragraph (v) shall be evidenced by (x) a Capital Lease or (y) a signed instrument expressly prohibiting recourse in respect of any such Indebtedness against the Lessee or any Subsidiary thereof, or any officer or director (past, present or future) of any thereof, and (B) the aggregate Indebtedness permitted by this paragraph (v) shall not exceed $50,000,000 or 20% of the Lessee's Net Capital, whichever is greater; and

               (vi) Other Indebtedness incurred by Lessee or any Subsidiary from time to time, provided however, the aggregate Indebtedness permitted by this paragraph (vi) shall not exceed $50,000,000 or 20% of Lessee's Net Capital, whichever is greater.

         (k)   Lease Obligations. Neither the Lessee nor any Consolidated
               -----------------
Subsidiary will become liable, renew or extend as lessee under any Long Term Lease if, after giving effect thereto, the aggregate rental and other amounts payable in any fiscal year of the Lessee in respect of all Long Term Leases under which the Lessee or any Consolidated Subsidiary is lessee or is otherwise directly or indirectly liable (whether or not contingently) would at any time exceed 20% of Partnership Revenues for, and as of the end of, the immediately preceding fiscal year.

         (l)   Restricted Investments. At no time will the Lessee or any of
               ----------------------
its Consolidated Subsidiaries make, or become obligated to make, directly or indirectly, a Restricted Investment, if, after giving effect thereto the aggregate amount of Restricted Investments (including ones as to which an obligation to make has been incurred, directly or indirectly) of the Lessee and its Consolidated Subsidiaries would exceed 15% of Partnership Capital.

         (m)   Merger, Consolidation or Transfer of Assets. The Lessee will
               -------------------------------------------
not consolidate with or merge into any other Person (including any of its Affiliates), nor will the Lessee permit or suffer any other Person (including any of its Affiliates) to consolidate with or merge into it, nor will the Lessee, directly or indirectly, in one or more transactions (except in the ordinary course of its business as described in Item 1 of Part 1 of the Form 10-K), sell, transfer, assign, lease (as lessor), abandon or otherwise dispose of all, or substantially all, of its assets or buy, lease or otherwise acquire all, or substantially all, of the equity interest or assets of any other Person; provided, however, that the Lessee may acquire
                            --------  -------
all or substantially all of the equity interest or assets of any Person so long as the aggregate amount of the consideration paid or otherwise given (including the assumption of any liabilities) for the equity interests or assets of such Person acquired by the Lessee (directly or indirectly), whether in a lump sum or in more than one installments, shall not exceed $10,000,000.

         (n)   Limitation on Liabilities. The Lessee will not cause or
               -------------------------
permit the aggregate amount of liabilities of the Lessee and its Consolidated Subsidiaries that could possibly arise at any time out of, or in relation to, the Lessee's or a Consolidated Subsidiary's ownership, directly or indirectly, of any interest or interests in limited partnerships or other entities which may be Affiliates or Subsidiaries of the Lessee (other than liabilities permitted by Section 5.1(m)) to exceed $15,000,000. Any such interest of the Lessee or a Consolidated Subsidiary acquired by it after the date of this Master Agreement shall be owned only indirectly by it, and only through a series of affiliated entities including at least one duly organized and validly existing corporation which is in good standing under the laws of its jurisdiction of incorporation and is at all times adequately capitalized and as to which all corporate formalities are at all times observed.

    The Lessee shall not be a general partner in any general or limited partnership.

         (o)   Required Capital Ratio. The Required Capital Ratio as of the
               ----------------------
last day of each calendar quarter shall not be less than 3:75 to 1.00.

         (p)   Partnership Capital Requirement. The Lessee's End of Period
               -------------------------------
Partnership Capital shall not as of the last day of any calendar quarter be less than the greater of (i) $300 million or (ii) the Partnership Capital then required to be maintained under the Subordinated Debt Agreement, as such Partnership Capital requirement under the Subordinated Debt Agreement may be increased from time to time.

         (q)   Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio
               ---------------------------
on the last day of each fiscal quarter of JFC for the period of four consecutive fiscal quarters ending on such date, in each case taken as a single accounting period, shall not be less than 1.25 to 1.0.

         (r)   Restrictive Agreements. The Lessee shall not, nor shall it
               ----------------------
permit any of its Subsidiaries to, enter into any indenture, agreement, instrument or other arrangement which directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the ability of the Lessee or any Subsidiary to (i) pay dividends or make other distributions (x) on its Capital Stock or (y) with respect to any other interest or participation in, or measured by, its profits, (ii) make loans or advances to the Lessee or any Subsidiary, (iii) repay loans or advances from the Lessee or any Subsidiary or (iv) transfer any of its properties or assets to the Lessee or any Subsidiary.

         (s)   Disposition of Assets. The Lessee shall not, and shall not
               ---------------------
suffer or permit any Subsidiary to, directly or indirectly, (x) issue any equity interests in the Lessee or any Subsidiary to any Person which is not the Lessee or a Subsidiary or (y) sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property, including accounts and notes receivable, with or without recourse (each, an "Asset Disposition"), or enter into any agreement to do any of the
           -----------------
foregoing, except:

               (i) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

               (ii) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

               (iii) dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (A) at the time of
                                         --------
         any disposition, no Event of Default shall exist or shall result from such disposition, (B) at least 75% of the aggregate sales price from such dispositions shall be paid in cash, and (C) the aggregate value of all assets so sold by the Lessee and its Subsidiaries after the date hereof, together, shall not (1) represent more than 5% of the total assets of the Lessee and its Subsidiaries, as would be shown in the consolidated financial statements of the Lessee and its Subsidiaries as at the end of the fiscal quarter next preceding the date on which such determination is made, or (2) be responsible for more than 5% of the consolidated net income of the Lessee and its Subsidiaries for the 12-month period ending as of the end of the fiscal quarter next preceding the date of determination.

         (t)   Year 2000. The Lessee will take, and will cause each of its
               ---------
Subsidiaries to take, all such actions as are reasonably necessary to successfully implement a program to assure that the Year 2000 Problem will not have a Material Adverse Effect. At the request of the Agent, the Lessee will provide a description of such program, together with any updates or progress reports with respect thereto.

    SECTION 5.3 Further Assurances.
                ------------------

         (a) The Lessee shall ensure that all written information, exhibits and reports furnished to the Agent or the Funding Parties do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Funding Parties and correct any defect or error that may be discovered therein or in any Operative Document or in the execution, acknowledgment or recordation thereof.

         (b) Promptly upon request by the Agent or the Funding Parties, the Lessee shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Operative Document, and (ii) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith.

         (c) Upon the written request of the Lessor or the Agent, the Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be necessary to preserve, protect and perfect the interest of the Lessor, the Agent and the Lenders in the Leased Property as contemplated by the Operative Documents.

    SECTION 5.4 Additional Required Appraisals. If, as a result of any
                ------------------------------
change in Applicable Law after the date hereof, an appraisal of the Leased Property is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the Lessee shall pay the reasonable cost of such appraisal, provided that, except as otherwise
                                       -------------
provided in the Operative Documents, appraisals shall not be requested more than once per year unless required by Applicable Law.

    SECTION 5.5 Lessor's Covenants. The Lessor covenants and agrees that,
                ------------------
unless the Agent, the Lessee and the Lenders shall have otherwise consented in writing:

         (a) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to acquire the Leased Property and to pay the Construction Agent or the Lessee for certain closing, development and transaction costs associated therewith and for the costs of Construction. No portion of the proceeds of the Loans will be used by the Lessor (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation or (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock;

         (b) it shall not engage in any business or activity, or invest in any Person, except for activities similar to its activities conducted on the date hereof, the Transaction and lease transactions similar to the Transaction;

         (c) it will maintain tangible net worth in an amount no less than the sum of (i) $100,000 plus (ii) 3% of its total assets (calculated
                        ----
assuming no reduction in the value of the Leased Property from its original cost to the Lessor);

         (d) it will deliver to the Agent and the Lessee, as soon as available and in any event within 90 days after the end of each fiscal year, a balance sheet of the Lessor as of the end of such fiscal year and the related statements of income, partners' capital and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, together with copies of its tax returns, all certified by an officer of the Lessor's General Partner (and if the Lessor ever prepares audited financial statements, it shall deliver copies thereof to the Agent and the Lessee);

         (e) it will permit the Agent, the Lessee and their respective representatives to examine, and make copies from, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees;

         (f) it shall not consent to the creation of any easement or other restriction against any Leased Property other than as permitted pursuant to
Article V of the Lease;

         (g) it shall promptly discharge each Lessor Lien and shall indemnify the Lenders and the Lessee for any diminution in value of the Leased Property resulting from such Lessor Liens;

         (h) it shall not enter into any other transactions, leases, purchases or other agreements, other than immaterial transactions, purchases, leases and other agreements entered into by the Lessor in the ordinary course of its business, in which the other parties to said transactions, leases, purchases or other agreements will have any recourse against Lessor which is in addition to Lessor's ownership or other interest in the property subject to such transactions, purchases, leases or other agreements, other than liability for required fundings, breach of contract, misrepresentation, gross negligence, willful misconduct, fraud, failure to turn over funds and similar exceptions to limitations on recourse;

         (i)   it shall not guaranty the liabilities of any other Person;
and

         (j) it shall pay its debts as such debts become due unless such debts are the subject of a bona fide dispute.

                                 ARTICLE VI
                       TRANSFERS BY LESSOR AND LENDERS

    SECTION 6.1 Lessor Transfers. The Lessor shall not assign, convey or
                ----------------
otherwise transfer all or any portion of its right, title or interest in, to or under the Leased Property or any of the Operative Documents without the prior written consent of the Lenders and the Lessee. Any proposed transferee of the Lessor shall make the representations set forth in Section 4.3 to the
                                                          -----------
other parties hereto.

    SECTION 6.2 Lender Transfers.
                ----------------

         (a) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

         (b) Each Lender may assign all or a portion of its interests, rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) to any Eligible Assignee; provided, however, that (i) the Agent and, unless a Potential Event of Default or Event of Default shall have occurred, the Lessee must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to another Lender or to an Affiliate of the assigning Lender,
(ii) unless such Lender is assigning all of its Commitment, after giving effect to such assignment, the Commitment of both the assignor and the assignee is at least $1,000,000 and (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, and, unless such assignment is to another Lender or to an Affiliate of such Lender, a processing and recordation fee of $3,000. Any such assignment of the Loans shall include both the A Loans and the B Loans, on a pro rata basis. The Lessee shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Master Agreement and the Loan Agreement.

         (c) Each Lender may, without the consent of the Lessee, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Master Agreement and the Loan Agreement (including all or a portion of its Commitment in the Loans owing to it), provided, however, that (i) such Lender's obligations under this Master Agreement and the Loan Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to any greater benefit than its selling Lender under the cost protection provisions contained in Section 7.5 of this Master
                                                  -----------
Agreement, and (iv) each Lessee, the Agent and the other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Master Agreement and the other Operative Documents, and such Lender shall retain the sole right to enforce the obligations of Lessor relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Master Agreement and the Loan Agreement (except that such Lender may permit the participant to approve any amendment, modification or waiver which would reduce the principal of or the interest rate on its Loan, extend the term of such Lender's Commitment, reduce the amount of any fees to which such participant is entitled or extend the final scheduled payment date of any Loan). Any Lender selling a participation hereunder shall provide prompt written notice to the Agent of the name of such participant.

         (d) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the
                 -------
assignee or participant or proposed assignee or participant any information relating to the Lessee or its Subsidiaries or Affiliates furnished to such Lender by or on behalf of the Lessee. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except as permitted by this Master Agreement. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or the Lessee relating to such confidential information unless otherwise properly disposed of by such entity.

         (e) Any Lender may at any time assign all or any portion of its rights under this Master Agreement and the Notes to a Federal Reserve Bank, provided that no such assignment shall release such Lender from any of its
--------
obligations hereunder.

                                ARTICLE VII
                               INDEMNIFICATION

    SECTION 7.1 General Indemnification. The Lessee agrees, whether or not
                -----------------------
any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Lease Termination Date, or results from such Indemnitee's negligence, in any way relating to or arising out of:

         (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

         (b) the Land, the Building or any part thereof or interest therein, including any Ground Lease;

         (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part of any interest in the Leased Property or the imposition of any Lien, other than a Lessor Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien, other than a Lessor Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise), (ii) latent or other defects, whether or not discoverable, (iii) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property or any part thereof, (iv) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Lease which are in effect at any time with respect to the Leased Property or any part thereof, (v) any Claim for patent, trademark or copyright infringement, (vi) Claims arising from any public improvements with respect to the Leased Property resulting in any charge or special assessments being levied against the Leased Property or any Claim for utility "tap-in" fees, and (vii) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on the Land, the Building or otherwise on or with respect to the Leased Property;

         (d) the breach or alleged breach by the Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

         (e) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Master Agreement, or the incurring of any fees or commissions to which the Lessor, the Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement (other than fees or commissions due to any broker, finder or financial advisor retained by the Lessor, the Agent or any Lender);

         (f) the existence of any Lien on or with respect to the Leased Property, the Construction, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Construction Agent, the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee;

         (g) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in
Section 4975(c) of the Code; or

         (h) any act or omission by the Lessee under the Ground Lease or any other Operative Document, and any breach of any requirement, condition, restriction or limitation in the Ground Lease or any other Operative Document;

provided, however, the Lessee shall not be required to indemnify any
--------  -------
Indemnitee under this Section 7.1 for any Claim to the extent that such
                      -----------
Claim results from the willful misconduct, gross negligence or misrepresentation of such Indemnitee; and, provided, further, that with
                                           --------  -------
respect to the Construction Land Interest, the Lessee's indemnity obligations with respect to such Leased Property shall be governed by
Section 3.3 of the Construction Agency Agreement during the Construction
-----------
Term therefor. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

    SECTION 7.2 Environmental Indemnity. In addition to and without
                -----------------------
limitation of Section 7.1 or Section 3.3 of the Construction Agency
              -----------    -----------
Agreement, the Lessee agrees to indemnify, hold harmless and defend each Indemnitee on an After-Tax Basis from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings and investigations) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

               (i) the presence on or under the Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto the Land,

               (ii) any activity, including, without limitation, construction, carried on or undertaken on or off the Land, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Land,

               (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case to the extent related to the Leased Property,

               (iv) any claim concerning the Leased Property's lack of compliance with Environmental Laws, or any act or omission causing an environmental condition on or with respect to the Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

               (v) any residual contamination on or under the Land, or affecting any natural resources on the Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials on or from the Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses
                                                                   -------
(i) through (v) that arise or occur
---         ---

         (w)   prior to or during the Lease Term,

         (x) at any time during which the Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses the Leased Property or any portion thereof, or

         (y) during any period after and during the continuance of any Event of Default;

provided, however, the Lessee shall not be required to indemnify any
--------  -------
Indemnitee under this Section 7.2 for any Claim to the extent that such
                      -----------
Claim results from the willful misconduct or gross negligence of such Indemnitee. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under, this Master Agreement, the Lease or any other Operative Document.

    SECTION 7.3 Proceedings in Respect of Claims. With respect to any amount
                --------------------------------
that the Lessee is requested by an Indemnitee to pay by reason of Section
                                                                  -------
7.1 or 7.2, such Indemnitee shall, if so requested by the Lessee and prior
---    ---
to any payment, submit such additional information
to the Lessee as the Lessee may reasonably request and which is in the possession of, or under the control of, such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee promptly shall notify the Lessee of the commencement thereof (provided that the failure of such Indemnitee to promptly notify the Lessee shall not affect any Lessee's obligation to indemnify hereunder except to the extent that the Lessee's ability to contest is materially prejudiced by such failure), and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that
                                                    --------  -------
such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessee's expense; and provided further that the Lessee may assume and
                      -------- -------
control the defense of such proceeding only if the Lessee shall have acknowledged in writing its obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and the Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnitee or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Encumbrance) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

    If the Lessee fails to fulfill the conditions to the Lessee's assuming the defense of any claim after receiving notice thereof on or prior to the date that is fifteen (15) days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessee's expense. Lessee shall not enter into any settlement or other compromise with respect to any Claim in excess of $25,000 which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of
                  -----------    ---
the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2
                                                       -----------    ---
without the prior written consent of the

Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 or 7.2 with
                                                    -----------    ---
respect to such Claim.

    Upon payment in full of any Claim by the Lessee pursuant to Section 7.1
                                                                -----------
or 7.2 to or on behalf of an Indemnitee, the Lessee, without any further
   ---
action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are reasonably necessary or advisable to enable the Lessee vigorously to pursue such claims.

    Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall
                                                    -----------    ---
be paid to such Indemnitee promptly upon, but in no event later than thirty
(30) days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

    If for any reason the indemnification provided for in Section 7.1 or 7.2
                                                          -----------    ---
is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then the Lessee agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by the Lessee on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

    SECTION 7.4 General Tax Indemnity.
                ---------------------

         (a)   Tax Indemnity. Except as otherwise provided in this Section
               -------------                                       -------
7.4, the Lessee shall pay on an After-Tax Basis, and on written demand shall
---
indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, franchise, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax"
                                       -----                         ---
(for the purposes of this Section 7.4, the definition of "Taxes" includes
                          -----------                     -----
amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any

Tax Indemnitee, the Lessee, the Leased Property or any portion thereof, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States or any state, local or foreign authority, in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of the Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon,
(ii) the Notes or other indebtedness with respect to the Leased Property or any part thereof or interest therein, (iii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iv) any other amount paid or payable pursuant to the Notes or any other Operative Documents, (v) the Leased Property or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (vi) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vii) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

         (b)   Exclusions from General Tax Indemnity. Section 7.4(a) shall
               -------------------------------------
not apply to:

               (i) Taxes on, based on, or measured by or with respect to net income of the Lessor, the Agent and the Lenders (including minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which the Leased Property is located
         (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note or
         (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts provided that this clause (i) shall not prevent a payment from being made on an After-Tax Basis if such payment is otherwise required to be so made;

               (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, franchise, capital, capital stock, net worth, or mercantile license or similar taxes other than any Taxes that are or are in the nature of sales, use, rental, license or property Taxes relating to the Leased

         Property provided that this clause (ii) shall not prevent a payment from being made on an After-Tax Basis if such payment is otherwise required to be so made;

               (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

               (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earlier of (A) the expiration of the Lease Term with respect to the Leased Property and, if the Leased Property is required to be returned to the Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earlier of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

               (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition or bankruptcy by such Tax Indemnitee or any related Tax Indemnitee of any interest in any Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any assignment, sublease, substitution, replacement or removal of any of the Leased Property by the Lessee, (B) any sale or transfer resulting from the exercise by any Lessee of any termination option, any purchase option or sale option, (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease, (D) a Casualty or Condemnation affecting the Leased Property or any part thereof, and (E) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

               (vi) any Tax which is being contested in accordance with the provisions of Section 7.4(c), during the pendency of such
                           --------------
         contest;

               (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in the Leased Property);

               (viii) any Tax that results from a Tax Indemnitee engaging, with respect to any Leased Property, in transactions other than those permitted by the Operative Documents;

               (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return or pay a Tax that it is required to file or pay in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where Lessee did not give timely notice to such Tax Indemnitee of such filing or payment requirement that would have permitted a proper and timely filing of such return or payment of such Tax, as the case may be, or (B) results from the failure of the Lessee to supply information necessary for the proper and timely filing of such return or payment of such Tax, as the case may be, that was not in the possession of such Tax Indemnitee;

               (x) Taxes resulting from the failure of a Tax Indemnitee to comply with subsection 7.5(e) other than as a result of an
                        -----------------
         increased cost described in subsection 7.5(b); and
                                     -----------------

               (xi) as to Lessor, any Tax that results from the breach by the Lessor of its representation and warranty made in Section
                                                               -------
         4.3(g) or as to any Lender the breach of such Lender of its
         ------
         representation and warranty made in Section 4.4(b).
                                             --------------

         Notwithstanding the foregoing, the exclusions provided for in clauses (i), (ii) and (v) of this Subsection 7.4(b) shall not apply (but the other exclusions shall apply) to any Taxes or any increase in Taxes imposed on any Tax Indemnitee net of any decrease in Taxes realized by such Tax Indemnitee to the extent that any such Tax increase or decrease would not have occurred if on the date of each Advance the Lessor and the Lenders had advanced funds directly to the Lessee in the form of a loan by such Lessor or Lender secured by the Leased Property in an amount equal to the amounts funded by the Lessor and the Lenders on each such date and a principal balance at the maturity of such loan in an amount equal to the Funded Amounts at the end of the Lease Term.

         (c)   Contests. If any claim shall be made against any Tax
               --------
Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section
                                                                 -------
7.4, or if any Tax Indemnitee shall determine that any Taxes as to which the
---
Lessee may have an indemnity obligation pursuant to Section 7.4 may be
                                                    -----------
payable, such Tax Indemnitee shall promptly notify the Lessee. The Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its
--------  -------
obligation to fully indemnify such Tax

Indemnitee in respect of such action, suit or proceeding if the contest is unsuccessful, and, provided further, that the Lessee shall not be entitled
                   -------- -------
to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then control the defense of such contest, at the sole cost and expense of the Lessee, on behalf of the Lessee with representatives reasonably satisfactory to the Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Encumbrance) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Tax Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessee or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful; provided, however, such Tax Indemnitee shall in no
                      --------
event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

    Each Tax Indemnitee shall, at the Lessee's expense, supply the Lessee with such information and documents in such Tax Indemnitee's possession reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 7.4. Unless an Event of Default shall have
                  -----------
occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.4 without the prior written consent
                             -----------
of the Lessee, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 7.4
                                                             -----------
with respect to such Claim.

    Notwithstanding anything contained herein to the contrary, (I) a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest except on its own behalf if it is subject thereto) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this
Section 7.4 with respect to such claim (and any related claim with respect
-----------
to other taxable years the contest of which is precluded as a result of such waiver) and (II) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which, in the opinion of Tax Indemnitee's counsel, creates substantial authority for the success of such contest. Each Tax Indemnitee and the Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

         (d)   Reimbursement for Tax Savings. If (i) a Tax Indemnitee shall
               -----------------------------
obtain a credit or refund of any Taxes paid by the Lessee pursuant to this
Section 7.4 or (ii) by reason of the incurrence or imposition of any Tax for
-----------
which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this
Section 7.4, such Tax Indemnitee at any time realizes a reduction in any
-----------
Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 7.4, which reduction in Taxes was not taken into
                 -----------
account in computing such payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee (x) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (y) an amount equal to such reduction in Taxes, as the case may be, provided that no such payment shall be made so long as an Event of
    --------
Default shall have occurred and be continuing (but shall be paid promptly after all Events of Default have been cured) and, provided, further, that
                                                  --------  -------
the amount payable to the Lessee by any Tax Indemnitee pursuant to this
Section 7.4(d) shall not at any time exceed the aggregate amount of all
--------------
indemnity payments made by the Lessee under this Section 7.4 to such Tax
                                                 -----------
Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less
                                                                     ----
the amount of all prior payments made to the Lessee by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith
           --------------
to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section 7.4. The disallowance or reduction of any credit,
                 -----------
refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 7.4(d) shall be treated as a Tax
                                   --------------
for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder without regard to Section 7.4(b) hereof.
                  --------------

         (e)   Payments. Any Tax indemnifiable under this Section 7.4 shall
               --------                                   -----------
be paid by the Lessee directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to this Section 7.4 shall be
                                                    -----------
paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to Section 7.4 shall be made to the Tax Indemnitee
                          -----------
entitled thereto or the Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

         (f)   Reports. If the Lessee knows of any report, return or
               -------
statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, the Lessee shall, if the Lessee is
                           -----------
permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in the Lessee); provided, however, that if the Lessee is not
                                --------
permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case the Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

         (g)   Verification. At the Lessee's request, the amount of any
               ------------
indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 7.4 shall be verified and certified by an
                        -----------
independent public accounting firm selected by the Lessee and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the Lessee's favor of five percent (5%) or more of the related indemnity payment, the costs of such verification shall be borne by the Lessee. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

    SECTION 7.5 Increased Costs, etc.
                ---------------------

         (a)   Illegality. Notwithstanding any other provision herein, if
               ----------
any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Funding Party to make or maintain LIBOR Advances as contemplated by this Master Agreement, (i) the commitment of such Funding Party hereunder to continue LIBOR Advances as such and convert Funded Amounts to LIBOR Advances shall forthwith be canceled and
(ii) such Funding Party's Funded Amounts then outstanding as LIBOR Advance, if any, shall be converted automatically to Base Rate Advances on the respective last days of the then current Rent Periods with respect to such Funded Amounts or within such earlier period as required by law. If any such conversion of a LIBOR Advance occurs on a day which is not the last day of the then current Rent Period with respect thereto, the Lessee shall pay to such Funding Party such amounts, if any, as may be required pursuant to
Section 7.5(f).
--------------

         (b)   Requirements of Law. In the event that Eurocurrency Reserve
               -------------------
Requirements or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Funding Party with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

               (i) shall subject any Funding Party to any tax of any kind whatsoever with respect to this Master Agreement, any Note or any LIBOR Advance made by it, or change the basis of taxation of payments to such Funding Party in respect thereof (except for taxes covered by Section 7.5(d) and changes in franchise taxes or the
                    --------------
         rate of tax on the overall net income of such Funding Party provided that such exceptions shall not apply to changes that would prevent any Funding Party from being entitled to a complete exemption from withholding taxes as described in Subsection 7.5(e));
                                                          -----------------

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Funding Party which is not otherwise included in the determination of the LIBOR Rate; or

               (iii) shall impose on such Funding Party any other condition;

and the result of any of the foregoing is to increase the cost to such Funding Party, by an amount which such Funding Party deems to be material, of making, converting into, continuing or maintaining LIBOR Advances or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Lessee shall promptly pay such Funding Party, upon its demand, any additional amounts necessary to compensate such Funding Party on an After-Tax Basis for such increased cost or reduced amount receivable. If any Funding Party becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Lessee, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Funding Party, through the Agent, to the Lessee in good faith and setting forth in reasonable detail the calculation of such amounts shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Master Agreement and the payment of the Notes and all other amounts payable under the Operative Documents.

         (c)   Capital Adequacy. In the event that any Funding Party or
               ----------------
corporation controlling such Funding Party shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Funding Party or such corporation with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Funding Party's capital as a consequence of its obligations hereunder to a level below that which such Funding Party could have achieved but for such change or compliance (taking into consideration such Funding Party's policies with respect to capital adequacy) by an amount deemed by such Funding Party to be material, then from time to time, after submission by such Funding Party in good faith to the Lessee (with a copy to the Agent) of a written request therefor setting forth in reasonable detail the calculation of such amount (which request shall be conclusive in the absence of manifest error), the Lessee shall pay to such Funding Party such additional amount or amounts as will compensate such Funding Party for such reduction. This covenant shall survive the termination of this Master Agreement and the payment of the Notes and all other amounts payable under the Operative Documents.

         (d)   Taxes. Subject to Section 7.5(e), all payments made by the
               -----             --------------
Lessee under the Lease and the other Operative Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Agent and each Funding Party, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or such Funding Party, as the case may be, as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Agent or such Funding Party (other than a connection arising solely from the Agent or such Funding Party having executed, delivered or performed its obligations or received a payment under, or enforced, this Master Agreement or any other Operative Document), provided that this exclusion shall not apply to the extent set forth in
Section 7.5(b) or to Taxes described in clause (B) of Subsection 7.4(b)(i) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Withholding Taxes").
                                                      -----------------
If any Withholding Taxes are required to be withheld from any amounts payable to the Agent or any Funding Party hereunder or under any other Operative Document, the amounts so payable to the Agent or such Funding Party (so long as such Funding Party is in compliance with Section 7.5(e),
                                                           --------------
as appropriate) shall be increased to the extent necessary to yield to the Agent or such Funding Party (after payment of all Withholding Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in the Operative Documents. Whenever any Withholding Taxes are payable by the Lessee, as promptly as possible thereafter the Lessee shall send to the Agent for its own account or for the account of such Funding Party, as the case may be, a certified copy of an original official receipt received by such Lessee showing payment thereof. If the Lessee fails to pay any Withholding Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, each Lessee, jointly and severally, shall indemnify the Agent and the Funding Parties for any incremental taxes, interest or penalties that may become payable by the Agent or any Funding Party as a result of any such failure. The agreements in this subsection shall survive the termination of this Master Agreement and the payment of the Notes and all other amounts payable under the Operative Documents.

         (e)   Tax Forms. If any Funding Party or assignee of a Funding
               ---------
Party is organized under the laws of any jurisdiction other than the United States or any State thereof, then such Funding Party or assignee, as applicable, shall (as a condition precedent to acquiring any interest in, to or under the Leased Property or the Operative Documents from a Funding Party and a continuing obligation of each such Funding Party) (i) furnish to Lessee two valid, duly completed, original copies of Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States federal income tax and is a foreign person thereby entitled to an exemption from United States backup withholding taxes, and any such additional form (or any successor form or forms required) upon the expiration or obsolescence of any previously delivered form and (ii) comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemptions. By its acceptance of any interest in, to or under the Leased Property or the Operative Documents from a Funding Party, each assignee shall be deemed bound by the provisions set forth in this Subsection 7.5(e). Subject to Subsection 7.5(b), no Funding Party or assignee that fails to comply with the requirements of this Subsection 7.5(e) shall be entitled to the benefit of any tax indemnity under Section 7.4.

         (f)   Indemnity. The Lessee agrees to indemnify each Funding Party
               ---------
and to hold each Funding Party harmless on an After-Tax Basis from any loss or expense which such Funding Party may sustain or incur as a consequence of
(i) default by the Lessee in payment when due of the principal amount of or interest on any LIBOR Advance, (ii) default by the Lessee in making a borrowing or conversion into or continuation of LIBOR Advances after the Lessee or the Construction Agent has given (or is deemed to have given) a notice in accordance with this Master Agreement, (iii) default by the Lessee in making a borrowing of, conversion into or continuation of LIBOR Advances after or the Construction Agent or the Lessee has given a notice requesting the same in accordance with the provisions of this Master Agreement, (iv) default by the Lessee in making any prepayment of LIBOR Advances after the Lessee has given a notice thereof in accordance with the provisions of the Operative Documents or (v) the making of a prepayment, payment or conversion, of LIBOR Advances on a day which is not the last day of a Rent Period with respect thereto, including, without limitation, in each case, any such loss (other than non-receipt of the Applicable Margin or, without duplication, anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained (it being understood that any such calculation will be made on notional amounts as the Funding Parties are not required to show that they matched deposits specifically). A certificate as to any additional amounts payable pursuant to this subsection submitted by such Funding Party, through the Agent, to the Lessee in good faith shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable under the Operative Documents.

         (g)   Action of Affected Funding Parties. Each Funding Party agrees
               ----------------------------------
to use reasonable efforts (including reasonable efforts to change the booking office for its Loans) to avoid or minimize any illegality pursuant to Section 7.5(a) or any amounts which might otherwise be payable pursuant
   --------------
to Section 7.5(c) or (d); provided, however, that such efforts shall not
   --------------    ---  --------
cause the imposition on such Funding Party of any additional costs or legal or regulatory burdens deemed by such Funding Party to be material and shall not be deemed by such Funding Party to be otherwise contrary to its policies. In the event that such reasonable efforts are insufficient to avoid all such illegality or all amounts that might be payable pursuant to
Section 7.5(c) or (d), then such Funding Party (the "Affected Funding
--------------    ---                                ----------------
Party") shall use its reasonable efforts to transfer to any other Funding
-----
Party (which itself is not then an Affected Funding Party) its Loans and Commitment, subject to the provisions of Section 6.2; provided, however,
                                         -----------  --------
that such transfer shall not be deemed by such Affected Funding Party, in its sole discretion, to be disadvantageous to it or contrary to its policies. In the event that the Affected Funding Party is unable, or otherwise is unwilling, so to transfer its Loans and Commitment, the Lessee may designate an alternate lender (reasonably acceptable to the Agent) to purchase the Affected Funding Party's Loans and Commitment, at par and including accrued interest, and, subject to the provisions of Section 6.2,
                                                              -----------
the Affected Funding Party shall transfer its Commitment to such alternate lender and such alternate lender shall become a Funding Party hereunder. Any fee payable to the Agent pursuant to Section 6.2 in connection with such
                                     -----------
transfer shall be for the account of the Lessee.

    SECTION 7.6 End of Term Indemnity. In the event that at the end of the
                ---------------------
Lease Term for the Leased Property: (i) the Lessee elects the option set forth in Section 14.6 of the Lease, and
         ------------

(ii) after the Lessor receives the sales proceeds from the Leased Property under Section 14.6 or 14.7 of the Lease, together with the Lessee's payment
      ------------    ----
of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessee's sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by the Lessee, such approval not to be unreasonably withheld) in form and substance satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of the
      ------
Leased Property from the Lease Balance. The Lessee shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to:

         (w) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the Lessee to control or effect resulting in the Building failing to be of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

         (x) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the Lessee, or

         (y) any restoration or rebuilding carried out by the Lessee or any condemnation of any portion of the Leased Property pursuant to
    Article X of the Lease, or

         (z) any use of the Leased Property or any part thereof by the Lessee other than as permitted by the Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the Deed or the Purchase Agreement.


                                ARTICLE VIII
                                MISCELLANEOUS

    SECTION 8.1 Survival of Agreements. The representations, warranties,
                ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Master Agreement and any of the Operative Documents, the transfer of the leasehold interest in the Land to the Lessor as provided herein (and shall not be merged into the Ground Lease), any disposition of any interest of the Lessor in the Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as expressly set forth in the Operative Documents, including, without limitation, as set forth in Article VII hereof and in Section 17.17 of the
                            -----------
Lease, the representations, warranties, covenants and agreements of the parties provided for in the Operative Documents shall terminate upon the termination or expiration of the Operative Documents.

    SECTION 8.2 Notices. Unless otherwise specified herein, all notices,
                -------
requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, or such other address as any such party shall specify
         ------------
to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

    SECTION 8.3 Counterparts. This Master Agreement may be executed by the
                ------------
parties hereto in separate counterparts (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

    SECTION 8.4 Amendments. No Operative Document nor any of the terms
                ----------
thereof may be terminated, amended, supplemented, waived or modified with respect to any Lessee or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, with the written agreement or consent of the Lessee, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Required Funding Parties; provided, however, that Sections 8.8 and 8.13
                              --------
may not be terminated, amended, supplemented, waived or modified without the prior written agreement or consent of SunTrust Equitable Securities Corporation, and provided, further, that
                 --------  -------

         (x)   notwithstanding the foregoing provisions of this Section 8.4
                                                                -----------
    or clause (y) below, the consent of each Funding Party affected thereby
       ----------
    shall be required for any amendment, modification or waiver directly:

               (i)    modifying any of the provisions of this Section 8.4,
                                                              -----------
         changing the definition of "Required Funding Parties" or "Required
                                     ------------------------      --------
         Lenders", or increasing the Commitment of such Funding Party;
         -------

               (ii) amending, modifying, waiving or supplementing any of the provisions of Section III of the Loan Agreement or the
                           -----------
         representations of
         such Funding Party in Section 4.3 or 4.4 or the covenants of such
                               -----------    ---
         Funding Party in Article VI of this Master Agreement;
                          ----------

               (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Lease Balance, any Funding Party Balance, the Recourse Deficiency Amount, interest or Yield; or

               (iv) consenting to any assignment of the Lease or the extension of the Lease Term, releasing any of the collateral assigned to the Agent and the Lenders pursuant to any Mortgage and any Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in the Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing the Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing any Lessee from its obligations under the Operative Documents or changing the absolute and unconditional character of any such obligation; and

         (y) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor, the Agent and the Required Lenders, be made to the Lease or the Security Agreement and Assignment; and

         (z)   subject to the foregoing clauses (x) and (y), so long as no
                                        -----------     ---
    Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgages and the Assignments of Lease and Rents without the consent of the Lessee (such consent not to be unreasonably withheld or delayed); provided that in no event may any
                                          --------
    Operative Document be amended so as to increase the obligations of any Lessee, or deprive any Lessee of any rights thereunder, without the written consent of the Lessee.

    SECTION 8.5 Headings, etc. The Table of Contents and headings of the
                --------------
various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

    SECTION 8.6 Parties in Interest. Except as expressly provided herein,
                -------------------
none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto and their respective successors and permitted assigns.

    SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN,
                -------------
AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    SECTION 8.8 Expenses. Whether or not the transactions herein
                --------
contemplated are consummated, the Lessee agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor, the Agent, the Lenders and SunTrust Equitable Securities Corporation in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of McGuireWoods LLP, but not including any fees and disbursements for any other outside counsel representing any Lender) and of the Lessor, the Agent, the Lenders and SunTrust Equitable Securities Corporation in connection with endeavoring to enforce the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Lessor, the Agent and the Lenders). All references in the Operative Documents to "attorneys' fees" or "reasonable attorneys fees" shall mean reasonable attorneys' fees actually incurred, without regard to any statutory definition thereof.

    SECTION 8.9 Severability. Any provision of this Master Agreement that is
                ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    SECTION 8.10 Liabilities of the Funding Parties. No Funding Party shall
                 ----------------------------------
have any obligation to any other Funding Party or to Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to the Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent of the obligations and duties expressly set forth in this Master Agreement or the Loan Agreement.

    SECTION 8.11 Submission to Jurisdiction; Waivers. Each party hereto
                 -----------------------------------
hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof;

         (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Schedule 8.2 or at such other
                                          ------------
address of which the other parties hereto shall have been notified pursuant to Section 8.2; and
   -----------

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

    SECTION 8.12 Liabilities of the Agent. The Agent shall have no duty,
                 ------------------------
liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be. All parties to this Master Agreement acknowledge that the Agent is not, and will not be, performing any due diligence with respect to documents and information received pursuant to this Master Agreement or any other Operative Agreement including, without limitation, any Environmental Audit, Title Policy or survey. The acceptance by the Agent of any such document or information shall not constitute a waiver by any Funding Party of any representation or warranty of any Lessee even if such document or information indicates that any such representation or warranty is untrue.

    SECTION 8.13 Role of SunTrust Equitable Securities Corporation. Each
                 -------------------------------------------------
party hereto acknowledges hereby that it is aware of the fact that SunTrust Equitable Securities Corporation ("SESC") is acting as an "arranger" with respect to the transactions contemplated by the Operative Documents and acknowledge and agree that neither SESC nor any of its Affiliates (including SunTrust Bank) has made any representations or warranties concerning, and that they have not relied on SESC as to, the tax, accounting or legal characterization or validity of the Operative Documents or any aspect of the transactions contemplated thereby. The parties acknowledge and agree that SESC has no duties, express or implied, under the Operative

Documents in its capacity as "arranger". The parties further agree that
Section 2.4, 8.4, 8.8, 8.10 and this Section 8.13 are for the express benefit of SESC, and SESC shall be entitled to rely thereon as if it were a party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 EDWARD D. JONES & CO., L.P., as Lessee,
                                 Construction Agent and Guarantor

                                 By:  EDJ Holding Company, Inc., its General
                                      Partner


                                       By:
                                          ----------------------------------
                                       Name Printed:
                                                    ------------------------
                                       Title:
                                             -------------------------------



                                    S-1
                                                            MASTER AGREEMENT

                                 ATLANTIC FINANCIAL GROUP, LTD.
                                 (registered to do business in Arizona as AFG
                                 Equity, Limited Partnership), as Lessor

                                 By: Atlantic Financial Managers, Inc., its
                                     General Partner


                                       By:
                                          -----------------------------------
                                       Name Printed:
                                                    -------------------------
                                       Title:
                                             --------------------------------




                                    S-2
                                                            MASTER AGREEMENT

                                 SUNTRUST BANK, as Agent


                                 By:
                                    ----------------------------------------
                                 Name Printed:
                                              ------------------------------
                                 Title:
                                       -------------------------------------




                                    S-3
                                                            MASTER AGREEMENT

                                 SUNTRUST BANK, as Lender


                                 By:
                                    ----------------------------------------
                                 Name Printed:
                                              ------------------------------
                                 Title:
                                       -------------------------------------




                                    S-4
                                                            MASTER AGREEMENT

                                 BANK OF NEW YORK, as Lender


                                 By:
                                    ----------------------------------------
                                 Name Printed:
                                              ------------------------------
                                 Title:
                                       -------------------------------------




                                    S-5
                                                            MASTER AGREEMENT

                                 FIRSTAR BANK, N.A., as Lender


                                 By:
                                    ----------------------------------------
                                 Name Printed:
                                              ------------------------------
                                 Title:
                                       -------------------------------------





                                    S-6
                                                            MASTER AGREEMENT

    The Jones Financial Companies, L.L.L.P. ("JFC") joins in the foregoing Master Agreement for the purpose of acknowledging the terms, conditions and provisions thereof and hereby covenants and agrees to observe, perform and comply with all of the obligations of JFC thereunder.



                                 THE JONES FINANCIAL COMPANIES, L.L.L.P.


                                 By:
                                    ----------------------------------------
                                 Name Printed:
                                              ------------------------------
                                 Title:
                                       -------------------------------------





                                    S-7
                                                            MASTER AGREEMENT

                                SCHEDULE 2.2
                  Amount of Each Funding Party's Commitment

Lessor Commitment Percentage:                                3.5%

Lessor Commitment                                            $1,085,000.00

Lender Commitment Percentages:
     SunTrust Bank                                           28.76%

Firstar Bank, N.A.                                           41.94%

Bank of New York                                             25.81%

Lender Commitments:                                          $29,915,000.00

     SunTrust Bank                                           $8,915,000.00

     Firstar Bank, N.A.                                      $13,000,000.00

     Bank of New York                                        $8,000,000.00

                             SCHEDULE 4.1(a)(i)
                           Indebtedness of Lessee


BANK LOANS:

The Lessee borrows from banks on a short-term basis primarily to finance customer margin balances and inventory securities. As of June 30, 2000, the Lessee had bank lines of credit aggregating $1,045,000 of which $995,000 was through uncommitted facilities. Actual borrowing availability is primarily based on the value of securities owned and customers' margin securities. At June 30, 2000, collateral, with a market value of $1,654,237, was available to support secured bank loans. Bank loans outstanding approximate their fair value.



LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS:

    Liabilities subordinated to the claims of general creditors consist of:

                                                                  June 30, 2000
                                                                  -------------
    Capital notes, 8.18%, due in annual installments of $10,500 commencing on September 1, 2000, with a final
        installment on September 1, 2008.                            $ 94,500

    Capital notes, 7.95%, due in annual installments of $10,225
        with a final installment of $10,200 on April 15, 2006.         61,325

    Capital notes, 8.96%, due in annual installments of $6,000
        with a final installment on May 1, 2002.                       12,000

    Capital notes, with rates ranging from 7.51% to 7.79% due
        in annual installments commencing on August 15, 2005
        with a final installment on August 15, 2011.                   75,000

                                                                     --------

                                                                     $242,825
                                                                     ========

          Required annual principal payments, as of June 30, 2000, are as follows:

                  Year Ending                                  Principal
              Last Friday of June                               Payment
              -------------------                               -------
                      2001                                     $ 26,725
                      2002                                       26,725
                      2003                                       20,725
                      2004                                       20,725
                      2005                                       20,725
                   Thereafter                                   127,200
                                                               --------

                                                               $242,825
                                                               ========

                             SCHEDULE 4.1(a)(ii)
                                Subsidiaries


                              [TO BE ATTACHED]

                             SCHEDULE 4.1(d)(v)
                     Pending Investigations or Inquiries


    Securities and Exchange Commission Administrative Proceeding, In the
    --------------------------------------------------------------------
Matter of Edward D. Jones & Co., Donald E. Walter, Steven T. Roberts, Ronald
----------------------------------------------------------------------------
L. Gorgen and Charles R. Larimore, File No. 3-9181, filed in 11/1996.
---------------------------------
Allegations of violation of Section 22 of the Investment Company Act of 1940 for improperly permitting the charge of commissions on repurchases of certain unit investment trusts. Without admitting or denying the findings in the Commission's Order, Mr. Walter, on March 12, 1997, executed an offer of settlement with an agreement to cease and desist from future violations of Rule 22 c-1. Without admitting or denying the findings in the Commission's Order, the Applicant, on April 1, 1997, executed an offer of settlement with an agreement to cease and desist from future violations of Rule 22 c-1, received a censure, and agreed to the payment of a $50,000 civil penalty. On April 15, 1998, the SEC's request for an order against Steven Roberts, Ronald Gorgen and Charles Larimore was denied in favor of these Respondents.

    On June 21, 1995, New York Stock Exchange Division of Enforcement brought a case against Edward D. Jones & Co. entitled New York Stock
                                                      --------------
Exchange Division of Enforcement vs. Edward D. Jones & Co., Cause No:
----------------------------------------------------------
95-171. The NYSE alleged failure to reasonably supervise former representative Michael Leamnson in connection with unauthorized trades resulting in violations of Rule 342 and Rule 405. On January 23, 1996, New York Stock Exchange Hearing Panel unanimously found in favor of Edward D. Jones & Co. on all counts and dismissed charges. The Division of Enforcement filed an appeal. On September 10, 1996, the Committee for Review affirmed the decision of the New York Stock Exchange Hearing panel.

    National Association of Securities Dealers, Inc. vs. Edward Jones and
    ---------------------------------------------------------------------
Thomas William Jack, Case No. E07980030 TC, filed in 01/2000. Preliminary
-------------------
Determination was filed to recommend that disciplinary action be brought against Edward Jones and Thomas William Jack. Allegations of inadequate written supervisory procedures pertaining to the review and monitoring of a customer's account activity in violation of NASD Conduct Rule 3010 thereby preventing unsuitable recommendations and bond trading on margin. Without admitting to or denying the allegations, Edward Jones agreed to pay $5,000. Thomas Jack was dismissed from the proceedings.

    New York Stock Exchange, Inc. vs. Edward Jones, Case No. not given,
    ----------------------------------------------
filed in 02/2000. Allegations of failure to reasonably supervise, conduct inconsistent with just and equitable principals of trades in distribution of callable CDs, and violation of NYSE Rule 472.40 relating to inaccurate capacity disclosures in research reports. Still pending.

                               SCHEDULE 4.1(m)
                            Environmental Matters


None, except as otherwise set forth in that certain Phase One Environmental Site Assessment and Limited Phase Two Assessment report prepared by Liesch Companies dated March 31, 2000.

                             SCHEDULE 4.1(u)(i)
                                   Leases


                                [TO BE ADDED]

                             SCHEDULE 5.2(a)(i)
                          Existing Permitted Liens


                              [TO BE ATTACHED]

                            SCHEDULE 5.2(a)(xiv)
                           Existing Options, Etc.


JFC and Subsidiaries has the right to purchase the building at 1245 Kelley Memorial Drive, St. Louis, MO 63131, in the 20th year of the lease, or if the building is offered for sale during the lease term which commenced January 1, 2002. Additionally, JFC and Subsidiaries has the option to purchase the adjacent buildings at 12444 Powerscourt Drive and 12412 Powerscourt Drive if and when the space is offered.

JFC and Subsidiaries has the right to purchase the building at 700 Maryville Centre, St. Louis, MO 63141, between the 25th month and 31st month of the lease which commenced March 1, 2000.

                               SCHEDULE 5.2(d)
                           Contingent Obligations


CONTINGENCIES:

Lessee's guarantee of Edward Jones Limited (UK) GBP 1,000,000 credit facility with the Royal Bank of Scotland.

Lessee's guarantee of Edward Jones Limited (UK) $500,000 USD foreign exchange line with Wells Fargo Bank, N.A., currently under negotiation.

Various legal actions are pending against the Lessee with certain cases claiming substantial damages. These actions are in various stages and the results of such actions cannot be predicted with certainty. In the opinion of management, after consultation with legal counsel, the ultimate resolution of these actions is not expected to have a material adverse impact on the Lessee's results of operations or financial condition.

                                SCHEDULE 8.2
                            Addresses for Notices


Lessee:                               Edward D. Jones & Co., L.P.
                                      12555 Manchester Road
                                      St. Louis, Missouri  63131-3729
                                      Attn:  Kenneth E. Schutte


Lessor:                               Atlantic Financial Group, Ltd.
                                      2305 Cedar Springs Road
                                      Suite 415
                                      Dallas, Texas 75201
                                      Attn:  Stephen S. Brookshire

Agent for Lender:                     SunTrust Bank
                                      303 Peachtree Street, 3rd Floor
                                      Mail Code 1928
                                      Atlanta, Georgia 30308
                                      Attn: Linda L. Dash

JFC:                                  The Jones Financial Companies, L.L.L.P.
                                      12555 Manchester Road
                                      St. Louis, Missouri  63131-3729
                                      Attn:  Lawrence R. Sobol

                                                                   EXHIBIT A
                                                         TO MASTER AGREEMENT


                           FORM OF FUNDING REQUEST


TO: The Lessor, the Agent and each Lender (as defined in the Master Agreement referred to below)

    Reference is hereby made to the Master Agreement dated as of November   ,
                                                                          --
2000 (as heretofore amended, the "Master Agreement") among Edward D.
                                  -----------------
Jones & Co., L.P., as Lessee, Guarantor and Construction Agent, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank and certain financial institutions parties thereto, as Lenders, and SunTrust Bank, as Agent, and joined in by The Jones Financial Companies, L.L.L.P. Capitalized terms not otherwise defined are used herein as defined in the Master Agreement.

    The undersigned, as Construction Agent, hereby notifies you that it
requests a Funding in the amount of $                on [INSERT REQUESTED
                                     ---------------
FUNDING DATE] in respect of the Leased Property [owing in respect of the Land, if applicable, and development, hard and/or soft transaction and closing costs in respect of the Leased Property or in respect of the purchase of personal property to be used in connection with the Leased Property (collectively, "Project Costs")] [amounts that are due or will
                         -------------
become due within 30 days from the date hereof to third parties in respect of the Construction, or amounts paid by the Construction Agent to third parties in respect of the Construction for which the Construction Agent has not been previously reimbursed]. The undersigned, as Construction Agent, requests that the Funding be [a LIBOR Advance with a Rent Period of
                                                                    ----
months] [a Base Rate Advance] [allocated as follows: $            to a LIBOR
                                                      -----------
Advance with a Rent Period of     months and $                to a Base Rate
                              ---             ---------------
Advance].

    In connection with such requested Funding, the undersigned, hereby represents and warrants to you as follows:

    1. on the requested Funding Date the representations and warranties of the Lessee contained in Section 4.1 of the Master Agreement shall be true and correct in all material respects on and as of such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

    2. there shall not have occurred any Event of Default or Potential Event of Default;

    3.   the amount of the requested Funding represents costs of
         Construction and transaction permitted to be funded pursuant to the Operative Documents as more particularly described as set forth on
         Schedule 1 attached hereto and made a part hereof;
         ----------

    4. the amount expended by the Construction Agent to date for the construction of the Building does not exceed the amount budgeted to be expended for the percentage of construction completed to date and, in the good faith judgment of the undersigned, the construction of the Building will be completed within the Construction Budget;

    5.   there has not occurred may event that could reasonably be expected
         to have a Material Adverse Effect since             , 2000;
                                                 ------------

    6. no Event of Default, Potential Event of Default, Event of Loss, or Event of Taking has occurred, and no action is pending or, to the knowledge of the undersigned, threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking with respect to the Leased Property; and

    7.   all of the conditions precedent to such Funding set forth in
         Article III of the Master Agreement have been satisfied, or will be
         -----------
         satisfied or waived on or prior to the requested Funding Date.

    Please wire transfer the proceeds of the Funding to                  .
                                                        -----------------

    The undersigned has caused this Funding Request to be executed and
delivered by its duly authorized officer this         day of               ,
                                              -------        --------------
2000 [TO BE DELIVERED NOT LATER THAN 12:00 NOON, THREE (3) BUSINESS DAYS PRIOR TO THE REQUESTED FUNDING DATE].

                                    EDWARD D. JONES & CO., L.P.

                                    By: EDJ Holding Company, Inc., its sole
                                        general partner


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                                 ---------------------------

                                 SCHEDULE 1
                             TO FUNDING REQUEST


                            Description of Costs
                            --------------------

                                                                   EXHIBIT B
                                                         TO MASTER AGREEMENT


                    FORM OF ASSIGNMENT OF LEASE AND RENTS



This instrument was prepared by
and upon recordation should be
returned to:

McGuireWoods LLP
One James Center
Richmond, Virginia 23219
Attention: Edmund S. Pittman, Esq.




============================================================================

                             ASSIGNMENT OF LEASE
                                  AND RENTS

                        Dated as of November 30, 2000

                                   between

                       ATLANTIC FINANCIAL GROUP, LTD.
 (registered to do business in Arizona as AFG Equity, Limited Partnership), as Lessor and Assignor

                                     and

                               SUNTRUST BANK,
                            as Agent and Assignee

                               Tempe, Arizona

============================================================================

                              TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Section 1     Collateral Assignment of Lease and Guaranty Agreement..........2
Section 2     Assignment as Collateral Security..............................3
Section 3     Payments Under Lease...........................................3
Section 4     Power of Attorney in Respect of Lease..........................4
Section 5     Assignee Designated Recipient..................................4
Section 6     Allocation Pursuant to Loan Agreement..........................4
Section 7     Irrevocability; Supplemental Instruments.......................5
Section 8     Amendments or Termination of Lease.............................5
Section 9     Lessee's Consent and Agreement.................................5
Section 10    Remedies Cumulative............................................5
Section 11    Miscellaneous..................................................5


Consents and Agreement of Lessee



EXHIBITS
--------

EXHIBIT A   -   Description of Land

    THIS ASSIGNMENT OF LEASE AND RENTS dated as of November 30, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, this "Assignment Agreement"), is between ATLANTIC FINANCIAL GROUP, LTD., a
      ---------- ---------
Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership), as Lessor and Assignor (the "Lessor"), having
                                                           ------
an office at 2305 Cedar Springs Road, Suite 415, Dallas, Texas 75201 and SUNTRUST BANK, a Georgia banking corporation, as Agent for the benefit of the hereinafter described Lenders (the "Assignee"), having an office at 303
                                        --------
Peachtree Street, 3rd Floor, Atlanta, Georgia 30308.

    Capitalized terms not otherwise defined in this Assignment Agreement shall have the respective meanings assigned thereto in the Appendix A to the
                                                           ----------
Master Agreement (as amended, supplemented or otherwise modified from time to time, the "Master Agreement"), dated as of the date hereof among Edward
              ------ ---------
D. Jones & Co., L.P., a Missouri limited partnership, as Lessee, Construction Agent and Guarantor (the "Lessee"), the Lessor, the Assignee,
                                       ------
as Agent, and the Lenders parties thereto (the "Lenders"), and the rules of
                                                -------
interpretation set forth in Appendix A shall apply to this Assignment
                            ----------
Agreement. Copies of the Master Agreement, the Lease (as defined below) and the other Operative Documents (as defined in the Master Agreement) are on file at the office of the Agent.

                                  RECITALS:

    Pursuant to a Master Lease Agreement, dated as of the date hereof, between the Lessor and the Lessee (as restated, amended, supplemented or otherwise modified from time to time, the "Lease"), the Lessor has leased to
                                           -----
the Lessee (a) the land described on Exhibit A attached hereto and
                                     ---------
incorporated herein, together with the following appurtenant rights (the "Appurtenant Rights"): (i) all agreements, easements, rights of way or use,
 ----------- ------
rights of ingress or egress, privileges, appurtenances, tenements, hereditaments, reversions, remainders, water rights and other rights and benefits at any time belonging or pertaining to the land or the improvements thereon, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the land (such land and Appurtenant Rights being referred to as the "Land") and (b) the buildings, structures and
                    ----
improvements located or to be located on the Land, along with all fixtures used or useful in connection with the operation thereof or of the Land, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached to the building and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (the "Building"), and all Equipment (the Land, the Building and the Equipment being referred to hereinafter as the "Leased Property").
     ---------------

    The Lessor has entered into the Master Agreement with the Assignee, the Lessee, the Lenders and the Assignee providing, among other things, for the commitment of the Lenders to assist in financing or refinancing, as applicable, the Lessor's acquisition of the Land and the construction of the Building thereon, and the acquisition and installation of the Equipment, by making Loans to be evidenced by the respective Notes. Such Loans as evidenced by the Notes bear interest on the unpaid principal amount thereof from time to time outstanding at the interest rate per annum determined as provided in and
                                 --- -----
payable as specified in the Loan Agreement.

    NOW, THEREFORE, the Lessor hereby agrees for the benefit of Assignee as follows:

    Section 1. Collateral Assignment of Lease and Guaranty Agreement. The
               -----------------------------------------------------
Lessor, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, and as security for the payment of the principal of, and all interest and all other sums payable on, the Notes and all other sums payable by the Lessor to the Assignee under the Loan Agreement or under any of the other Operative Documents and the performance and observance by the Lessor for the benefit of the Assignee, as Agent for the Lenders, of the provisions of each thereof, whether contained therein or incorporated therein by reference, has assigned, transferred, conveyed and set over, and by these presents does assign, transfer, convey and set over, to the Assignee, for the benefit of the Lenders, all of the Lessor's interest in, to and under the Lease and the Guaranty and all of the Lessor's estate, right, title, interest, claim and demand as the Lessor under the Lease and the Guaranty, and all existing or future restatements, amendments, supplements or modifications of the Lease and Guaranty and any other lease, sublease or other occupancy agreement or arrangement with respect to the Leased Property;

    TOGETHER WITH all rights, powers, privileges, options and other benefits of the Lessor under the Lease, including, without limitation (a) the right
                               ---------
to receive and collect all Rent, income, revenues, issues, profits, Loss Proceeds, Awards, bankruptcy claims, liquidated damages, purchase price proceeds (pursuant to Article XIV of the Lease or otherwise), the Recourse
                      -----------
Deficiency Amount and other payments, tenders and security payable to or receivable by the Lessor under the Lease, to be applied in accordance with
Section III of the Loan Agreement; (b) the right, subject to the provisions
-----------
of Section 8.4 of the Master Agreement, to give and withhold all waivers,
   -----------
consents, modifications, amendments and agreements under or with respect to the Lease; (c) the right to give and receive copies of all notices and other instruments or communications under or pursuant to the Lease; (d) the right to take such action upon the occurrence and during the continuance of an Event of Default as shall be permitted by the Lease or any of the other Operative Documents or by Applicable Law; and (e) the right to do any and all other things whatsoever which the Lessor or any lessor under the Lease, as the case may be, is or may be entitled to do thereunder;

    TOGETHER WITH the right and power to execute and deliver as agent and attorney-in-fact of the Lessor under the Lease an appropriate deed, bill of sale or other instruments of transfer necessary or appropriate for the conveyance and transfer to the Lessee of the Leased Property pursuant to Articles XIV or XV of the Lease, and all interests of the Lessor therein and
------------    --
to perform in the name and for and on behalf of the Lessor, as such agent and attorney-in-fact, any and all other necessary or appropriate acts with respect to any such purchase, conveyance and transfer;

    TOGETHER WITH the right to inspect the Leased Property and all records relating thereto and to enforce performance or observance by the Lessee of any of such rights by the exercise of the right to proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the Lessee of the applicable covenants and terms or to recover damages for the breach thereof.

    TO HAVE AND TO HOLD the same unto the Assignee, for the benefit of the Lenders, and its successors and assigns forever.

    Section 2. Assignment as Collateral Security. The assignment made hereby
               ---------------------------------
is executed as collateral security, and the execution and delivery of this Assignment Agreement shall not in any way impair or diminish any obligations of the Lessor as lessor under the Lease or of the Lessor, the Assignee, the Guarantor or any Lender under any of the other Operative Documents, nor impair, affect or modify any of the terms and conditions of the Notes or the Loan Agreement or any of the other Operative Documents securing the Notes, nor shall any of the obligations of the Lessor or of any other Person under any of the Operative Documents (other than the express obligations of the Assignee) be imposed upon the Assignee, including, but not limited to, collecting Rent or enforcing performance by the Lessee or the Guarantor.

    Without limiting the generality of the foregoing, the Assignee shall not be obligated to perform or discharge, nor does the Assignee hereby undertake to perform or discharge, any obligation, duty or liability of the Lessor under the Lease, or of the Lessor under any of the other Operative Documents, or under or by reason of this Assignment Agreement, and the Lessor does hereby waive any and all liability, loss or damage which may or might be asserted against the Assignee by reason of any alleged obligations or undertakings on its or their part to perform or discharge any of the terms, covenants or agreements contained in the Lease to be performed or discharged by the Lessor thereunder; provided, however, that if the Assignee
                                     --------  -------
does undertake any such action pursuant to the terms, conditions and restrictions contained in this Assignment Agreement and the other Operative Documents, the Lessor shall retain any rights it may have with respect thereto under the Operative Documents or by law or in equity, and the Assignee shall be liable for its gross negligence or willful misconduct. It is further understood and agreed that this Assignment Agreement shall not operate to (i) place responsibility for the control, care, management or repair of the Leased Property upon the Assignee, nor for the carrying out of any of the terms and conditions of the Lease or of any of the other Operative Documents (except to the extent expressly provided therein), in any such case binding upon or applicable to the Lessor, or (ii) make the Assignee responsible or liable for any waste with respect to the Land or the other Leased Property by the Lessee or any Person other than by the Assignee, or for any dangerous or defective condition of the Land or the other Leased Property, or for any negligence of the management, upkeep, or repair or control of the Land or the other Leased Property resulting in loss or injury or death to the Lessee, any sublessee, sublessor, licensee, employee or stranger other than for gross negligence or willful misconduct by the Assignee.

    Section 3. Payments Under Lease. The Lessor will direct the Lessee to
               --------------------
pay directly to the Assignee, as and when due pursuant to the Lease, the Recourse Deficiency Amount, all Basic Rent, all Supplemental Rent and all payments pursuant to Articles III, X, XIV and XV of the Lease, purchase
                     ------------  -  ---     --
proceeds or avails, income, Awards, Loss Proceeds, and other sums payable to the Lessor pursuant to the Lease and the other Operative Documents (but excluding any indemnity payments or reimbursements to the Lessor from the Lessee pursuant to the Lease or otherwise).

    The Assignee may, at its option, although it shall not be obligated to do so, and without waiving or releasing any obligation or Loan Event of Default, at any time perform any Lease covenant required to be performed by the Lessor for and on behalf of the Lessor and may recover any money advanced for any such purpose from the Lessor on demand, with interest at the Overdue Rate from the date of advancement; and (b) the Assignee is authorized to endorse, in the name of the Lessor, any item, howsoever received by it, representing any payment on or other proceeds (including Loss Proceeds) of the Lease (including, without limitation, all Basic Rent, Supplemental Rent, payments pursuant to Articles III, X, XIV and XV of the
                                        ------------  -  ---     --
Lease, purchase proceeds or avails, income, Awards, Loss Proceeds and other sums paid or payable to the Lessor pursuant to the Lease and the other Operative Documents) and to endorse and deliver, in the name of the Lessor, any instrument or other item of the Rent held by the Assignee hereunder, in connection with the sale or collection of the Rent.

    Section 4. Power of Attorney in Respect of Lease. The Lessor does hereby
               -------------------------------------
irrevocably constitute and appoint the Assignee its true and lawful attorney with an interest and full power of substitution, for it and in its name, place and stead to do any or all of the following (a) ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for all Basic Rent, Supplemental Rent, payments pursuant to Articles III, X, XIV and XV of
                                              ------------  -  ---     --
the Lease, purchase proceeds or avails, income, Awards, Loss Proceeds and other sums paid or payable to the Lessor pursuant to the Lease and the other Operative Documents and other sums which are assigned under Section 1
                                                            ---------
hereof, and (b) without limiting the provisions of the foregoing clause (a)
                                                                 ----------
hereof, during the continuance of any Event of Default under the Lease, sue for, compound and give acquittance for, or settle, adjust or compromise any claim for any and all such Rent, purchase proceeds or avails, income, Awards, Loss Proceeds and other sums which are assigned under Section 1
                                                              ---------
hereof as fully as the Lessor could itself do, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Lessor or otherwise, which the Assignee may deem necessary or appropriate to protect and preserve the right, title and interest of the Assignee in and to such Rent and other sums and security intended to be afforded hereby.

    Section 5. Assignee Designated Recipient. The Lessor hereby directs the
               -----------------------------
Lessee to deliver or remit directly to the Assignee at its address set forth in the Master Agreement all Basic Rent, Supplemental Rent, payments pursuant to Articles III, X, XIV and XV of the Lease, purchase proceeds or avails,
   ------------  -  ---     --
income, Awards, Loss Proceeds and other sums payable to the Lessor pursuant to the Lease and the other Operative Documents by wire transfer of Federal or other funds current and immediately available to the Assignee on the due date thereof.

    Section 6. Allocation Pursuant to Loan Agreement. Notwithstanding
               -------------------------------------
anything contained herein to the contrary, any and all Basic Rent, Supplemental Rent, payments pursuant to Articles III, X, XIV and XV of the
                                        ------------  -  ---     --
Lease, purchase proceeds or avails, income, Awards, Loss Proceeds and other sums paid to or received or collected by or on behalf of the Assignee shall be paid, allocated and distributed pursuant to the terms of, and in the order of priority provided for in, Section III of the Loan Agreement.
                                   -----------

    Section 7. Irrevocability; Supplemental Instruments. The Lessor agrees
               ----------------------------------------
that the assignment made hereby and the designation and direction to the Lessee hereinabove set forth are irrevocable, and that the Lessor will not, while such assignment is in effect or thereafter until the Lessee has received from the Assignee written notice of the termination of such assignment, make any other assignment, designation or direction inconsistent therewith, and that any assignment, designation or direction inconsistent therewith shall be void. The Lessor will from time to time, upon request of the Assignee, execute all instruments of further assurance and all such supplemental instruments as the Assignee may reasonably specify.

    Section 8. Amendments or Termination of Lease. Except as otherwise
               ----------------------------------
permitted under Section 8.4 of the Master Agreement, the Lessor agrees that
                -----------
it will not enter into any agreement amending, supplementing, hypothecating, waiving, discharging or terminating the Lease.

    Section 9. Lessee's Consent and Agreement. The consent and agreement by
               ------------------------------
the Lessee to the provisions of this Assignment Agreement is attached hereto.

    Section 10. Remedies Cumulative. Each right, power and remedy of the
                -------------------
Assignee provided for in this instrument or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Assignment Agreement or in any other Operative Document or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Assignee or the Lenders of any one or more of such rights, powers or remedies shall not preclude the further exercise thereof or the simultaneous or later exercise by the Assignee or the Lenders of any or all such other rights, powers or remedies. No failure or delay on the part of the Assignee or the Lenders to exercise any such right, power or remedy (including, without limitation, the granting by the Assignee or the Lenders of consent to any action by the Lessor) shall operate as a waiver thereof. The Lessor stipulates that the remedies at law in respect of any default or threatened default by the Lessor in the performance of or compliance with any of the terms of this Assignment Agreement are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against the violation of any terms or otherwise.

    Section 11. Miscellaneous.
                -------------

         (a) All notices, requests, offers, consents and other instruments given pursuant to this Assignment Agreement shall be delivered in accordance with Section 8.2 of the Master Agreement.
     -----------

         (b) This Assignment Agreement shall be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of the parties hereto. The headings to the various paragraphs of this Assignment Agreement have been inserted for convenience reference only and shall not modify, define, limit or expand the express provisions of this Assignment Agreement. Neither this Assignment Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument signed by the parties hereto. If any provision of this Assignment Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Assignment Agreement and any other application of such provision shall not be affected thereby.

         (c) This Assignment Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall together constitute but one and the same

Assignment Agreement. It shall not be necessary in making proof of this Assignment Agreement to produce or account for more than one such counterpart signed by the party against which enforcement of this Assignment Agreement is sought.

         (d) THIS ASSIGNMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LIEN HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE LAND IS LOCATED.

         (e) Upon payment in full of all indebtedness secured by this Assignment Agreement and the Loan Agreement and performance of all other obligations secured hereby and thereby, this Assignment Agreement and the Lien created hereby shall terminate and be of no further force or effect. The Assignee shall, at the Lessee's expense, do, execute, acknowledge and deliver each and every deed, conveyance, transfer and release necessary or proper to evidence the release of record of this Assignment Agreement.

         (f) Notwithstanding anything to the contrary set forth herein, in the event of any conflict between any provision of this Assignment Agreement and the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

         (g) All amounts paid by the Lessee to the Assignee hereunder shall be fully credited against amounts payable by the Lessee to the Lessor under the Lease.

         (h) To the extent that the Lease and/or the Lease Supplement are characterized as a deed of trust, mortgage, deed to secure debt, security agreement or other financing document for any reason (including, without limitation, as a result of the Lease being treated as a financing transaction as provided in Article XI of the Lease for purposes other than
                           ----------
accounting purposes), this Assignment Agreement shall be an assignment to the Assignee of such deed of trust (and all beneficial rights, title and interests thereunder), mortgage, deed to secure debt, security agreement or other financing document and of the indebtedness secured thereby to the Assignee, for the benefit of the Lenders, as security for the Loans made by the Lenders pursuant to the Loan Agreement and for all amounts owed to the Lenders by the Lessee or the Lessor pursuant to, and all other Obligations of the Lessee or the Lessor under, the Operative Documents.

    IN WITNESS WHEREOF, the Lessor and the Assignee have each caused this Assignment Agreement to be duly executed and delivered, in its respective name and behalf, all as of the date and year first above written.

                                 ATLANTIC FINANCIAL GROUP, LTD.,
                                 a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership), as Lessor and Assignor

                                 By: Atlantic Financial Managers, Inc.,
                                     a Texas corporation.
                                     its general partner


                                       By:
                                            ----------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------



STATE OF
         ------------------  )
COUNTY OF                    )   ss.
          ----------------   )

    The foregoing instrument was acknowledged before me this      day of
                                                             ----
November, 2000, by                         , the                         of
                   ------------------------      -----------------------
Atlantic Financial Managers, Inc., a Texas corporation, general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, on behalf of the limited partnership.


                                 -------------------------------
                                 Notary Public

My Commission Expires:

----------------------


                                    7
                                               ASSIGNMENT OF LEASE AND RENTS

                                 SUNTRUST BANK, a Georgia banking
                                 corporation, as Agent and Assignee


                                 By:
                                      ----------------------------------
                                 Name:
                                       ---------------------------------
                                 Title:
                                        --------------------------------



STATE OF
         ------------------  )
COUNTY OF                    )   ss.
          ----------------   )

    The foregoing instrument was acknowledged before me this      day of
                                                             ----
November, 2000, by                      the                      of
                   --------------------     --------------------
SUNTRUST BANK, a Georgia banking corporation, on behalf of the corporation.


                                 -------------------------------
                                 Notary Public

My Commission Expires:

----------------------


                                    8
                                               ASSIGNMENT OF LEASE AND RENTS

                            CONSENT AND AGREEMENT
                                  OF LESSEE

    THIS CONSENT AND AGREEMENT dated as of November 30, 2000, by EDWARD D. JONES & CO., L.P., a Missouri limited partnership (the "Lessee"), for the
                                                        ------
benefit of SUNTRUST BANK, a Georgia banking corporation, as Agent for the Lenders (the "Assignee"), to the assignments made under the Assignment of
              --------
Lease and Rents, dated as of the date hereof (the "Assignment Agreement")
                                                   --------------------
between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership), as assignor (the "Lessor") and the Assignee. Capitalized terms not otherwise
                  ------
defined herein shall have the meanings set forth in the Assignment
Agreement.

    1. The Lessee hereby consents to the terms and provisions of the Assignment Agreement and agrees it will deliver or remit, as and when payable pursuant to the Operative Documents directly to Assignee, the Recourse Deficiency Amount, all Basic Rent, all Supplemental Rent and all payments pursuant to Articles III, X, XIV and XV of the Lease, purchase
                     ------------  -  ---     --
proceeds or avails, income, Awards, Loss Proceeds and other sums paid or payable to the Lessor pursuant to the Lease and the other Operative Documents (but excluding any indemnity payments or reimbursements to the Lessor from the Lessee pursuant to the Lease or otherwise, and, so long as no Loan Event of Default has occurred, the Lessor Basic Rent), in each case, to the extent provided in the Lease, without any offset, deduction, defense, abatement, suspension, deferment, diminution or reduction for any reason so that said funds shall at all times be available for payment of interest and principal due on the Notes, except in each case as expressly provided in the Lease.

    2. Notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceeding affecting the Lessor under the Lease, (ii) any action with respect to the Lease which may be taken by any trustee or receiver of the Lessor, or by any court in such proceeding, and (iii) the exercise by the Agent or the Lenders of any rights and remedies under the Assignment Agreement, the Lessee agrees that it will remain obligated under the Lease in accordance with its terms and that it will not take any action to terminate (other than pursuant to its express rights under the Lease and the Master Agreement to do so), rescind or avoid the Lease.

    3. To the extent that the Lessee may acquire any indebtedness of the Lessor or any other party to the Master Agreement, or any claim against the Lessor or any other party to the Master Agreement, by way of subrogation or otherwise, all such indebtedness and claims are hereby subordinated and made fully subject in right of payment thereof to the prior payment in full of the Notes.

    4. In addition to (and not in limitation of) all of the Lessee's reimbursement and indemnity obligations set forth in the Operative Documents, the Lessee agrees to pay promptly all reasonable and documented costs and expenses incurred by the Lessor, pursuant to the Assignment Agreement, for the release of the Assignment Agreement.

         IN WITNESS WHEREOF, the Lessee has caused this Consent and Agreement to be duly executed and delivered, in its name and behalf, all as of the date and year first above written.

                                 EDWARD D. JONES & CO., L.P., a Missouri
                                 limited partnership, as Lessee

                                 By:   EDJ Holding Company, Inc., a Missouri
                                       corporation, its sole general partner

                                       By:
                                            ----------------------------------
                                       Name:
                                             ---------------------------------
                                       Title:
                                              --------------------------------



STATE OF
         ------------------  )
COUNTY OF                    )   ss.
          ----------------   )

    The foregoing instrument was acknowledged before me this      day of
                                                             ----
November, 2000, by                   , the                        of EDJ
                   ------------------      ----------------------
Holding Company, Inc., a Missouri corporation, general partner of EDWARD D. JONES & CO., L.P., a Missouri limited partnership, on behalf of the limited partnership.


                                 -------------------------------
                                 Notary Public

My Commission Expires:

----------------------



                                               ASSIGNMENT OF LEASE AND RENTS

                                  EXHIBIT A
                             Description of Land
                             -------------------



                                [TO BE ADDED]






                                               ASSIGNMENT OF LEASE AND RENTS

                                                                   EXHIBIT C
                                                         TO MASTER AGREEMENT


                  FORM OF SECURITY AGREEMENT AND ASSIGNMENT



                      SECURITY AGREEMENT AND ASSIGNMENT
               (Construction Contract, Architect's Agreement,
              Permits, Licenses and Governmental Approvals, and
                     Plans, Specifications and Drawings)

    FOR VALUE RECEIVED, and to secure the performance by Edward D. Jones & Co., L.P., a Missouri limited partnership (the "Assignor"), of all of its
                                                --------
obligations under (i) that certain Master Lease Agreement, by and among the Assignor and Atlantic Financial Group, Ltd. (registered to do business in Arizona as AFG Equity, Limited Partnership) (herein, together with its successors and assigns, called the "Secured Party"), dated as of the date
                                    -------------
hereof (as the same may be amended, supplemented or otherwise modified from time to time, and together with all substitutions therefor and replacements thereof, the "Lease"), (ii) the Construction Agency Agreement, dated as of
              -----
the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, and together with all substitutions therefor and replacements thereof, the "Construction Agency Agreement"), between the
                           -----------------------------
Assignor and the Secured Party, and (iii) the other Operative Documents (as defined in the Lease), the Assignor does hereby quitclaim, sell, assign, transfer and set over unto the Secured Party, its successors and assigns, all of its rights, title and interests in and to the following (referred to collectively herein as the "Collateral"):
                            ----------

    1.   that certain construction contract described on Schedule 1 attached
                                                         ----------
hereto and made a part hereof (the "Construction Contract");
                                    ---------------------

    2.   that certain architect's agreement described in Schedule 1 attached
                                                         ----------
hereto and made a part hereof (the "Architect's Agreement");
                                    ---------------------

    3. all other Construction Documents, including contracts and agreements relating to the acquisition and installation of the Equipment;

    4. all plans, specifications and drawings of any and every kind heretofore or hereafter prepared for use in connection with the
Construction, and any supplements, amendments or modifications thereto (collectively, the "Plans and Specifications"); and
                    ------------------------

    5. all building and other permits, licenses and governmental approvals that are necessary or useful to the commencement and completion of the Construction, or that otherwise relate in any way to the Construction or the occupancy of the Building, or the acquisition, installation and use of the Equipment, heretofore or hereafter obtained or applied for by or on behalf of the Assignor or the Contractor or the Architect or any of the architects, engineers, vendors, contractors or subcontractors working on any aspect of the Construction, and any deposits made in connection therewith (referred to collectively herein as the "Permits");
                            -------

provided, however, that, except to the extent expressly set forth in the
--------  -------
Consent and Acknowledgment of the General Contractor, the Architect and the Vendor(s), the Secured Party shall have no obligation or liability of any kind under or with respect to the Construction Contract, the Architect's Agreement, and the Construction Documents, the Permits or the Plans and Specifications, either before or after its exercise of any rights hereby granted to it, and the Assignor agrees to save and hold the Secured Party harmless of and from, and to indemnify it against, any and all such obligations and liabilities, contingent or otherwise and provided, further,
                                                         --------  -------
any assignment, pledge or security in the collateral is subject to any required consents of Governmental Authorities or public utilities.

    This assignment shall inure to the benefit of the Secured Party and its successors and assigns, and shall be binding upon the Assignor and its successors and assigns, and shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due the Secured Party from the Assignor under or with respect to the Lease or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred (collectively, the "Liabilities"), have been fully paid, performed and satisfied, and until
     -----------
Construction is complete with respect to the Leased Property or returned to the Secured Party pursuant to the Construction Agency Agreement, at which time this assignment will terminate. The Assignor shall be entitled to the benefit of, and to exercise all rights under, the Collateral, and the Secured Party will not exercise any of its rights hereunder, until there occurs an Event of Default (which term is defined for purposes hereof as it is defined in the Lease) or a Construction Agency Event of Default (which term is defined for purposes hereof as it is defined in the Construction Agency Agreement) or until the Leased Property is returned to the Secured Party pursuant to the Construction Agency Agreement. The Assignor hereby acknowledges that the Secured Party will assign all of its rights hereunder to SunTrust Bank, as agent (the "Agent") for the benefit of the Lenders, to
                                 -----
secure the Loans and agrees that the Agent may exercise all of the rights of the Secured Party hereunder.

    For purposes of completing the Construction following the occurrence of an Event of Default or a Construction Agency Event of Default, the Secured Party may, at its option, further assign its right, title and interest in the Collateral without the consent of the Assignor, the Contractor, the Architect or any other contractor or vendor, but shall promptly thereupon notify the Contractor and the Architect, and upon exercise by such assignee of its rights to complete the Construction pursuant hereto, only such assignee, and not the Secured Party, shall become liable to pay or perform the Secured Party's obligations under the Construction Contract, the Architect's Agreement and the other Construction Documents.

    This assignment is a present, perfected and absolute assignment, provided that the Secured Party shall not have the right to undertake completion of the Construction or directly to enforce the provisions of the Construction Contract or the Architect's Agreement until an Event of Default shall occur under the Lease or a Construction Agency Event of Default shall occur under the Lease or a Construction Agency Event of Default shall occur under the Construction Agency Agreement or until the Leased Property is returned to the Secured Party pursuant to the

Construction Agency Agreement. Following the occurrence of any such Event of Default or Construction Agency Event of Default, the Secured Party may, without affecting any other right or remedy available to it, exercise its rights under this assignment as provided herein in any manner permitted by law. If any notice to the Assignor is required by law, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to the date of intended action. If the Assignor returns the Leased Property to the Secured Party pursuant to the Construction Agency Agreement, the Secured Party may (subject to any necessary third party consents) exercise all of the Assignor's rights, and assert all of the Assignor's claims, under and with respect to the Construction Contract, the Architect's Agreement, the other Construction Documents and the other Collateral.

    This assignment may be effectively waived, modified, amended or terminated only by a written instrument executed by the Secured Party. Any waiver by the Secured Party shall be effective only with respect to the specific instance described therein. Delay or course of conduct shall not constitute a waiver of any right or remedy of the Secured Party.

    THIS ASSIGNMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

    All terms capitalized herein and not specifically defined herein which are capitalized and defined in the Lease shall have the same respective meanings for purposes hereof as for purposes of the Lease.

    IN WITNESS WHEREOF, the undersigned have executed and delivered this assignment as of November 30, 2000, pursuant to proper authority duly granted.


                                  EDWARD D. JONES & CO., L.P., a
                                  Missouri limited partnership

                                  By:  EDJ Holding Company, Inc., a
                                       Missouri corporation, its sole
                                       general partner


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------




                                     4
                                                          SECURITY AGREEMENT

                                 ACCEPTANCE
                                 ----------

    Atlantic Financial Group, Ltd., (registered to do business in Arizona as AFG Equity, Limited Partnership)being the Secured Party as described in the foregoing Security Agreement and Assignment, hereby acknowledges receipt of the foregoing instrument as of this 30th day of November, 2000, and hereby assigns all of its rights under such agreement to SunTrust Bank, as Agent.


                                 ATLANTIC FINANCIAL GROUP, LTD., a
                                 Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership)

                                 By:   Atlantic Financial Managers, Inc., a
                                       Texas corporation, its General Partner



                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------




                                     5
                                                          SECURITY AGREEMENT

                                 SCHEDULE 1


    1. that certain agreement entitled "General Conditions of the Contract for Construction", dated June 14, 2000, between Edward D. Jones & Co., L.P. and Ryan Companies U.S., Inc. (the "Contractor"), having an address at 3131
                                    ----------
East Camelback Road, Suite 220, Phoenix, AZ 85016 (as it may hereafter be supplemented, modified or amended, the "Construction Contract").
                                        ----------------------

    2. that certain agreement entitled "Standard Form of Agreement Between Owner and Architect with Standard Form of Architect's Services", dated April 1, 2000, between Edward D. Jones & Co., L.P. and Arcturis, Inc. (the "Architect") having an address at 1910 Pine Street, St. Louis, MO 63103 pertaining to the Construction (as such agreement may hereafter be supplemented, modified or amended, the "Architect's Agreement").
                                        ---------------------

                CONSENT AND ACKNOWLEDGMENT BY THE CONTRACTOR
                --------------------------------------------

         The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Security Agreement and Assignment.

         1. The undersigned certifies that the Construction Contract is in full force and effect and constitutes the entire agreement between the Assignor and the undersigned, and that there have been no modifications, supplements, amendments or except for change orders (copies of which are attached hereto) which do not increase the contract price under the construction contract and do not diminish the fair market value, useful life or utility of the Leased Property addenda thereto from the form thereof
dated                   , a true, correct and complete copy of which is
      ------------------
attached hereto, and that the Assignor is not in default under the Construction Contract.

         2. The undersigned agrees to look solely to the Assignor for the performance of all of the obligations of the Assignor under the Construction Contract, and not to look to Secured Party for such performance, except only as provided below. However, if the Secured Party exercises, with respect to the Construction Contract, the rights and privileges conferred upon it by the Security Agreement and Assignment and asserts (by written election as specified in the immediately succeeding two sentences) the present right to have the benefits of the Construction Contract and to enforce the same against the undersigned in the place and stead of the Assignor, the undersigned agrees to perform for, and for the benefit of, the Secured Party all of the undersigned's obligations under and pursuant to the Construction Contract if the balance due under the Construction Contract (being the portion of the total price which is then or thereafter due and payable as provided therein, less the total of all portions thereof theretofore paid to or for the benefit of the Contractor) has been paid or is then paid (or for portions thereof not then due under the Construction Contract, such amounts are paid as and when due under the Construction Contract). Prior to the Secured Party's express written election (if any) to succeed to the Assignor's rights and to assume the Assignor's obligations (to the extent provided in the immediately succeeding sentence) under the Construction Contract, the Contractor agrees that the Secured Party shall have no personal obligations or liabilities of any kind under the Construction Contract, the Security Agreement and Assignment, or otherwise. In the event that the Secured Party shall so expressly elect in writing to succeed to the Assignor's rights and to assume the Assignor's obligations under the Construction Contract, the sole obligations that the Secured Party shall assume and be liable for are (i) obligations to pay the Contractor the amounts due under the Construction Contract as provided in the second sentence of this paragraph (whether due before or after such election), and
(ii) other obligations of the Assignor under the Construction Contract first accruing after such election by the Secured Party, and the Secured Party shall not be liable or obligated for any other obligations.

         3. The Contractor hereby agrees to send to the Secured Party copies of all notices of any pending or threatened default, nonperformance or termination to the Assignor under the Construction Contract by courier or certified mail, return receipt requested, to the following address (or at such other address as the Secured Party shall, from time to time, notify the undersigned in writing):

         SunTrust Bank
         303 Peachtree Street, 3rd Floor
         Mail Code 1928
         Atlanta, Georgia  30308
         Attention:  Linda L. Dash

Such notices of any pending or threatened default, nonperformance or termination shall be sent at the same time as any such notices are sent to the Assignor.

         4. The Contractor agrees that it shall not voluntarily terminate the Construction Contract except in accordance with the following provisions of this paragraph. The Contractor agrees that if the Contractor is entitled to terminate the Construction Contract by reason of defaults of the Assignor, the Contractor shall not terminate the Construction Contract until it has provided the Secured Party with a written notice of its election to so terminate the Construction Contract by virtue of any such default thereunder by the Assignor and the Secured Party has not assumed the Assignor's obligations under the Construction Contract and cured the defaults as (but only to the extent) required in Section 2 of this Consent
                                                 ---------
and Acknowledgment within thirty days after Secured Party's receipt of said written notice.

         5. Notices to the Contractor hereunder shall be sent by courier or certified mail, return receipt requested, to the following:

         Ryan Companies U.S., Inc.
         3131 East Camelback Road, Suite 220
         Phoenix, Arizona 85016
         Attention: Steve Kingery

         6. In the event the Construction Contract is terminated, the Secured Party shall be entitled to use, as required for the Construction (as defined in the Lease), without any additional cost or fee, any and all Permits and all Plans and Specifications and final plans, drawings and specifications ("Plans Permits") developed in connection therewith for the Construction, but in no event will such Plans and Permits be used for any project other than the current project.

    The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Secured Party will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Secured Party and its successors and assigns.

    The Contractor hereby acknowledges that the Secured Party will assign all of its rights hereunder to SunTrust Bank, as Agent for the benefit of the Lenders, and agrees that the Agent may exercise all rights of the Secured Party hereunder.

    All capitalized terms used herein and not otherwise specifically defined shall have the meanings provided therefor in the Security Agreement and Assignment.

    IN WITNESS WHEREOF, the undersigned has executed and delivered this
Consent and Acknowledgment as of November    , 2000 pursuant to proper
                                          ---
authority duly granted.

                                       RYAN COMPANIES U.S., INC.


                                       By:
                                           ---------------------------------
                                       Name:
                                             -------------------------------
                                       Title:
                                              ------------------------------

                    Attach copy of Construction Contract

                   CONSENT AND ACKNOWLEDGMENT OF ARCHITECT
                   ---------------------------------------

    The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Security Agreement and Assignment.

         1. The undersigned certifies that the Architect's Agreement is in full force and effect and constitutes the entire agreement between the Assignor and the Architect, that there have been no modifications, supplements, amendments or addenda to the Architect's Agreement from the
form thereof dated                   , a true, correct and complete copy of
                   ------------------
which is attached hereto, and that the Assignor is not in default under the Architect's Agreement.

         2. The undersigned agrees to look solely to the Assignor for the performance of all of the obligations of the Assignor under the Architect's Agreement, and not to look to Secured Party for such performance. However, if the Secured Party exercises, with respect to the Architect's Agreement, the rights and privileges conferred upon it by the Security Agreement and Assignment and asserts (by written election as specified in the immediately succeeding two sentences) the present right to have the benefits of the Architect's Agreement and to enforce the same against the undersigned in the place and stead of the Assignor, the undersigned agrees to perform for, and for the benefit of, the Secured Party all of the undersigned's obligations under and pursuant to the Architect's Agreement if the balance due under the Architect's Agreement (being the portion of the total price which is then or thereafter due and payable as provided therein, less the total of all portions thereof theretofore paid to or for the benefit of the Architect) has been paid or is then paid (or for portions thereof not then due under the Architect's Agreement, such amounts are paid as and when due under the Architect's Agreement). Prior to the Secured Party's express written election (if any) to succeed to the Assignor's rights and to assume the Assignor's obligations (to the extent provided in the immediately succeeding sentence) under the Architect's Agreement, the Architect agrees that the Secured Party shall have no personal obligations or liabilities of any kind under the Architect's Agreement, the Security Agreement and Assignment or otherwise. In the event that the Secured Party shall so expressly elect in writing to succeed to the Assignor's rights and to assume the Assignor's obligations under the Architect Agreement, the sole obligations which the Secured Party shall assume and be liable for are (i) obligations to pay the Architect the amounts due under the Architect's Agreement as provided in the second sentence of this paragraph (whether due before or after such election), and (ii) other obligations of the Assignor under the Architect's Agreement first accruing after such election by the Secured Party, and the Secured Party shall not be liable or obligated for any other obligations.

         3. The Architect hereby agrees to send to the Secured Party copies of all notices to the Assignor under the Architect's Agreement by courier or certified mail, return receipt requested, to the following address (or at such other address as the Secured Party shall, from time to time, notify the undersigned in writing):

                                   D-1-1

         SunTrust Bank
         303 Peachtree Street, 3rd Floor
         Mail Code 1928
         Atlanta, Georgia  30308
         Attention:  Linda L. Dash

Such notices shall be sent at the same time as any notices to the Assignor.

         4. The Architect agrees that it shall not voluntarily terminate the Architect's Agreement except in accordance with the following provisions of this paragraph. The Architect agrees that if the Architect is entitled to terminate the Architect's Agreement by reason of defaults of the Assignor, the Architect shall not terminate the Architect's Agreement until it has provided the Secured Party with a written notice of its election to so terminate the Architect's Agreement by virtue of any such default thereunder by the Assignor and the Secured Party has not assumed the Assignor's obligations under the Architect's Agreement and cured the defaults as (but only to the extent) required in Section 2 of this Consent and Acknowledgment
                                ---------
within thirty days after Secured Party's receipt of said written notice.

         5. The Architect agrees to deliver to the Secured Party, upon completion of the Construction (as defined in the Lease), a certificate of the Architect, in form and substance reasonably satisfactory to the Secured Party, and stating, if such be the case, that (i) the Building has been completed substantially in accordance with the Plans and Specifications therefor, and the Leased Property is ready for occupancy, (ii) such Plans and Specifications comply in all material respects with all Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, the Leased Property, as so completed, complies in all material respects with all Applicable Laws in effect at such time (capitalized terms in this sentence having the meanings set forth in the Lease). If the Architect cannot deliver such certificate because the facts do not support the foregoing requested certification, the Architect agrees that it will deliver a modified certificate or other written notice to the Secured Party specifying the reason(s) the certificate cannot be given as requested.

         6. Notices to the Architect hereunder shall be sent by courier or certified mail, return receipt requested, to the following:

         ----------------------------------------------
         ----------------------------------------------
         ----------------------------------------------
         Attention:
                    -----------------------------------

         7. In the event the Architect's Agreement is terminated, the Secured Party shall be entitled to use, as required for the Construction (as defined in the Lease), without any additional cost or fee, any and all Permits and all Plans and Specifications and final plans, drawings and specifications developed in connection therewith for the Construction.

    The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned

                                   D-1-2
understands and intends that Secured Party will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Secured Party and its successors and assigns. The Architect hereby acknowledges that the Secured Party will assign all of its rights hereunder to SunTrust Bank, as Agent for the benefit of the Lenders, and agrees that the Agent may exercise all rights of the Secured Party hereunder.

    All capitalized terms used herein and not otherwise specifically defined shall have the meanings provided therefor in the Security Agreement and Assignment.

    IN WITNESS WHEREOF, the undersigned has executed and delivered this
Consent and Acknowledgment as of November    , 2000 pursuant to proper
                                          ---
authority duly granted.

                                        [NAME OF ARCHITECT]


                                        By:
                                            --------------------------------
                                             Name:
                                                   -------------------------
                                             Title:
                                                    ------------------------


                                   D-1-3

                    Attach copy of Architect's Agreement






                                   D-1-4

                                                                 EXHIBIT D-2
                                                         TO MASTER AGREEMENT


                            FORM OF DEED OF TRUST



This instrument prepared by and
when recorded return to:

McGuireWoods LLP
One James Center
Richmond, Virginia 23219
Attention:  Edmund S. Pittman, Esq.



============================================================================

                    DEED OF TRUST AND SECURITY AGREEMENT
                     (INCLUDES FIXTURE FILING UNDER THE
                          UNIFORM COMMERCIAL CODE)

                       dated as of November    , 2000
                                            ---
                                    from

                       ATLANTIC FINANCIAL GROUP, LTD.,
                                 as Grantor

                                     to

                                                  , Trustee
                  --------------------------------
                               for the use and
                                 benefit of

                               SUNTRUST BANK,
                                  as Agent

                               Tempe, Arizona

============================================================================

   THIS INSTRUMENT IS INTENDED ALSO TO BE A FIXTURE FILING TO BE FILED IN
            THE REAL ESTATE RECORDS OF MARICOPA COUNTY, ARIZONA.

                              TABLE OF CONTENTS

                                                                             Page
                                                                             ----
1.  Definitions................................................................4
2.  Payment of Obligations.....................................................4
3.  Other Covenants............................................................4
4.  Default: Remedies..........................................................4
5.  Remedies Not Exclusive.....................................................5
6.  Perforance by the Trustee or the Agent of the Grantor's Obligations........6
7.  Duty of the Trustee........................................................6
8.  Powers Coupled with an Interest............................................6
9.  Execution of Financing Statements..........................................7
10. Security Agreement Under Uniform Commercial Code...........................7
11. Notices....................................................................8
12. Severability...............................................................8
13. Amendments in Writing; No Wavier; Cumulative Remedies......................8
14. Section Headings...........................................................8
15. Successors and Assigns.....................................................9
16. Grantor's Waiver of Rights.................................................9
17. GOVERNING LAW..............................................................9
18. Partial Release; Full Release..............................................9
19. Miscellaneous..............................................................9
20. Future Advances; Revolving Credit.........................................11



EXHIBITS:
---------

EXHIBIT A - Description of Land
EXHIBIT B - Schedule of Equipment

                              DEED OF TRUST AND
                             SECURITY AGREEMENT
                             ------------------

         DEED OF TRUST AND SECURITY AGREEMENT, dated as of November 30, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, this "Deed of Trust"), made by ATLANTIC FINANCIAL GROUP, LTD.
            -------------
(registered to do business in Arizona as AFG Equity, Limited Partnership), (the "Grantor"), a Texas limited partnership, with an address of 2305 Cedar Springs Road, Suite 415, Dallas, Texas 75201 to oLD REPUBLIC TITLE INSURANCE AGENCY, INC., an Arizona corporation ("Trustee"), with an address of 3200
                                       -------
North Central Avenue, Suite 100, Phoenix, Arizona 85012, for the benefit of SUNTRUST BANK, with an address at 303 Peachtree Street, 3rd Floor, Atlanta, Georgia, 30308, in its capacity as Agent for the benefit of the hereinafter described Lenders (in such capacity, the "Agent"), under the Loan Agreement,
                                          -----
dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), between the Grantor, the Agent and
                        ---- ---------
the Lenders party thereto (the "Lenders").
                                -------

                            Preliminary Statement
                            ---------------------

         Pursuant to the Loan Agreement, the Lenders have agreed to make Loans to the Grantor in an aggregate amount not to exceed $31,000,000 upon the terms and subject to the conditions set forth therein, to be evidenced by the notes ("Notes") issued by the Grantor under the Loan Agreement. The
               -----
Notes bear interest as set forth in the Notes. The rate of interest on the Notes varies from time to time pursuant to a formula as set forth in the Notes, the Loan Agreement and the other Operative Documents. The Grantor is the legal and beneficial owner of the Trust Property (as defined below), other than the Land (as defined below), in which the Grantor holds a leasehold interest pursuant to the Ground Lease.

         It is a condition, among others, to the obligation of the Lenders to make the Loans to the Grantor under the Loan Agreement that the Grantor shall have executed and delivered this Deed of Trust to the Trustee for the benefit of the Agent on behalf of the Lenders.

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loans under the Loan Agreement, the Grantor hereby agrees with the Trustee and the Agent, for the benefit of the Lenders, as follows:

         TO SECURE PAYMENT OF ALL THE AMOUNTS ADVANCED UNDER THE LOAN AGREEMENT AND THE NOTES AND THE OTHER OPERATIVE DOCUMENTS AND PAYMENT AND PERFORMANCE OF ALL OF THE OTHER OBLIGATIONS UNDER THE OPERATIVE DOCUMENTS, THE GRANTOR HEREBY CONVEYS TO THE TRUSTEE AND HEREBY BARGAINS, SELLS, CONVEYS, CONFIRMS, GRANTS, ASSIGNS, TRANSFERS, WARRANTS AND SETS OVER TO THE TRUSTEE, WITH POWER OF SALE, IN TRUST FOR THE USE AND BENEFIT OF THE AGENT, FOR THE BENEFIT OF THE LENDERS, AND GRANTS THE AGENT, FOR THE BENEFIT OF THE LENDERS, A SECURITY INTEREST IN:


                                   D-2-1

         (A) the Grantor's leasehold interest in parcel(s) of real property described on Exhibit A (the "Land"), created pursuant to the Ground Lease,
             ---------       ----
and all of the Grantor's other rights and interests under the Ground Lease; all buildings, structures, Fixtures (as defined herein), Equipment (as defined herein), and other improvements of every kind existing at any time and from time to time on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all modifications, alterations, renovations, restorations, repairs, replacements and rebuilding, improvements and other additions to or changes in any of the foregoing at any time ("Improvements"); all
                                              ------------
agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments, reversions, remainders water rights, and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land or the Improvements and all permits, licenses and rights, whether or not of record, appurtenant to the Land or the Improvements (the "Appurtenant Rights"; the Land, Improvements,
                               ------------------
Appurtenant Rights, Fixtures and Equipment relating thereto being collectively referred to as the "Property");
                                 --------

         (B) all the estate, right, title, claim or demand whatsoever of the Grantor, in possession or expectancy, in and to the Property or any part thereof;

         (C) all right, title and interest of the Grantor in and to all of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Grantor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property (all of the foregoing in this paragraph being referred to as the "Fixtures");
 --------

         (D)   all right, title and interest of the Grantor in and to all of the following "Equipment": all fixtures, personal property, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Grantor or the Lessee and now or subsequently affixed or attached to, or contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all personal property and equipment described on Exhibit B
                                                                ---------
attached hereto and made a part hereof, all signs, screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, furnaces, boilers, compressors, elevators, refrigerating, and incinerating equipment, escalators, refrigerators, display cases, shelving, racking, movable and demountable partitions, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), snow removal and lawn maintenance equipment, motorized vehicles, telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes,

                                   D-2-2
pumps, tanks, connectives, conduits, ducts, partitions, appliances, equipment, apparatus, fittings and fixtures of every kind and description but excluding the Lessee's inventory (all of the foregoing in this paragraph being referred to as the "Equipment");
                          ---------

         (E) all right, title and interest of the Grantor in and to all substitutes and replacements of, and all additions and improvements to, the Improvements and the Fixtures and Equipment, subsequently acquired by the Grantor or constructed, assembled or placed by the Grantor on the Land, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further conveyance, mortgage, assignment or other act by the Grantor;

         (F) all right, title and interest of the Grantor in, to and under all trade names, trade marks, logos, copyrights, good will and books and records relating to or used in connection with the Property or any part thereof or the operation thereof and all general intangibles related to the operation of the Improvements now existing or hereafter arising;

         (G) all right, title and interest of the Grantor in and to all unearned premiums under insurance policies now or subsequently obtained by the Lessee or Grantor relating to the Property or any part thereof and the Grantor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or the use thereof or any easement or other right therein;

         (H) all right, title and interest of the Grantor in and to (i) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Property or any part thereof, (ii) all Plans and Specifications relating to the Property, (iii) the Construction Contract,
(iv) the Architect's Agreement, (v) all contracts and agreements relating to the acquisition and installation of the Equipment and (vi) the Construction Agency Agreement;

         (I) the Guaranty, the Master Lease Agreement, dated as of the date hereof, between the Grantor, as Lessor, and the Lessee described below (as restated, amended, supplemented or otherwise modified from time to time, the "Lease"), all Rent and all other rents, payments, purchase prices or
 -----
proceeds, receipts, revenues, income avails, Awards, Loss Proceeds, issues and profits payable under the Lease or any of the Operative Documents (including, without limitation, the Recourse Deficiency Amount) or pursuant to any other lease, sublease, license or other use or occupancy agreement or arrangement with respect to the Property;

         (J) all right, title and interest of the Grantor under completion bonds, performance bonds payment bonds and other similar bonds and surety agreements and arrangements related to the Property or any party thereof; and

         (K)   all proceeds, both cash and noncash, of the foregoing;


                                   D-2-3

         (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Grantor and described in the foregoing clauses (A) through (K) are collectively referred to as the "Trust
                                                                       -----
Property").
--------

         TO HAVE AND TO HOLD the Trust Property and the rights and privileges hereby granted unto the Trustee, its successors and assigns for the uses and purposes set forth, until all amounts owed by and all other obligations of the Grantor to the Lenders or the Agent, on behalf of the Lenders, under the Notes, the Loan Agreement and the other Operative Documents (collectively, the "Obligations") are indefeasibly paid and
                              -----------
performed in full.

         1.   Definitions. Capitalized terms not otherwise defined in this
              -----------
Deed of Trust shall have the respective meanings assigned thereto in the Appendix A to the Master Agreement (as amended, supplemented or otherwise
----------
modified from time to time the "Master Agreement"), dated as of the date
                                ------ ---------
hereof among Regis Corporation, as Lessee, Construction Agent and Guarantor (the "Lessee"), the Lessor, the Assignee, as Agent, and the Lenders parties
      ------
thereto (the "Lenders"), and the rules of interpretation set forth in
              -------
Appendix A shall apply to this Deed of Trust. Copies of the Master
----------
Agreement, the Lease and the other Operative Documents (as defined in the Master Agreement) are on file at the office of the Agent.

         2.   Payment of Obligations. The Grantor shall pay the Obligations
              ----------------------
in accordance with the terms of the Loan Agreement, the Notes and the other Operative Documents and perform each term to be performed by it under the Loan Agreement, the Notes and the other Operative Documents.

         3.   Other Covenants. At any time and from time to time, upon the
              ---------------
written request of the Agent or the Trustee, and at the sole expense of the Grantor (but only to the extent the Grantor has been reimbursed by the Lessee), the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent or the Trustee reasonably may request for the purposes of obtaining or preserving the full benefits of this Deed of Trust and of the rights and powers granted by this Deed of Trust.

         4.   Default: Remedies.
              -----------------

         (A) If a Loan Event of Default has occurred and is continuing and the Loans have been accelerated pursuant to Section 5 of the Loan Agreement:
                                            ---------

         (B) The Agent or its agents may enter and take possession of the Trust Property by actual physical possession or by written notice served personally upon or sent by registered or certified mail, postage prepaid, to the Grantor, and the Grantor shall surrender possession upon request, and the Agent may take possession without further authorization required and may let the Trust Property and sue for and otherwise collect and receive the rents, issues and profits thereof, make repairs and apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured.

         (C) The Agent shall, as a matter of contract right, at the option of the Agent, be entitled to the appointment of a receiver for the Trust Property, and the Grantor hereby

                                   D-2-4
    consents to such appointment without the posting of a bond or undertaking without regard to the value of the Trust Property and waives notice of any application therefor.

         (D) The Trustee may foreclose this Deed of Trust as a mortgage pursuant to the applicable laws of the State of Arizona, or the Trustee, at the direction of the Agent, and without demand on the Grantor, may sell the Trust Property at public auction, as a whole or in such parcels, for cash or credit and, in addition to the requirements imposed by state law, upon any terms as the Trustee deems appropriate. Before such sale at public auction is made, there shall first be such notice of default and such notice or advertisement of the time, place and terms of sale as required by Applicable Law. Such sale may be postponed for any reason, from time to time, to the extent permitted by Applicable Law. In the event the sale is postponed, the Trustee shall advertise or give notice of any subsequent sale in the same manner as the original advertisement or notice of the sale provided above or otherwise as may be permitted by Applicable Law. The Trustee shall execute and deliver to the purchaser its Trustee's deed conveying that portion of the Trust Property so sold, but without any covenant or warranty, express or implied. The recitals in the Trustee's deed of any matters or facts shall be conclusive proof of the truthfulness thereof. The Agent or any Lender may become the purchaser of the Trust Property so sold, and no purchaser shall be required to see to the proper application of the purchase money. Unless otherwise required by Applicable Law, the Trustee shall apply the proceeds of sale as directed by the Agent. The Grantor agrees to surrender possession of the Trust Property so sold to the purchaser at the sale immediately after such sale.

         (a) The Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws (whether equitable or statutory) now or hereafter in force and all rights of marshaling in the event of any sale of the Trust Property or any interest therein.

         (b) In the event of a trustee's or other foreclosure sale hereunder and if at the time of such sale the Grantor or any other party (other than a tenant under the Lease to the extent the Agent shall have expressly subordinated the lien of this Deed of Trust or a tenant with whom the Agent has entered into a written covenant of nondisturbance to the extent provided in such covenant) occupies the portion of the Trust Property so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of such purchaser, at a reasonable rental per day based upon the value of the portion of the Trust Property so occupied (but not less than any rental theretofore paid by such tenant, computed on a daily basis). An action of forcible detainer shall lie if any such tenant holds over after a demand in writing for possession of such portion of the Trust Property.

         2.   Remedies Not Exclusive. The Trustee shall be entitled to
              ----------------------
enforce payment of the indebtedness and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, deed to secure debt, mortgage, security


                                   D-2-5
agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, shall prejudice or in any manner affect the Trustee's right to realize upon or enforce any other security now or hereafter held by the Trustee, it being agreed that the Trustee shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Trustee in such order and manner as the Trustee or the Agent may determine in its or their absolute discretion. No remedy herein conferred upon or reserved to the Trustee or the Agent is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Trustee or the Agent or to which they may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Trustee, in the exercise of the remedies provided in this Deed of Trust (including, without limitation, in connection with the assignment of Rent to the Agent, or the appointment of a receiver and the entry of such receiver on to all or any part of the Trust Property), be deemed a "mortgagee in possession," and the Trustee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         3.   Performance by the Trustee or the Agent of the Grantor's
              --------------------------------------------------------
Obligations. If the Grantor fails to perform or comply with any of its
-----------
agreements contained herein, the Trustee or the Agent, at its or their option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Trustee and the Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at a rate per annum equal to the Overdue Rate, from the date of payment by the Trustee or the Agent, as applicable, to the date reimbursed by the Grantor, shall be payable by the Grantor to the Trustee or the Agent on demand (but only to the extent the Grantor has been reimbursed by the Lessee).

         4.   Duty of the Trustee. The Trustee's sole duty with respect to
              -------------------
the custody, safekeeping and physical preservation of any Trust Property in its possession, under Section 9-207 of the Uniform Commercial Code as in effect in the state in which the Trust Property is located (the "UCC") or otherwise, shall be to deal with it in the same manner as the Trustee, acting with reasonable care, deals with the preservation and custody of similar property for its own account. Neither the Trustee, the Agent nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Trust Property or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Trust Property upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Trust Property or any part thereof.

         5.   Powers Coupled with an Interest. All powers, authorizations
              -------------------------------
and agencies contained in this Deed of Trust are coupled with an interest and are irrevocable until this Deed of Trust is terminated and the lien created hereby is released.

         6.   Execution of Financing Statements. Pursuant to Section 9-402
              ---------------------------------
of the UCC, the Grantor authorizes the Trustee or the Agent to file financing statements with respect to the Trust Property without the signature of the Grantor in such form and in such filing offices as


                                   D-2-6
the Trustee or the Agent reasonably determines appropriate to perfect the security interests of the Trustee and the Agent under this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing in any jurisdiction.

         7.   Security Agreement under Uniform Commercial Code.
              ------------------------------------------------

         (a) It is the intention of the parties hereto that this Deed of Trust shall constitute a security agreement within the meaning of the UCC, and the Grantor hereby grants the Agent, for the benefit of the Lenders, a security interest in the Fixtures, Equipment, Lease (including, without limitation, the Rents therefrom) and all other Trust Property which is personal property, including, without limitation, all proceeds, both cash and noncash, of any of the foregoing (collectively, the "Personal Property").
                                                         -----------------

         (b) If a Loan Event of Default shall occur and is continuing and the Loans have been accelerated pursuant to Section 5 of the Loan Agreement,
                                            ---------
then in addition to having any other right or remedy available at law or in equity, the Trustee, at the direction of the Agent, shall have the option of either (i) proceeding under the UCC and exercising such rights and remedies as may be provided to a secured party by the UCC with respect to all or any portion of the Trust Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Trust Property in accordance with the Trustee's rights, powers and remedies with respect to the real property (in which event the default provisions of the UCC shall not apply). If the Trustee, at the direction of the Agent, shall elect to proceed under the UCC, then five (5) days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Trustee or the Agent shall include, but not be limited to, attorneys' fees and legal expenses. At the Trustee's request, the Grantor shall assemble the personal property and make it available to the Trustee and the Agent at a place designated by the Trustee or the Agent which is reasonably convenient to both parties. The Grantor stipulates and agrees that a sale of the Personal Property in conjunction with the Trust Property is a commercially reasonable manner of disposing of the Personal Property. The Agent also may (x) require the Grantor to, and the Grantor hereby agrees that the Grantor will at the Grantor's expense and upon request of the Agent forthwith, assemble all or part of the Personal Property as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to the parties, and (y) sell the Personal Property or any part thereof in one or more parcels at public or private sale for cash or credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent shall not be obligated to make any sale of the Personal Property regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (c) The Grantor, the Trustee and the Agent agree, to the extent permitted by law, that this Deed of Trust upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the UCC.

                                   D-2-7

         (d) The Grantor, upon request by the Trustee or the Agent from time to time, shall execute, acknowledge and deliver to the Trustee or the Agent one or more separate security agreements, in form satisfactory to the Trustee and the Agent, covering all or any part of the Trust Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Trustee or the Agent may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Deed of Trust and such security instrument. The Grantor further agrees to pay to the Trustee and the Agent on demand all costs and expenses incurred by the Trustee or the Agent in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Trustee or the Agent shall reasonably require; provided, however, that the Grantor shall not be liable
                    --------  -------
for payment of any amount under this Section to the extent Lessee is responsible for payment of such amount under the Lease or the Master Agreement. If the Grantor shall fail to furnish any financing or continuation statement within ten (10) days after request by the Trustee or the Agent, then pursuant to the provisions of the UCC, the Grantor hereby authorizes the Trustee and the Agent, without the signature of the Grantor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Trustee to proceed against any personal property encumbered by this Deed of Trust as real property, as set forth above.

         8.   Notices. All notices, requests and demands to or upon the
              -------
Trustee, the Agent or the Grantor shall be given in accordance with Section
                                                                    -------
8.2 of the Master Agreement.
---

         9.   Severability. Any provision of this Deed of Trust which is
              ------------
prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         10.   Amendments in Writing; No Waiver; Cumulative Remedies.
               -----------------------------------------------------

         (a) None of the terms or provisions of this Deed of Trust may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor, the Trustee and the Agent in accordance with the terms of the Loan Agreement.

         (b) No failure to exercise, nor any delay in exercising, on the part of the Trustee or the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Trustee or the Agent would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                                   D-2-8

         11.   Section Headings. The section headings used in this Deed of
               ----------------
Trust are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         12.   Successors and Assigns. This Deed of Trust shall run with the
               ----------------------
land and be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Trustee, the Agent, on behalf of the Lenders, and their respective successors and assigns.

         13.   Grantor's Waiver of Rights. Except as otherwise set forth
               --------------------------
herein, to the fullest extent permitted by law, the Grantor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Trust Property, (ii) any extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Trust Property from attachment, levy or sale under execution or exemption from civil process. Except as otherwise set forth herein, to the full extent the Grantor may do so, the Grantor agrees that the Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension, reinstatement or redemption, or requiring foreclosure of this Deed of Trust before exercising any other remedy granted hereunder, and the Grantor, for the Grantor and its successors and assigns, and for any and all Persons ever claiming any interest in the Trust Property, to the extent permitted by law, hereby waives and releases all rights of reinstatement, redemption, valuation, appraisement stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created.

         14.   GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA. NOTWITHSTANDING THE FOREGOING, THE MASTER AGREEMENT, LOAN AGREEMENT, AND NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         15.   Partial Release; Full Release. The Agent, may release, for
               -----------------------------
such consideration or none, as it may require, any portion of the Trust Property without, as to the remainder of the Trust Property, in any way impairing or affecting the lien, security interest and priority herein provided for the Trustee compared to any other lien holder or secured party.

         16.   Miscellaneous.
               -------------

         (a) If (a) the Trust Property shall consist of one or more parcels, whether or not contiguous and whether or not located in the same city or county, or (b) in addition to this instrument, the Trustee and the Agent shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the obligations secured hereby upon other property in the state in which the Trust Property is located (whether or not such property is owned by the Grantor or by others) or (c) both the circumstances described


                                   D-2-9
in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Trustee and the Agent may, in their discretion, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Trust Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. The Grantor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Agent to extend the Obligations, and the Grantor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may
                                           ----- --- ----------
now or hereafter have. The Grantor further agrees that if the Trustee or the Agent shall be prosecuting one or more foreclosure or other proceedings against a portion of the Trust Property or against any collateral other than the Trust Property, which collateral directly or indirectly secures the Obligations, or if the Trustee or the Agent shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the state in which the Trust Property is located, the Trustee and the Agent may commence or continue foreclosure proceedings and exercise its other remedies granted in this instrument against all or any part of the Trust Property, and the Grantor waives any objections to the commencement or continuation of a foreclosure of this instrument or exercise of any other remedies hereunder based on such other proceedings or judgments and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this instrument or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this instrument nor the exercise of any other rights hereunder nor the recovery of any judgment by the Trustee and the Agent in any such proceedings shall prejudice, limit or preclude the Trustee's and the Agent's rights to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the state in which the Trust Property is located) which directly or indirectly secures the obligations secured hereby. The Grantor hereby waives (i) any objections to the commencement or continuation of an action to foreclose this Deed of Trust or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Deed of Trust. The Grantor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this instrument based on any action or judgment connected to this instrument. It is expressly understood and agreed that to the fullest extent permitted by law, the Trustee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the obligations secured hereby (directly or indirectly) in the most economical and least time-consuming manner. In case of a foreclosure sale, the Trust Property may be sold, at the Trustee's election, in one parcel or in more than one parcel and the Trustee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Trust Property to be held.

                                   D-2-10

         (b) Except as expressly provided in the Operative Documents, the Agent and the Trustee, with the express written consent of the Grantor, may at any time or from time to time renew or extend this Deed of Trust, or alter or modify the same in any way. The Agent may waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Trust Property or any other security, and grant such extensions and indulgences in relation to the Obligations secured hereby as the Agent may determine without the consent of any other Person (including, without limitation, the Grantor) and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien hereof on any part of the Trust Property.

         (c) The Trustee shall be under no duty to take any action hereunder except as expressly required, to perform any act which would involve it in expense or liability, or to institute or defend any suit in respect hereof, unless properly indemnified to its satisfaction. All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustee from and after the occurrence of a Loan Event of Default in and about the administration and execution of the trust created hereby, and the performance of its duties and powers hereunder shall be secured by this Deed of Trust prior to the indebtedness represented by the Notes and shall bear interest at the Overdue Rate set forth in the Operative Documents. The Agent, with or without cause, is hereby authorized and empowered to substitute and appoint, at any time and from time to time, by an instrument recorded wherever this Deed of Trust is recorded, a trustee in the place of any Trustee hereunder.

         (d)   Reserved.

         (e) The Grantor agrees to indemnify, defend and hold the Trustee harmless from and against any and all liability, loss, damage and expense, including reasonable attorneys' fees, which it may incur by reason of this Deed of Trust or by reason of any action taken by the Trustee hereunder, and from and against any and all claims and demands whatsoever which may be asserted against the Trustee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or conditions contained herein, unless caused by the gross negligence or willful misconduct of the Trustee. Should the Trustee incur any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the Overdue Rate set forth in the Operative Documents, shall be secured by this Deed of Trust and shall be payable by the Grantor to the Trustee within ten (10) days after demand therefor.

         (f) Nothing contained in this Deed of Trust shall operate or be construed to obligate the Trustee, the Agent or any Lender to perform any of the terms, covenants or conditions contained in any lease of the Trust Property or otherwise to impose any obligation upon the Trustee, the Agent or any Lender with respect to any such lease. This Deed of Trust shall not operate to place upon the Trustee, the Agent or any Lender any responsibility for the operation, control, care, management or repair of the Trust Property prior to the Trustee, the Agent or any Lender taking possession thereof, and the execution of this Deed of Trust by the Grantor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Trust Property prior to the Trustee, the Agent or any such Lender taking possession thereof is and shall be that of the Grantor.

                                   D-2-11

         17.   Future Advances; Revolving Credit. This Deed of Trust is
               ---------------------------------
given to secure not only existing indebtedness, but also future advances made pursuant to or as provided in the Loan Agreement and the other Operative Documents, whether such advances are obligatory or to be made at the option of the Lenders, or otherwise, to the same extent as if such future advances were made on the date of execution of this Deed of Trust, although there may be no advance made at the time of execution hereof, and although there may be no indebtedness outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this Deed of Trust shall be valid as to all such indebtedness, including all revolving credit and future advances, from the time this Deed of Trust is recorded.



                                   D-2-12

         IN WITNESS WHEREOF, the undersigned has caused this Deed of Trust to be duly executed and delivered as of the date first above written.


                                 ATLANTIC FINANCIAL GROUP, LTD.,
                                 a Texas limited partnership (registered to do business in Arizona as AFG Equity, Limited Partnership), as Grantor

                                 By: Atlantic Financial Managers, Inc., a Texas
                                     corporation, its General Partner


                                     By:
                                          ----------------------------------
                                     Name:
                                           ---------------------------------
                                     Title:
                                            --------------------------------



STATE OF
         --------------------   )
COUNTY OF                       )   ss.
          -------------------   )


         The foregoing instrument was acknowledged before me this       day
                                                                  -----
of November, 2000, by                                  , the
                      ---------------------------------
                                 , of Atlantic Financial Managers, Inc., a
---------------------------------
Texas corporation, general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, on behalf of the limited partnership.



                                 -------------------------------------------
                                                Notary Public

My Commission Expires:


---------------------------

                                  D-2-N-1

                                  EXHIBIT A

                             Description of Land
                             -------------------

                                [TO BE ADDED]

                                  EXHIBIT B

                            Schedule of Equipment
                            ---------------------

                                [TO BE ADDED]




                                    D-2-1

                                                                   EXHIBIT F
                                                         TO MASTER AGREEMENT

                     ASSIGNMENT AND ACCEPTANCE AGREEMENT


To:      SunTrust Bank
         303 Peachtree Street, 3rd Floor
         Mail Code 1928
         Atlanta, Georgia  30308
         Attention:  Linda L. Dash

                       Re: EDWARD D. JONES & CO., L.P.
                           ---------------------------

Ladies and Gentlemen:

         We refer to Section 6.2 of the Master Agreement, dated as of
                     -----------
November    , 2000 (as heretofore or hereafter amended, the "Master
         ---                                                 ------
Agreement"), among Edward D. Jones & Co., L.P., as Lessee, Guarantor and
---------
Construction Agent, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank and certain financial institutions parties thereto, as Lenders, and SunTrust Bank, as Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Master Agreement.

         This agreement is delivered to you pursuant to Section 6.2 of the
                                                        -----------
Master Agreement and also constitutes notice to you, of the assignment to
                (the "Assignee") of     % of (i) its Commitment and (ii) the
---------------       --------      ----
A Loans and B Loans of                      (the "Assignor") outstanding
                       --------------------       --------
under the Loan Agreement and Master Agreement on the date hereof, which
assignment shall be effective as of                  ,      . After giving
                                    ------------- ---  -----
effect to the foregoing assignment, the Assignor's and the Assignee's Commitment Percentage for the purposes of the Loan Agreement and Master Agreement are set forth opposite such Person's name on the signature pages hereof.

         [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

         The Assignee hereby acknowledges and confirms that it is an Eligible Assignee and that it has received a copy of each of the Operative Documents. The Assignee further confirms and agrees that in becoming a Lender and in making its Loans under the Loan Agreement, such actions have and will be made without recourse to, or representation or warranty by, the Agent, the Assignor or the Lessor.

         Except as otherwise provided in the Master Agreement, effective as of the date of acceptance hereof by the Agent and the Lessee:

         (a)   the Assignee
               ------------

               (i) shall be deemed automatically to have become a party to the Master Agreement and the Loan Agreement, have all the rights and obligations of a "Lender" under the Master Agreement, the Loan Agreement and the other Operative Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

               (ii) agrees to be bound by the terms and conditions set forth in the Master Agreement, the Loan Agreement and the other Operative Documents that are applicable to a Lender, and makes the representations and warranties of a Lender therein, as if it were an original signatory thereto; and

         (b) the Assignor shall be released from its obligations under the Master Agreement, the Loan Agreement and the other Operative Documents to the extent of the interest assigned hereby as specified in the second paragraph hereof; provided, that the Assignor shall not be relieved of any such obligation arising prior to the date specified in the second paragraph hereof.

    The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section
                                                                   -------
6.2 of the Master Agreement upon the delivery hereof.
---

    The Assignee hereby advises you of the following administrative details with respect to the assigned Loans and requests the Agent to acknowledge receipt of this document:

         A.   Address for Notices:

                     Institution Name:
                     Attention:
                     Telephone:
                     Facsimile:

         B.   Payment Instructions:

    This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Adjusted Commitment Percentage                          [ASSIGNOR]
------------------------------

                %                           By:
         -------                                -----------------------------
                                            Title:
                                                   --------------------------

Commitment Percentage        %                          [ASSIGNEE]
                      -------

                                            By:
                                                -----------------------------
                                                Name Printed:
                                                              ---------------
                                                Title:
                                                       ----------------------

Accepted and Acknowledged
this      day of             ,
     ----        ------------  ----

SUNTRUST BANK,
       as Agent


       By:
          --------------------------------------
       Name Printed:
                    ----------------------------
       Title:
             -----------------------------------


EDWARD D. JONES & CO., L.P.
By:    EDJ Holding Company, Inc.,
       its sole general partner

       By:
          --------------------------------------
       Name Printed:
                     ---------------------------
       Title:
              ----------------------------------

                                                                   EXHIBIT H
                                                         TO MASTER AGREEMENT


                     FORM OF COMPLETION DATE CERTIFICATE



TO: Lessor, Agent and each Lender (as defined in the Master Agreement referred to below)


         Reference is hereby made to the Master Agreement, dated as of
November    , 2000 (as heretofore amended, the "Master Agreement"), among
         ---                                    ----------------
Edward D. Jones & Co., L.P., as Lessee, Guarantor and Construction Agent, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank and certain financial institutions parties thereto, as Lenders, and SunTrust Bank, as Agent, and joined in by The Jones Financial Companies, L.L.L.P. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Master Agreement. This Certificate is being delivered pursuant to Section 3.5(c) of the Master Agreement.

         The Construction Agent hereby certifies to you that as of
                 ,      (the "Completion Date") with respect to the Leased
-----------------  ----
Property:

         3. All amounts owing to third parties for the Construction have been paid in full (other than contingent obligations for which the Construction Agent has made adequate reserves), and no litigation or proceedings are pending, or to the best of the Construction Agent's knowledge, are threatened, against the Leased Property, the Construction Agent or the Lessee which could reasonably be expected to have a Material Adverse Effect.

         4. All material consents, licenses and permits and other governmental authorizations or approvals required for the Construction and operation of the Leased Property have been obtained and are in full force and effect.

         5. The Leased Property has available all services of public facilities and other utilities necessary for the use and operation of the Leased Property for its intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Building and public highways for pedestrians and motor vehicles.

         6. All material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and neither the Construction Agent nor the Lessee has any knowledge of any pending modification or cancellation of any of the same, and the use of the Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use.

         7.   All of the requirements and conditions set forth in Section
                                                                  -------
3.5(b) of the Master Agreement have been completed and fulfilled with
------
respect to the Leased Property and the Construction.

         8. To the best of the Construction Agent's knowledge, the Leased Property is in compliance in all material respects with all applicable zoning laws and regulations.

         The Construction Agent has caused this Completion Date Certificate to be executed and delivered by its duly authorized officer this
              ,      .
--------------  -----

                                     EDWARD D. JONES & CO., L.P.

                                     By:  EDJ Holding Company, Inc., its sole
                                          general partner


                                          By:
                                              --------------------------------
                                          Name Printed:
                                                        ----------------------
                                          Title:
                                                 -----------------------------

                                                                   EXHIBIT I
                                                         TO MASTER AGREEMENT


                             PAYMENT DATE NOTICE



Atlantic Financial Group, Ltd.
2305 Cedar Springs Road
Suite 415
Dallas, Texas  75201
Attention: Stephen S. Brookshire

SunTrust Bank
303 Peachtree Street, 3rd Floor
Mail Code 1928
Atlanta, Georgia  30308
Attention: Linda L. Dash

                       Re: EDWARD D. JONES & CO., L.P.
                           ---------------------------

Ladies and Gentlemen:

         This Payment Date Notice is delivered to you pursuant to Section
2.3(d) of the Master Agreement, dated as of November    , 2000 (together
                                                     ---
with all amendments, if any, from time to time made thereto, the "Master
                                                                  ------
Agreement"), among Edward D. Jones & Co., L.P., as Lessee, Guarantor and
---------
Construction Agent, Atlantic Financial Group, Ltd., as Lessor, SunTrust Bank and certain financial institutions parties thereto, as Lenders, and SunTrust Bank, as Agent, and joined in by The Jones Financial Companies, L.L.L.P. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Master Agreement.

              Edward D. Jones & Co., L.P., as Construction Agent, hereby
         requests that on            :
                          -----------

         1.   $            of the presently outstanding Funded Amounts
               -----------
originally made on                 ,       [and $              of the
                   ------------ ---  -----       -------------
presently outstanding Funded Amounts originally made on                ,
                                                        ---------------
     ],
-----

         2. and all presently being maintained as (1)[LIBOR Advances] [Base Rate Advances],

         3.   be [converted into] [continued as],

         4. (2)[LIBOR Advances having a Rent Period of _____ months] [Base Rate Advances].


---------------
(1) Select appropriate interest rate option.

Edward D. Jones & Co., L.P., as Lessee, Guarantor and Construction Agent, hereby certifies and warrants that no Potential Event of Default or Event of Default has occurred and is continuing.

         Edward D. Jones & Co., L.P. has caused this Payment Date Notice to be executed and delivered, and the certification and warranty contained
herein to be made, by its authorized officer this       day of
                                                  -----
              , 2000.
--------------
                                     EDWARD D. JONES & CO., L.P.

                                     By:  EDJ Holding Company, its sole
                                          general partner


                                          By:
                                              -------------------------------
                                          Name Printed:
                                                        ---------------------
                                          Title:
                                                 ----------------------------

---------------
(2) Insert appropriate interest rate option.


                                    I-2